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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-04041
  -------------------------------------------------------------------------

                                GE INVESTMENTS FUNDS, INC.
-----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                3003, sUMMER STREET,sTAMFORD, CONNECTICUT, 06904 7900
----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT INC. 3003, sUMMER STREET,sTAMFORD, CONNECTICUT, 06904 7900
----------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (203) 921-2009
                                                    ----------------------------

Date of fiscal year end: 12/31
                        ---------------------------

Date of reporting period: 6/30/03
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                        LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------


DEAR SHAREHOLDER:
Accompanying this letter is the semi-annual report for the GE Investments Funds for the six-month period ended June 30, 2003. I encourage you to read this letter, which reviews the investment markets over the first six months of this year and our thoughts regarding the outlook for the next six to twelve months. For more specific information about the performance of any of the GE Investments Funds you may own, please refer to the commentaries provided by portfolio managers for each sub-account and to the portfolio specific data you'll find in the accompanying report.


MARKET OVERVIEW
Investors were understandably wary as they entered 2003 following three years of negative U.S. equity returns and a bear market that was the worst since the early 1930's in depth and length. Although international equity returns looked somewhat better, this was primarily due to the effect of the weakening dollar when translating generally indifferent stock performance (on a local currency basis), back into U.S. dollars. Fixed income proved to have been the asset class of choice as it benefited from the Fed's continuing efforts to re-ignite economic performance. With short rates hitting dramatic 40-year lows, however, even the Fed looked to be running out of maneuvering room.

With the Iraq situation moving towards a military confrontation, markets around the world went on a roller coaster ride as diplomatic efforts and U.N. inspectors were unable to dislodge Saddam Hussein or uncover suspected weapons of mass destruction. When coalition forces scored rapid military successes, most global equity markets responded with relief and delivered their best performances in years. U.S. equity markets, in particular, rose sharply, as Iraq shifted from outright war to a tenuous occupation. Interest rates and inflation remain low, homeowners continue to refinance existing homes, as well as build new ones, and a recent string of positive indicators may portend the type of economic recovery that rising equity values often predict.

In this environment, U.S. equities have delivered strong performance since retesting last October's lows in early March. The S&P 500 index increased 11.8% through June, fueled by a broad-based 2nd quarter rally (up 15.4%), its best quarterly performance since 1998. Small cap stocks in the Russell 2000 index increased 23.4%, and the technology-influenced NASDAQ index rose 21.5% through June, following a lackluster 1st quarter. Larger capitalization stocks have lagged behind, as the Dow Jones index posted a 9.6% return through June, all thanks to a 13.1% performance in the 2nd quarter. Second quarter earnings generally delivered solid, if unspectacular, improvements over last year, with a minimum of negative surprises.

International equities also performed well, as the weakening dollar continued to enhance positive local currency returns. The MSCI EAFE index rose 9.5% through June, while emerging markets stocks did even better, climbing 16.1%. Global markets responded to the easing of tensions in Iraq, tentative signs of progress in the Middle East, and ebbing fears of a SARS epidemic. Europe is benefiting from the ECB's recent rate cut, and the Euro's strength, at least in the short run, keeps inflation under control. Japan's year-to-date performance was lackluster through June, however, the Bank of Japan is printing money to buy foreign currencies in an effort to weaken the yen, which will improve the competitive position of Japan's global exporters. As the 3rd quarter got underway, the Japanese stock market improved quite strongly.

Fixed income also posted attractive total returns for the 1st half of 2003. Ten-year Treasuries returned 4.5% as rates fell, and corporate bonds returned an even stronger 7.3%, as corporate spreads narrowed versus Treasuries. The recent Fed easing has brought the targeted Fed Funds rate to a 45-year low of 1.0%. Along with the Federal income tax cut and increased government spending, the Fed's easing should provide the stimulus necessary to revive economic growth. This, in turn, should put upward pressure on interest rates as fears of deflation dissipate. The lack of inflation should limit the rise in Treasury yields through the end of this year, however.


MARKET OUTLOOK
Bond bulls initially welcomed Fed Chairman Greenspan's comments implying that the Fed is willing to keep rates low for some considerable time. On the other hand, equity bulls argue that we have already endured the longest and sharpest market downtown since the Great Depression



        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

--------------------------------------------------------------------------------

years of 1929-1932 and that valuations are now at much more reasonable levels. They point to the fact that liquidity is plentiful and that short-term investors, loath to earn short rates below 1% for long, will likely shift back into equities. Equity bulls take comfort from Fed Chairman Greenspan's prediction that the combination of stimulative fiscal and monetary policy should produce fairly robust economic growth in the second half of this year and on into 2004. Finally, the equity bulls believe that companies, which have been on a cost-cutting tear for the past three years, can deliver attractive profits. Providing some historical comfort that there is still room for equity upside, S&P 500 returns in years following bear markets during the last century increased by 54% in 1933, by 20% in 1942 and by 37% in 1975.

We believe that the U.S. stock market is fairly valued and that the second half of this year will deliver low to mid-single digit returns propelled more by the anticipated growth in earnings than by any other factor. On the other hand, the bond market has recently given back some of its earlier gains as the benchmark 10-year Treasury rebounded to the 4.5% level, sharply off its near 3.0% lows in mid-June. We believe it is unlikely that yields will again drop to the 45-year lows experienced in the 2nd quarter and so we remain cautious with respect to maturities in our fixed income portfolio. On balance, with the combination of liquidity pumps primed by the Fed and stimulative tax reform, a moderate U.S. economic recovery should unfold in the second half of this year and into 2004.


At GE Investments Funds, we take seriously our commitment to helping you make your goals a reality. Like you, we are focused on the long-term possibilities that the investment markets have to offer and continue to work hard to position our portfolios in ways that give you the best opportunity for success.

Sincerely,

/S/ MICHAEL J. COSGROVE

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.

JULY 29, 2003



MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND AN EXECUTIVE VICE PRESIDENT OF GE ASSET MANAGEMENT INCORPORATED, THE FUNDS' ADVISER, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.



        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

SEMI-ANNUAL REPORT
GE INVESTMENTS FUNDS, INC.

JUNE 30, 2003


[LOGOS OMITTED]


                                                               GE INVESTMENTS FUNDS, INC.
-----------------------------------------------------------------------------------------

TABLE OF CONTENTS
-----------------------------------------------------------------------------------------
FINANCIAL INFORMATION

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ...........................................................        1

     S&P 500 Index Fund ..........................................................       5

     Premier Growth Equity Fund ..................................................      13

     Value Equity Fund ...........................................................      16

     Mid-Cap Value Equity Fund ...................................................      20

     Small-Cap Value Equity Fund .................................................      24

     International Equity Fund ...................................................      28

     Income Fund .................................................................      32

     Global Income Fund ..........................................................      41

     Total Return Fund ...........................................................      45

     Money Market Fund ...........................................................      55

     Real Estate Securities Fund .................................................      58

NOTES TO PERFORMANCE .............................................................      61

NOTES TO SCHEDULES OF INVESTMENTS ................................................      62

FINANCIAL STATEMENTS

     Financial Highlights ........................................................      63

     Notes to Financial Highlights ...............................................      69

     Statements of Assets and Liabilities ........................................      70

     Statements of Operations ....................................................      72

     Statements of Changes in Net Assets .........................................      74

     Notes to Financial Statements ...............................................      78

ADDITIONAL INFORMATION ...........................................................      86

INVESTMENT TEAM ..................................................................      88

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003?

A. The U.S. Equity Fund is a style neutral strategy that employs bottom-up fundamental research in the stock selection process. For the six-month period ended June 30, 2003, the Fund returned 9.98% compared to the S&P 500 benchmark return of 11.78%. Our Lipper peer group of 1,778 Large Cap Core funds returned 10.30% for the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003?

A. The strategy underperformed the benchmark over the period in part due to the strength in small and mid-capitalization issues in the second quarter, whereas the portfolio is predominately large capitalization weighted. In addition, underperformance was not so much hurt by what we owned in the portfolio but more from stocks we did not own that showed better relative performance over the period. We would characterize these stocks as lower quality more speculative investments, whereas the portfolio is positioned with larger, higher quality companies we believe will do well over the long term.

Q.  WHICH SECTORS/INDUSTRY/STOCKS DETRACTED FROM PERFORMANCE OVER THE PERIOD?

A. Over the six-month period ended June 30, 2003, the portfolio underperformed with its composition in the Information Technology, Healthcare, Industrials, Financials, Utilities and Telecommunications Services sectors all contributing negatively to relative performance. Information Technology rallied more than 17% over the period, with portfolio holdings advancing only 12%. Despite strong performance by Analog Devices (+33%), Applied Materials (+22%), Intel (+34%), Molex (+19%), First Data (+17%), Unisys (+24%), Certegy (+13%), and Cisco (+28%), more speculative, smaller capitalization companies drove performance in this sector over the period. In health care, owning very little biotechnology hurt performance, as this industry rallied 32% over the period. In Industrials, an overweight in aerospace & defense stocks hurt performance the most, despite a 15% rise in the shares of United Technology. Financials hurt performance primarily because the underweighted brokerage stocks rallied sharply over the period and the portfolio did not keep pace, despite good performance from holdings such as Lehman Brothers. The Utility sector lost ground to the sector benchmark because the portfolio held no gas utility or multi-utilities stocks, which rallied 13.5% and 34%, respectively. The Telecommunications holdings also lagged the sector benchmark because the portfolio did not own the more speculative names that rallied sharply, such as Nextel (+57%), AT&T Wireless (+45%), and Sprint PCS (+32%).

Q.  WHICH SECTORS/INDUSTRY/STOCKS PERFORMED WELL OVER THE PERIOD?

A. Consumer Discretionary, Consumer Staples, Energy, and Materials were all positive contributors to relative performance for the six-month period ended June 30, 2003. Liberty Media (+30%), Comcast (+29%), Home Depot (+38.5%), Target (+27%), Kimberly-Clark (+12%), Altria (+15%), EnCana (+24%), and Nabors (+12%) were the better relative performers in the respective sectors over this period.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. Following three straight down years, the market is obviously overdue for a recovery and we do expect a modest positive return as corporate earnings slowly recover this year. This is the kind of environment where stock selection, driven by strong fundamental research, should pay off with good returns relative to the benchmark. On the whole, the market balance sheet appears to favor an improving economic environment and thus an improving situation for corporate earnings. While the rally has been robust in the second quarter and year-to-date, valuations appear reasonable and, assuming the economy does continue to improve, we expect the market to recover further in the second half of 2003 and into 2004.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
                                                                     (unaudited)
CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOW]

                                  U.S. EQUITY FUND                S&P 500

1/3/95                                 10,000                       10,000
12/95                                  13,558                       13,749
12/96                                  16,502                       16,927
12/97                                  21,805                       22,563
12/98                                  26,910                       29,038
12/99                                  32,187                       35,155
12/00                                  31,997                       31,927
12/01                                  29,286                       28,124
12/02                                  23,644                       21,908
6/03                                   26,004                       24,488


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------


                              SIX      ONE      FIVE      SINCE
                             MONTHS    YEAR     YEAR    INCEPTION
--------------------------------------------------------------------------------
U.S. Equity Fund              9.98%   -0.48%    0.80%    11.91%
--------------------------------------------------------------------------------
S&P 500                      11.78%    0.26%   -1.61%    11.11%
--------------------------------------------------------------------------------
Lipper peer group average*   10.30%   -2.64%   -3.85%     N/A
--------------------------------------------------------------------------------
Inception date               1/3/95
--------------------------------------------------------------------------------


            U.S. Equity Fund (ending value $26,004)
            S&P 500 (ending value $24,488)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.

TOP TEN HOLDINGS
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------
  Citigroup Inc.                                         4.88%
--------------------------------------------------------------------------------
  Pfizer Inc.                                            4.34%
--------------------------------------------------------------------------------
  Microsoft Corp.                                        2.96%
--------------------------------------------------------------------------------
  First Data Corp.                                       2.75%
--------------------------------------------------------------------------------
  Federal National Mortgage Association                  2.69%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                                      2.45%
--------------------------------------------------------------------------------
  Johnson & Johnson                                      2.28%
--------------------------------------------------------------------------------
  Liberty Media Corp.                                    2.21%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                   2.21%
--------------------------------------------------------------------------------
  American International Group                           2.06%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $98,358 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOW]

Financial 22.4%
Information Technology 15.9%
Healthcare 15.6%
Consumer - Discretionary 11.7%
Industrials 9.0%
Consumer - Staples 7.9%
Energy 6.6%
Telecommunication Services 3.4%
Short Term 2.9%
Materials 2.6%
Utilities 2.0%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE LARGE CAP CORE PEER GROUP CONSISTING OF 1778, 1789, AND 969 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                U.S. EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


                                U.S. EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE
COMMON STOCK -- 98.0%
--------------------------------------------------------------------------------


CONSUMER - DISCRETIONARY -- 11.8%

AOL Time Warner Inc.                  30,279 $     487,189(a)
Best Buy Co. Inc.                      2,163        94,999(a)
Carnival Corp.                        29,241       950,625(l)
Catalina Marketing Corp.              20,936       369,520(a)
Comcast Corp. (Class A Special)       62,114     1,790,747(a)
Comcast Corp. (Class A)                5,710       172,328(a)
eBay Inc.                              1,384       144,185(a)
Gannett Co. Inc.                       2,915       223,901
Home Depot Inc.                       49,829     1,650,336
InterActiveCorp.                       1,817        71,899(a,l)
Liberty Media Corp.                  188,420     2,178,135(a,h)
Lowe's Cos. Inc.                       3,374       144,913
Omnicom Group                          5,537       397,003
Target Corp.                          41,612     1,574,598
UnitedGlobalCom Inc. (Class A)         2,422        12,522(a,l)
Viacom Inc. (Class B)                 23,065     1,007,018(a)
Walt Disney Co.                       11,819       233,425
                                                11,503,343

CONSUMER - STAPLES -- 7.9%

Altria Group Inc.                      7,612       345,889
Anheuser-Busch Cos. Inc.               8,651       441,634
Avon Products Inc.                     6,834       425,075
Clorox Co.                             1,602        68,325
Colgate-Palmolive Co.                  9,332       540,789
General Mills Inc.                     9,343       442,952
Kimberly-Clark Corp.                  15,226       793,884
PepsiCo Inc.                          40,741     1,812,975
Procter & Gamble Co.                   5,450       486,031
Sara Lee Corp.                        13,842       260,368
Sysco Corp.                           12,720       382,109
The Gillette Co.                       9,949       316,975
Wal-Mart Stores Inc.                  26,213     1,406,852
                                                 7,723,858

ENERGY -- 6.7%

Anadarko Petroleum Corp.               5,189       230,755
Baker Hughes Inc.                     17,561       589,523
BP PLC. ADR                            9,430       396,249
Burlington Resources Inc.             10,096       545,891
ConocoPhillips                        15,572       853,346
EnCana Corp.                          14,188       544,394
Exxon Mobil Corp.                     67,097     2,409,453(h)
Nabors Industries Ltd.                10,814       427,694(a)
Schlumberger Ltd.                     10,555       502,101
                                                 6,499,406


                                      NUMBER
                                   OF SHARES         VALUE
FINANCIAL -- 22.7%

AFLAC Inc.                             7,267 $     223,460
American Express Co.                  27,952     1,168,673(h)
American International Group          36,706     2,025,437
Bank of America Corp.                 18,859     1,490,427(h)
Bank One Corp.                         8,391       311,977
Berkshire Hathaway Inc.
   (Class B)                             213       517,590(a)
Citigroup Inc.                       112,175     4,801,090(h)
Federal Home Loan
   Mortgage Corp.                      5,294       268,776
Federal National Mortgage
   Association                        39,202     2,643,783
FleetBoston Financial Corp.            9,084       269,886
Goldman Sachs Group Inc.               2,249       188,354
Hartford Financial Services
   Group Inc.                         14,793       744,975
JP Morgan Chase & Co.                 11,679       399,188
Lincoln National Corp.                 8,045       286,643
Marsh & McLennan Cos. Inc.            24,396     1,245,904
Mellon Financial Corp.                23,704       657,786
Morgan Stanley                         9,689       414,205
Prudential Financial Inc.              6,488       218,321
SLM Corp.                              2,076        81,317
State Street Corp.                    21,801       858,959(e)
The Allstate Corp.                    18,458       658,028
Travelers Property Casualty Corp.
   (Class B)                           7,959       125,513
US Bancorp                            26,559       650,696
Wachovia Corp.                        18,548       741,178
Wells Fargo & Co.                     20,503     1,033,351
                                                22,025,517

HEALTHCARE -- 15.7%

Abbott Laboratories                   29,587     1,294,727(h)
Apogent Technologies Inc.              7,267       145,340(a)
Cardinal Health Inc.                  33,826     2,175,012
Cigna Corp.                            4,810       225,781
DENTSPLY International Inc.            9,516       389,204
HCA Inc.                               3,235       103,649
IMS Health Inc.                        6,402       115,172
Johnson & Johnson                     43,371     2,242,281
Lincare Holdings Inc.                 25,953       817,779(a)
Merck & Co. Inc.                      23,271     1,409,059
Pfizer Inc.                          125,008     4,269,023
Sybron Dental Specialties Inc.         1,273        30,043(a)
UnitedHealth Group Inc.                4,759       239,140
WebMD Corp.                            5,018        54,345(a,l)
Wyeth                                 40,003     1,822,137
                                                15,332,692

INDUSTRIALS -- 9.1%

Burlington Northern
   Santa Fe Corp.                     15,831       450,234
Certegy Inc.                          16,523       458,513(a)

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                U.S. EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE


Danaher Corp.                          8,366 $     569,306
Deere & Co.                            7,786       355,820
Dover Corp.                           28,635       857,905(h)
Eaton Corp.                            2,855       224,432
Emerson Electric Co.                   4,326       221,059
Equifax Inc.                          19,638       510,588
General Dynamics Corp.                 7,526       545,635
Lockheed Martin Corp.                 10,814       514,422
Northrop Grumman Corp.                 4,888       421,786
Pitney Bowes Inc.                      6,489       249,242
3M Co.                                 6,301       812,703
Tyco International Ltd.                2,768        52,537
Union Pacific Corp.                    8,911       517,016
United Technologies Corp.             22,558     1,597,783
Waste Management Inc.                 20,762       500,157
                                                 8,859,138

INFORMATION TECHNOLOGY -- 16.0%

Analog Devices Inc.                   25,348       882,617(a)
Applied Materials Inc.                35,210       558,431(a,h)
Automatic Data Processing             17,388       588,758
Cisco Systems Inc.                    71,766     1,197,775(a)
Concord EFS Inc.                      18,141       267,036(a)
Dell Computer Corp.                   33,826     1,081,079(a)
Electronic Data Systems Corp.          5,883       126,190
First Data Corp.                      65,315     2,706,654
Intel Corp.                           57,183     1,188,491
International Business
   Machines Corp.                     11,246       927,795
Intuit Inc.                           20,503       912,999(a)
Microsoft Corp.                      113,588     2,908,989
Molex Inc. (Class A)                  37,892       878,299
Oracle Corp.                          70,160       843,323(a)
Paychex Inc.                           2,855        83,680
Unisys Corp.                          28,375       348,445(a)
Yahoo! Inc.                            3,287       107,682(a)
                                                15,608,243

MATERIALS -- 2.7%

Alcoa Inc.                            11,074       282,387
Barrick Gold Corp.                    19,724       353,060
E.I. du Pont de Nemours
   and Co.                             5,622       234,100
Monsanto Co.                               1            20
Newmont Mining Corp.                  13,150       426,849
Praxair Inc.                           7,872       473,107
Rohm & Haas Co.                        7,872       244,268
Weyerhaeuser Co.                      10,554       569,916
                                                 2,583,707

                                      NUMBER
                                   OF SHARES         VALUE

TELECOMMUNICATION SERVICES -- 3.4%

AT&T Corp.                            13,842 $     266,459
SBC Communications Inc.               22,925       585,734
Verizon Communications Inc.           29,327     1,156,950(h)
Vodafone Group PLC. ADR               68,170     1,339,541(l)
                                                 3,348,684

UTILITIES -- 2.0%

Dominion Resources Inc.               11,935       767,062
Duke Energy Corp.                      5,191       103,560
Entergy Corp.                          6,229       328,767
Exelon Corp.                           7,786       465,681
FirstEnergy Corp.                      8,218       315,978
                                                 1,981,048

TOTAL INVESTMENTS IN SECURITIES
   (COST $95,810,789)                           95,465,636



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     1,726,099     1,726,099(j)
State Street Navigator Securities
   Lending Prime Portfolio         1,166,257     1,166,257(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,892,356)                             2,892,356


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (1.0)%                                     (984,867)
                                               -----------

NET ASSETS -- 100%                             $97,373,125
                                               ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long futures contracts open at June 30, 2003:
                             NUMBER     CURRENT
               EXPIRATION      OF      NOTIONAL   UNREALIZED
DESCRIPTION       DATE      CONTRACTS    VALUE   DEPRECIATION
--------------------------------------------------------------------------------

S&P 500     September 2003      2      $486,650    $(4,300)

----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

  Q&A

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2003?

A. The S&P 500 Index Fund returned 11.56% for the six-month period ended June 30, 2003. The S&P 500 Index returned 11.78% and our Lipper peer group of 488 S&P 500 Index Objective funds returned 11.09% during the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Despite the economy remaining sluggish, equities have turned in a solid performance so far year-to-date and, in particular, during the second quarter. Corporate earnings appear to have stabilized, new favorable tax laws have come out of Washington and geopolitical concerns have eased somewhat. All of these factors have improved the backdrop for equities and they responded with their best quarterly showing since the fourth quarter of 1999.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES BY THE FUND IMPACTED PERFORMANCE?

A. We are utilizing a full replication strategy to manage the S&P 500 Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is generally held to less than 5% of the total portfolio value, and is equitized using S&P 500 Index futures contracts. This methodology has provided consistent tracking.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of June 30th, 2003, the four largest sectors in the S&P 500 Index were Financials (20.6%), Information Technology (16.3%), Healthcare (15.1%) and Consumer Staples (11.7%).

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

A. The Fund underperformed its benchmark slightly due to the investment of Fund cash flows and the Fund's fees and expenses.

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The top five returning stocks for the last six months were Dynegy (+255%), Williams Cos (+192%), Avaya (+163%), Corning Inc (+123%), and PMC-Sierra Inc (+111%). The bottom five returning stocks for the quarter were Tenet Healthcare Corp (-28%), JC Penney Inc (-26%), AT&T Corp (-26%), UnumProvident Corp (-23%), and Goodyear Tire and Rubber (-22%). The highest returning sector for the last six months was Information Technology (+24%) followed closely by Financials (+21%). The lowest returning sectors were Telecommunications Services (+0.9%) and Materials (+1.1%).

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE QUARTER AND WHY?

A. For the 2nd quarter of 2003, there was only one index change announced by Standard & Poors that impacted the Fund. The addition to the S&P 500 was Federated Investors Inc (Apr 15). The deletion for the quarter was Pharmacia Corp, which was bought by Pfizer.

Q. WHAT IS THE OUTLOOK FOR THE FUND / HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Due to the passive investment style of the Fund, it is anticipated that it will remain fully invested to the S&P 500 to provide as close tracking as possible to the S&P 500 Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                                                     (unaudited)

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

  [LINE CHART OMITTED, PLOT POINTS FOLLOW]

                     S&P 500 INDEX FUND              S&P 500
  06/93                    10,000                     10,000
  12/93                    10,509                     10,495
  12/94                    10,500                     10,633
  12/95                    14,293                     14,619
  12/96                    17,796                     18,002
  12/97                    23,194                     23,996
  12/98                    29,745                     30,880
  12/99                    35,873                     37,385
  12/00                    32,491                     33,950
  12/01                    28,506                     29,910
  12/02                    22,129                     23,299
  6/03                     24,686                     26,045



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------


                               SIX       ONE     FIVE      TEN
                             MONTHS     YEAR     YEAR     YEAR
--------------------------------------------------------------------------------

S&P 500 Index Fund            11.56%   -0.04%   -1.96%    9.46%
--------------------------------------------------------------------------------
S&P 500                       11.78%    0.26%   -1.61%   10.04%
--------------------------------------------------------------------------------
Lipper peer group average*    11.09%   -0.91%   -2.75%    8.82%
--------------------------------------------------------------------------------
Inception date               4/15/85
--------------------------------------------------------------------------------

S&P 500 Index Fund (ending value $24,686)
S&P 500 (ending value $26,045)


INVESTMENT PROFILE

A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in equity securities of companies contained in that Index.


TOP TEN HOLDINGS
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------
  General Electric Co.                                   3.08%
--------------------------------------------------------------------------------
  Microsoft Corp.                                        2.95%
--------------------------------------------------------------------------------
  Pfizer Inc.                                            2.90%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                                      2.58%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc.                                   2.52%
--------------------------------------------------------------------------------
  Citigroup Inc.                                         2.37%
--------------------------------------------------------------------------------
  Johnson & Johnson                                      1.65%
--------------------------------------------------------------------------------
  American International Group                           1.55%
--------------------------------------------------------------------------------
  International Business Machines Corp.                  1.53%
--------------------------------------------------------------------------------
  Intel Corp.                                            1.46%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $500,213 (in thousands)


  [PIE CHART OMITTED, PLOT POINTS FOLLOW]

FINANCIAL 19.7%
INFORMATION TECHNOLOGY 15.6%
HEALTHCARE 14.3%
CONSUMER - STAPLES 11.3%
CONSUMER - DISCRETIONARY 10.7%
INDUSTRIALS 10.1%
ENERGY 5.6%
TELECOMMUNICATION SERVICES 3.7%
SHORT-TERM 3.5%
UTILITIES 2.9%
MATERIALS 2.6%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 488, 488, 315 AND 82 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              S&P 500 INDEX FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


                               S&P 500 INDEX FUND

                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 96.4%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 10.7%

American Greetings (Class A)           3,517 $      69,074(a,h)
AOL Time Warner Inc.                 241,614     3,887,569(a,h)
Autonation Inc.                       15,100       237,372(a)
Autozone Inc.                          5,044       383,193(a)
Bed Bath & Beyond Inc.                15,900       617,079(a)
Best Buy Co. Inc.                     17,300       759,816(a)
Big Lots Inc.                          6,600        99,264(a)
Black & Decker Corp.                   4,107       178,449
Brunswick Corp.                        5,068       126,801
Carnival Corp.                        33,300     1,082,583
Centex Corp.                           3,360       261,374
Circuit City Stores Inc.              11,226        98,789
Clear Channel
   Communications Inc.                32,900     1,394,631(a)
Comcast Corp. (Class A)              120,839     3,646,921(a)
Cooper Tire & Rubber Co.               4,223        74,283
Dana Corp.                             8,441        97,578
Darden Restaurants Inc.                9,429       178,962
Delphi Corp.                          30,258       261,127
Dillard's Inc. (Class A)               4,795        64,589
Dollar General Corp.                  17,391       317,560
Dow Jones & Co. Inc.                   4,442       191,139
Eastman Kodak Co.                     15,175       415,036
eBay Inc.                             17,100     1,781,478(a)
Family Dollar Stores                   9,300       354,795
Federated Department Stores            9,904       364,962
Ford Motor Co.                        97,099     1,067,118
Fortune Brands Inc.                    8,041       419,740
Gannett Co. Inc.                      14,408     1,106,678
General Motors Corp.                  30,147     1,085,292
Genuine Parts Co.                      9,296       297,565
Harley-Davidson Inc.                  16,300       649,718
Harrah's Entertainment Inc.            5,835       234,800(a)
Hasbro Inc.                            9,396       164,336
Hilton Hotels Corp.                   20,388       260,763
Home Depot Inc.                      123,418     4,087,604
International Game Technology          4,600       470,718
Interpublic Group of Cos. Inc.        20,830       278,705
JC Penney Co. Inc.
   (Holding Co.)                      14,287       240,736
Johnson Controls Inc.                  4,841       414,390
Jones Apparel Group Inc.               7,100       207,746(a)
KB Home                                2,580       159,908
Knight-Ridder Inc.                     4,200       289,506
Kohl's Corp.                          18,100       929,978(a)
Leggett & Platt Inc.                  10,300       211,150
Limited Brands                        28,336       439,208
Liz Claiborne Inc.                     5,830       205,508
Lowe's Cos. Inc.                      41,928     1,800,808

                                      NUMBER
                                   OF SHARES         VALUE


Marriott International Inc.
   (Class A)                          12,222 $     469,569
Mattel Inc.                           23,651       447,477
Maytag Corp.                           4,395       107,326
McDonald's Corp.                      68,234     1,505,242
Meredith Corp.                         2,598       114,312
New York Times Co. (Class A)           7,888       358,904
Newell Rubbermaid Inc.                14,456       404,768
Nike Inc. (Class B)                   14,204       759,772
Nordstrom Inc.                         7,392       144,292
Office Depot Inc.                     16,600       240,866(a)
Omnicom Group                         10,100       724,170
Pulte Homes Inc.                       3,222       198,669
RadioShack Corp.                       8,756       230,370
Reebok International Ltd.              3,330       111,988(a)
Sears Roebuck and Co.                 16,445       553,210
Snap-On Inc.                           3,309        96,060
Staples Inc.                          26,200       480,770(a)
Starbucks Corp.                       21,000       514,920(a)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B)           10,800       308,772
Target Corp.                          48,852     1,848,560
The Gap Inc.                          47,818       897,066
The Goodyear Tire & Rubber Co.         9,419        49,450
The May Department Stores Co.         15,484       344,674
The McGraw-Hill Cos. Inc.             10,470       649,140
The Sherwin-Williams Co.               8,163       219,421
The Stanley Works                      4,926       135,958
Tiffany & Co.                          7,900       258,172
TJX Cos. Inc.                         27,380       515,839
Toys R US Inc.                        11,935       144,652(a)
Tribune Co.                           16,618       802,649
Tupperware Corp.                       3,128        44,918
Univision Communications Inc.
   (Class A)                          11,900       361,760(a)
VF Corp.                               5,702       193,697
Viacom Inc. (Class B)                 94,407     4,121,810(a)
Visteon Corp.                          7,486        51,429
Walt Disney Co.                      109,637     2,165,331
Wendy's International Inc.             6,331       183,409
Whirlpool Corp.                        3,709       236,263
Yum! Brands Inc.                      15,422       455,874(a)
                                                53,417,928

CONSUMER - STAPLES -- 11.2%

Alberto-Culver Co. (Class B)           3,133       160,096
Albertson's Inc.                      20,561       394,771(h)
Altria Group Inc.                    108,779     4,942,918
Anheuser-Busch Cos. Inc.              44,808     2,287,448(h)
Archer-Daniels-Midland Co.            33,586       432,252
Avon Products Inc.                    12,664       787,701
Brown-Forman Corp. (Class B)           3,729       293,174
Campbell Soup Co.                     22,176       543,312
Clorox Co.                            11,884       506,853
Coca-Cola Enterprises Inc.            24,300       441,045
Colgate-Palmolive Co.                 28,872     1,673,132
ConAgra Foods Inc.                    28,968       683,645

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

Adolph Coors (Class B)                 2,065    $  101,144
Costco Wholesale Corp.                24,566       899,116(a)
CVS Corp.                             21,156       593,003
General Mills Inc.                    19,822       939,761
Hershey Foods Corp.                    7,092       494,029
HJ Heinz Co.                          18,897       623,223
Kellogg Co.                           21,990       755,796
Kimberly-Clark Corp.                  27,636     1,440,941
Kroger Co.                            39,730       662,696(a)
McCormick & Co. Inc.                   7,300       198,560
Pepsi Bottling Group Inc.             14,700       294,294
PepsiCo. Inc.                         92,574     4,119,543
Procter & Gamble Co.                  69,588     6,205,858
RJ Reynolds Tobacco
   Holdings Inc.                       4,400       163,724
Safeway Inc.                          23,900       488,994(a)
Sara Lee Corp.                        42,157       792,973
Supervalu Inc.                         7,000       149,240
Sysco Corp.                           35,144     1,055,726
The Coca-Cola Co.                    132,851     6,165,615(h)
The Gillette Co.                      54,866     1,748,031
UST Inc.                               8,779       307,528
Walgreen Co.                          55,000     1,655,500
Wal-Mart Stores Inc.                 235,224    12,624,472
Winn-Dixie Stores Inc.                 7,740        95,279
WM Wrigley Jr. Co.                    12,068       678,584
                                                56,399,977

ENERGY -- 5.6%

Amerada Hess Corp.                     4,890       240,490(h)
Anadarko Petroleum Corp.              13,428       597,143
Apache Corp.                           8,674       564,330
Ashland Inc.                           3,907       119,867
Baker Hughes Inc.                     18,250       612,653
BJ Services Co.                        8,200       306,352(a)
Burlington Resources Inc.             10,841       586,173
ChevronTexaco Corp.                   57,316     4,138,215
ConocoPhillips                        36,321     1,990,391
Devon Energy Corp.                    12,396       661,946
EOG Resources Inc.                     6,200       259,408
Exxon Mobil Corp.                    358,824    12,885,370(h)
Halliburton Co.                       23,560       541,880
Kerr-McGee Corp.                       5,501       246,445
Marathon Oil Corp.                    16,892       445,104
Nabors Industries Ltd.                 7,800       308,490(a)
Noble Corp.                            6,800       233,240(a)
Occidental Petroleum Corp.            20,410       684,756
Rowan Cos. Inc.                        5,177       115,965(a)
Schlumberger Ltd.                     31,254     1,486,753
Sunoco Inc.                            4,188       158,055
Transocean Inc.                       17,166       377,137(a)
Unocal Corp.                          13,838       397,012
                                                27,957,175

FINANCIAL -- 19.7%

ACE Ltd.                              14,200       486,918
AFLAC Inc.                            27,800       854,850

                                      NUMBER
                                   OF SHARES         VALUE

AMBAC Financial Group Inc.             5,700 $     377,625
American Express Co.                  69,722     2,915,077(h)
American International Group         140,109     7,731,215(h)
AmSouth Bancorp                       18,250       398,580
AON Corp.                             16,736       403,003
Apartment Investment &
   Management Co.
   (Class A) (REIT)                    4,900       169,540
Bank of America Corp.                 80,540     6,365,076
Bank One Corp.                        61,327     2,280,138(h)
BB&T Corp.                            25,300       867,790
Capital One Financial Corp.           11,900       585,242
Charter One Financial Inc.            11,787       367,519
Chubb Corp.                            9,897       593,820
Cincinnati Financial Corp.             8,300       307,847
Citigroup Inc.                       276,576    11,837,453(h)
Comerica Inc.                          9,456       439,704
Countrywide Financial Corp.            7,000       486,990
Equity Office Properties
   Trust (REIT)                       21,800       588,818
Equity Residential (REIT)             14,100       365,895
Federal Home Loan
   Mortgage Corp.                     37,365     1,897,021
Federal National Mortgage
   Assoc.                             52,676     3,552,469
Federated Investors Inc.
   (Class B)                           6,200       170,004
Fifth Third Bancorp                   31,016     1,778,457
First Tennessee National Corp.         6,600       289,806
FleetBoston Financial Corp.           56,422     1,676,298
Franklin Resources Inc.               13,400       523,538
Golden West Financial Corp.            8,265       661,283
Goldman Sachs Group Inc.              25,300     2,118,875
Hartford Financial Services
   Group Inc.                         15,004       755,601
Huntington Bancshares Inc.            12,734       248,568
Janus Capital Group Inc.              12,000       196,800
Jefferson-Pilot Corp.                  7,723       320,196
John Hancock Financial
   Services Inc.                      15,600       479,388
JP Morgan Chase & Co.                109,137     3,730,303(h)
Keycorp                               22,928       579,391
Lehman Brothers Holdings Inc.         13,100       870,888
Lincoln National Corp.                 9,212       328,224
Loews Corp.                            9,932       469,684
Marsh & McLennan Cos. Inc.            28,908     1,476,332
Marshall & Ilsley Corp.               12,200       373,076
MBIA Inc.                              7,835       381,956
MBNA Corp.                            68,661     1,430,895
Mellon Financial Corp.                23,228       644,577
Merrill Lynch & Co. Inc.              49,734     2,321,583
Metlife Inc.                          40,900     1,158,288
MGIC Investment Corp.                  5,459       254,608
Moody's Corp.                          8,142       429,165
Morgan Stanley                        58,096     2,483,604
National City Corp.                   32,864     1,074,981
North Fork Bancorporation Inc.         8,700       296,322
Northern Trust Corp.                  11,500       480,585

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE


Plum Creek Timber Co.
   Inc. (REIT)                         9,300  $    241,335
PNC Financial Services Group Inc.     15,308       747,183
Principal Financial Group             17,600       567,600
Providian Financial Corp.             15,694       145,326(a)
Prudential Financial Inc.             29,500       992,675
Regions Financial Corp.               11,900       401,982
Safeco Corp.                           7,481       263,930
Simon Property Group Inc.
   (REIT)                             10,200       398,106
SLM Corp.                             24,300       951,831
SouthTrust Corp.                      18,700       508,640
St. Paul Cos.                         11,980       437,390
State Street Corp.                    17,900       705,260(e)
SunTrust Banks Inc.                   15,229       903,689
Synovus Financial Corp.               16,050       345,075
T Rowe Price Group Inc.                6,600       249,150
The Allstate Corp.                    37,776     1,346,714(h)
The Bank of New York Co. Inc.         41,210     1,184,788(h)
The Bear Stearns Cos. Inc.             5,169       374,339
The Charles Schwab Corp.              72,511       731,636
The Progressive Corp.                 11,700       855,270
Torchmark Corp.                        6,400       238,400
Travelers Property Casualty
   Corp. (Class B)                    53,344       841,235
Union Planters Corp.                  10,650       330,470
UnumProvident Corp.                   15,789       211,730
US Bancorp                           102,799     2,518,576
Wachovia Corp.                        72,280     2,888,309
Washington Mutual Inc.                49,977     2,064,050
Wells Fargo & Co.                     90,018     4,536,907
XL Capital Ltd.                        7,300       605,900
Zions Bancorporation                   4,900       247,989
                                                98,711,351

HEALTHCARE -- 14.3%

Abbott Laboratories                   83,896     3,671,289(h)
Aetna Inc.                             8,152       490,750
Allergan Inc.                          6,952       535,999
AmerisourceBergen Corp.                5,771       400,219
Amgen Inc.                            67,648     4,494,533(a,h)
Anthem Inc.                            7,500       578,625(a)
Applera Corp. - Applied
   Biosystems Group                   11,500       218,845
Bausch & Lomb Inc.                     2,928       109,800
Baxter International Inc.             31,948       830,648
Becton Dickinson & Co.                13,770       534,965
Biogen Inc.                            8,000       304,000(a)
Biomet Inc.                           13,615       390,206
Boston Scientific Corp.               21,988     1,343,467(a)
Bristol-Myers Squibb Co.             103,908     2,821,102(h)
Cardinal Health Inc.                  24,301     1,562,554
Chiron Corp.                           9,700       424,084(a)
Cigna Corp.                            7,263       340,925
CR Bard Inc.                           2,751       196,174
Eli Lilly & Co.                       60,216     4,153,098
Forest Laboratories Inc.              19,500     1,067,625(a)

                                      NUMBER
                                   OF SHARES         VALUE

Genzyme Corp.                         11,300 $     472,340(a)
Guidant Corp.                         16,624       737,939
HCA Inc.                              27,623       885,041
Health Management Associates
   Inc. (Class A)                     12,900       238,005
Humana Inc.                            8,827       133,288(a)
IMS Health Inc.                       13,057       234,895
Johnson & Johnson                    159,493     8,245,788
King Pharmaceuticals Inc.             12,233       180,559(a)
Manor Care Inc.                        5,137       128,476(a)
McKesson Corp.                        15,761       563,298
Medimmune Inc.                        13,500       490,995(a)
Medtronic Inc.                        65,432     3,138,773
Merck & Co. Inc.                     120,350     7,287,193
Millipore Corp.                        2,745       121,796(a)
Pfizer Inc.                          424,177    14,485,645
Quest Diagnostics                      5,500       350,900(a)
Quintiles Transnational Corp.          6,800        96,492(a)
Schering-Plough Corp.                 78,758     1,464,899(h)
St. Jude Medical Inc.                  9,646       554,645(a)
Stryker Corp.                         10,700       742,259
Tenet Healthcare Corp.                24,695       287,697(a)
UnitedHealth Group Inc.               31,888     1,602,372
Watson Pharmaceuticals Inc.            5,800       234,146(a)
WellPoint Health Networks              8,000       674,400(a)
Wyeth                                 71,154     3,241,065(h)
Zimmer Holdings Inc.                  10,600       477,530(a)
                                                71,539,344

INDUSTRIALS -- 10.1%

Allied Waste Industries Inc.          11,100       111,555(a)
American Power Conversion             10,900       169,931
American Standard Cos. Inc.            3,700       273,541(a)
Apollo Group Inc. (Class A)            9,400       580,544(a)
Avery Dennison Corp.                   5,755       288,901
Burlington Northern
   Santa Fe Corp.                     20,249       575,882
Caterpillar Inc.                      18,516     1,030,601
Cendant Corp.                         55,446     1,015,771(a,h)
Cintas Corp.                           9,200       326,048
Cooper Industries Ltd.                 4,971       205,302
Crane Co.                              3,327        75,290
CSX Corp.                             11,538       347,178
Cummins Inc.                           2,289        82,152
Danaher Corp.                          8,200       558,010
Deere & Co.                           12,920       590,444
Delta Air Lines Inc.                   7,282       106,900
Deluxe Corp.                           3,329       149,139
Dover Corp.                           10,958       328,302
Eaton Corp.                            4,050       318,371
Emerson Electric Co.                  22,674     1,158,641
Equifax Inc.                           7,900       205,400
FedEx Corp.                           16,060       996,202
Fluor Corp.                            4,352       146,401
General Dynamics Corp.                10,882       788,945
General Electric Co.                 536,995    15,401,017(n)
Goodrich Corp.                         5,801       121,821

-----------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE


H&R Block Inc.                         9,304  $    402,398
Honeywell International Inc.          46,016     1,235,530
Illinois Tool Works Inc.              16,297     1,073,157
Ingersoll-Rand Co. (Class A)           9,099       430,565
ITT Industries Inc.                    4,863       318,332
Lockheed Martin Corp.                 24,552     1,167,939
Masco Corp.                           26,590       634,172
McDermott International Inc.           4,219        26,706(a)
Monster Worldwide Inc.                 6,400       126,272(a)
Navistar International Corp.           3,595       117,305(a)
Norfolk Southern Corp.                21,101       405,139
Northrop Grumman Corp.                 9,861       850,906
Paccar Inc.                            6,240       421,574
Pall Corp.                             6,778       152,505
Parker Hannifin Corp.                  6,215       260,968
Pitney Bowes Inc.                     12,832       492,877
Power-One Inc.                         4,400        31,460(a)
Raytheon Co.                          21,924       719,984
Robert Half International Inc.         9,400       178,036(a)
Rockwell Automation Inc.              10,068       240,021
Rockwell Collins Inc.                  9,368       230,734
RR Donnelley & Sons Co.                6,152       160,813
Ryder System Inc.                      3,531        90,464
Southwest Airlines Co.                41,749       718,083
Textron Inc.                           7,468       291,401
The Boeing Co.                        45,216     1,551,813(h)
Thomas & Betts Corp.                   3,093        44,694(a)
3M Co.                                20,940     2,700,841
Tyco International Ltd.              107,239     2,035,396
Union Pacific Corp.                   13,654       792,205
United Parcel Service Inc.
   (Class B)                          60,300     3,841,110
United Technologies Corp.             25,286     1,791,007
Waste Management Inc.                 31,412       756,715
WW Grainger Inc.                       4,982       232,958
                                                50,476,369

INFORMATION TECHNOLOGY -- 15.6%

ADC Telecommunications Inc.           43,100       100,337(a,h)
Adobe Systems Inc.                    12,092       387,790(h)
Advanced Micro Devices Inc.           17,874       114,572(a,h)
Agilent Technologies Inc.             25,307       494,752(a)
Altera Corp.                          20,000       328,000(a)
Analog Devices Inc.                   19,400       675,508(a)
Andrew Corp.                           4,456        40,995(a)
Apple Computer Inc.                   19,520       373,222(a)
Applied Materials Inc.                88,700     1,406,782(a,h)
Applied Micro Circuits Corp.          18,100       109,505(a)
Autodesk Inc.                          6,324       102,196
Automatic Data Processing             31,718     1,073,971
Avaya Inc.                            20,601       133,082(a)
BMC Software Inc.                     12,700       207,391(a)
Broadcom Corp. (Class A)              14,900       371,159(a)
Ciena Corp.                           23,400       121,446(a)
Cisco Systems Inc.                   377,104     6,293,866(a,h)
Citrix Systems Inc.                    9,300       189,348(a)

                                      NUMBER
                                   OF SHARES         VALUE

Computer Associates
   International Inc.                 31,081  $    692,485
Computer Sciences Corp.                9,782       372,890(a)
Compuware Corp.                       21,300       122,901(a)
Comverse Technology Inc.              10,600       159,318(a)
Concord EFS Inc.                      27,500       404,800(a)
Convergys Corp.                        7,900       126,400(a)
Corning Inc.                          68,039       502,808(a)
Dell Computer Corp.                  138,348     4,421,602(a,h)
Electronic Arts Inc.                   7,800       577,122(a)
Electronic Data Systems Corp.         25,800       553,410
EMC Corp.                            116,414     1,218,855(a)
First Data Corp.                      40,362     1,672,601
Fiserv Inc.                            9,950       354,320(a)
Gateway Inc.                          19,200        70,080(a)
Hewlett-Packard Co.                  163,765     3,488,195
Intel Corp.                          351,008     7,295,350
International Business
   Machines Corp.                     92,830     7,658,475
Intuit Inc.                           10,700       476,471(a)
Jabil Circuit Inc.                    10,700       236,470(a)
JDS Uniphase Corp.                    76,800       269,568(a)
KLA -Tencor Corp.                      9,900       460,251(a)
Lexmark International
   Inc. (Class A)                      6,700       474,159(a)
Linear Technology Corp.               16,900       544,349
LSI Logic Corp.                       19,892       140,835(a)
Lucent Technologies Inc.             222,318       451,306(a,h)
Maxim Integrated Products             17,400       594,906
Mercury Interactive Corp.              4,600       177,606(a)
Micron Technology Inc.                31,654       368,136(a)
Microsoft Corp.                      576,812    14,772,155(h)
Molex Inc.                            10,450       282,046
Motorola Inc.                        123,850     1,167,906
National Semiconductor Corp.           9,783       192,921(a)
NCR Corp.                              5,300       135,786(a)
Network Appliance Inc.                18,200       295,022(a)
Novell Inc.                           20,466        63,035(a)
Novellus Systems Inc.                  8,000       292,968(a)
Nvidia Corp.                           8,500       195,585(a)
Oracle Corp.                         282,632     3,397,237(a)
Parametric Technology Corp.           14,906        45,463(a)
Paychex Inc.                          20,325       595,726
Peoplesoft Inc.                       16,500       290,235(a)
PerkinElmer Inc.                       6,810        94,046
PMC - Sierra Inc.                      9,900       116,127(a)
QLogic Corp.                           5,100       246,483(a)
Qualcomm Inc.                         42,400     1,515,800
Sabre Holdings Corp. (Class A)         7,708       190,002
Sanmina-SCI Corp.                     28,600       180,466(a)
Scientific-Atlanta Inc.                8,006       190,863
Siebel Systems Inc.                   26,300       250,902(a)
Solectron Corp.                       44,700       167,178(a)
Sun Microsystems Inc.                172,360       792,856(a)
Sungard Data Systems Inc.             14,900       386,059(a)
Symantec Corp.                         7,700       337,722(a)
Symbol Technologies Inc.              13,050       169,781

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

Tektronix Inc.                         4,676 $     101,002(a)
Tellabs Inc.                          22,252       146,196(a)
Teradyne Inc.                          9,900       171,369(a)
Texas Instruments Inc.                92,936     1,635,674
Thermo Electron Corp.                  8,828       185,565(a)
Unisys Corp.                          17,809       218,695(a)
Veritas Software Corp.                22,200       636,474(a)
Waters Corp.                           7,000       203,910(a)
Xerox Corp.                           41,990       444,674(a)
Xilinx Inc.                           18,200       460,642(a)
Yahoo! Inc.                           32,400     1,061,424(a)
                                                78,039,586

MATERIALS -- 2.6%

Air Products & Chemicals Inc.         12,232       508,851(h)
Alcoa Inc.                            45,440     1,158,720(h)
Allegheny Technologies Inc.            5,151        33,997
Ball Corp.                             3,108       141,445
Bemis Co.                              2,681       125,471
Boise Cascade Corp.                    3,123        74,640
E.I. du Pont de Nemours
   and Co.                            53,413     2,224,117
Eastman Chemical Co.                   4,159       131,716
Ecolab Inc.                           14,052       359,731
Engelhard Corp.                        6,846       169,575
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 7,884       193,158
Georgia-Pacific Corp.                 12,743       241,480
Great Lakes Chemical Corp.             2,797        57,059
Hercules Inc.                          6,128        60,667(a)
International Flavors &
   Fragrances Inc.                     5,247       167,537
International Paper Co.               25,775       920,941
Louisiana-Pacific Corp.                5,622        60,942(a)
MeadWestvaco Corp.                    10,800       266,760
Monsanto Co.                          14,258       308,543
Newmont Mining Corp.                  21,728       705,291
Nucor Corp.                            4,209       205,610
Pactiv Corp.                           8,548       168,481(a)
Phelps Dodge Corp.                     4,810       184,415(a)
PPG Industries Inc.                    8,837       448,389
Praxair Inc.                           8,735       524,974
Rohm & Haas Co.                       11,814       366,588
Sealed Air Corp.                       4,557       217,187(a)
Sigma-Aldrich Corp.                    3,891       210,814
Temple-Inland Inc.                     3,026       129,846
The Dow Chemical Co.                  48,994     1,516,854
United States Steel Corp.              5,765        94,373
Vulcan Materials Co.                   5,500       203,885
Weyerhaeuser Co.                      11,860       640,440
Worthington Industries                 4,641        62,189
                                                12,884,686

TELECOMMUNICATION SERVICES -- 3.7%

Alltel Corp.                          16,794       809,807
AT&T Corp.                            41,539       799,626


                                      NUMBER
                                   OF SHARES         VALUE

AT&T Wireless Services Inc.          145,749 $   1,196,599(a)
BellSouth Corp.                       99,898     2,660,284(h)
CenturyTel Inc.                        7,450       259,633
Citizens Communications Co.           15,300       197,217(a)
Nextel Communications Inc.
   (Class A)                          54,600       987,168(a)
Qwest Communications
   International                      91,148       435,687(a)
SBC Communications Inc.              178,069     4,549,663
Sprint Corp-FON Group                 48,352       696,269
Sprint Corp-PCS Group                 54,126       311,225(a)
Verizon Communications Inc.          147,786     5,830,158
                                                18,733,336

UTILITIES -- 2.9%

Allegheny Energy Inc.                  7,300        61,685
Ameren Corp.                           8,642       381,112
American Electric Power Co. Inc.      21,225       633,142(h)
Calpine Corp.                         20,500       135,300(a)
Centerpoint Energy Inc.               16,418       133,807
Cinergy Corp.                          9,453       347,776
CMS Energy Corp.                       7,700        62,370
Consolidated Edison Inc.              12,007       519,663
Constellation Energy Group Inc.        8,903       305,373
Dominion Resources Inc.               16,518     1,061,612
DTE Energy Co.                         9,066       350,310
Duke Energy Corp.                     48,032       958,238
Dynegy Inc. (Class A)                 21,000        88,200
Edison International                  17,542       288,215(a)
EL Paso Corp.                         32,082       259,223
Entergy Corp.                         12,147       641,119
Exelon Corp.                          17,463     1,044,462
FirstEnergy Corp.                     16,020       615,969
FPL Group Inc.                         9,831       657,202
KeySpan Corp.                          8,100       287,145
Kinder Morgan Inc.                     6,600       360,690
Mirant Corp.                          23,905        69,325(a)
Nicor Inc.                             2,543        94,371
NiSource Inc.                         14,115       268,185
Peoples Energy Corp.                   1,921        82,392
PG&E Corp.                            21,754       460,097(a)
Pinnacle West Capital Corp.            4,800       179,760
PPL Corp.                              9,022       387,946
Progress Energy Inc.                  12,856       564,378
Public Service Enterprise
   Group Inc.                         12,059       509,493
Sempra Energy                         11,075       315,970
TECO Energy Inc.                       8,800       105,512
The AES Corp.                         32,900       208,915(a)
The Southern Co.                      38,358     1,195,235
TXU Corp.                             17,486       392,561
Williams Cos. Inc.                    27,886       220,299
Xcel Energy Inc.                      21,580       324,554
                                                14,571,606

TOTAL COMMON STOCK
   (COST $606,923,536)                         482,731,358


------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE


SHORT-TERM INVESTMENTS -- 3.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund    15,984,040  $ 15,984,040(j)


                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------

U.S. Treasury Bills
   0.89%    09/11/03              $1,500,000     1,497,345(d)
Money Market Obligations Trust
   1.02%    01/01/50                     399           399

TOTAL SHORT-TERM INVESTMENTS
   (COST $17,481,784)                           17,481,784


OTHER ASSETS AND LIABILITIES,
   NET 0.1%                                        611,567
                                              ------------

NET ASSETS-- 100%                             $500,824,709
                                              ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long futures contracts open at June 30, 2003:

                           NUMBER      CURRENT
            EXPIRATION       OF       NOTIONAL    UNREALIZED
DESCRIPTION    DATE       CONTRACTS     VALUE    DEPRECIATION
--------------------------------------------------------------------------------

S&P 500   September 2003     371     $18,053,788  $(607,461)

---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM FOR THE SIX-MONTH PERIOD ENDING JUNE 30, 2003?

A. After a three-year bear market, it's a pleasure to report positive numbers again. The Premier Growth Equity Fund outperformed the market, with a return of 12.90%. The S&P 500 was up 11.78% for the six-month period and our Lipper peer group of 1,778 Large Cap Core funds returned 10.30%.

Q.  WHAT FACTORS DROVE THE PERFORMANCE FOR THE SIX-MONTH PERIOD?

A. Our best performing sector was Consumer Discretionary. Our sector holdings were up 28% versus a 17% gain for the S&P sector. Notable holdings in this sector include Home Depot, up 38%; Carnival Corporation, up 30%; and Comcast, up 28%.

    In the Information Technology sector, our holdings were up 15%, but this trailed the S&P sector return of 18%. We had disappointing earnings results from Automatic Data Processing ("ADP") and the stock declined 14% for the six-month period. Intuit, a software company, was down 5%. Yahoo, which was bought in the first quarter, was up in excess of 70% from our cost.

    Our holdings in the Healthcare sector were up 11% in the first half, essentially matching the return of the S&P healthcare sector. The Energy, Materials, and Industrial sectors lagged the market, and fortunately, the portfolio was underweighted in these sectors.

Q.  DO YOU THINK THIS RECENT STRENGTH MIGHT BE THE START OF A NEW BULL MARKET?

A. There are many strategists that think this is a rally in a secular bear market. The strongest argument against the market is the concern over valuation. We still have a high p/e and a low dividend yield when compared to long-term averages. Market timing is not our focus, but we believe the market is reasonably valued at today's low level of interest rates and inflation.

    We continue to take a long-term investment view in the portfolio. As of June 30, 2003, we held 34 stocks in the portfolio and our holdings are financially strong industry leaders with growth rates well in excess of the overall market.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE BALANCE OF THE YEAR?

A. We are cautiously optimistic about the balance of the year. Tremendous stimulus is in place through low interest rates and tax cuts. We believe the stimulus will be successful at increasing the rate of growth in GDP in the second half of the year. If so, the stock market should respond to a better outlook for corporate profits. Our focus continues to be on a concentrated list of growth companies that we believe will outperform the averages over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                                                                     (unaudited)
CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

  [LINE CHART OMITTED, PLOT POINTS FOLLOW]

                            PREMIER GROWTH EQUITY FUND            S&P 500
   12/12/97                           10,000                       10,000
   12/97                              10,346                       10,168
   06/98                              12,193                       11,972
   12/98                              14,125                       13,087
   06/99                              16,968                       14,691
   12/99                              19,247                       15,844
   06/00                              19,145                       15,772
   12/00                              18,241                       14,389
   06/01                              17,172                       13,427
   12/01                              16,574                       12,675
   06/02                              14,685                       11,007
   12/02                              13,091                        9,873
   06/03                              14,779                       11,036



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------


                              SIX       ONE      FIVE      SINCE
                            MONTHS     YEAR      YEAR    INCEPTION
--------------------------------------------------------------------------------
Premier Growth Equity Fund  12.90%      0.64%    3.92%      7.29%
--------------------------------------------------------------------------------
S&P 500                     11.78%      0.26%   -1.61%      1.78%
--------------------------------------------------------------------------------
Lipper peer group average*  10.30%     -2.64%   -3.85%       N/A
--------------------------------------------------------------------------------
Inception date              12/12/97
--------------------------------------------------------------------------------

            Premier Growth Equity Fund (ending value $14,779)
            S&P 500 (ending value $11,036)



INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing primarily in a limited number of equity securities of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.


TOP TEN HOLDINGS
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------
  Liberty Media Corp.                                    4.51%
--------------------------------------------------------------------------------
  First Data Corp.                                       4.39%
--------------------------------------------------------------------------------
  Carnival Corp.                                         4.15%
--------------------------------------------------------------------------------
  Home Depot Inc.                                        3.89%
--------------------------------------------------------------------------------
  Citigroup Inc.                                         3.82%
--------------------------------------------------------------------------------
  Comcast Corp. (Class A Special)                        3.68%
--------------------------------------------------------------------------------
  Dell Computer Corp.                                    3.67%
--------------------------------------------------------------------------------
  Pfizer Inc.                                            3.66%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                   3.61%
--------------------------------------------------------------------------------
  Wyeth                                                  3.48%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $104,601 (in thousands)

  [PIE CHART OMITTED, PLOT POINTS FOLLOW]

  INFORMATION TECHNOLOGY 29.4%
  FINANCIALS 18.0%
  CONSUMER DISCRETIONARY 17.4%
  HEALTHCARE 15.7%
  SHORT TERM 6.6%
  INDUSTRIALS 4.9%
  TELECOMMUNICATION SERVICES 3.5%
  ENERGY 2.8%
  CONSUMER STAPLES 1.7%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE LARGE CAP CORE PEER GROUP CONSISTING OF 1778, 1789 AND 969 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      PREMIER GROWTH EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                           PREMIER GROWTH EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 93.9%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 17.5%

Carnival Corp.                       133,376  $  4,336,054
Catalina Marketing Corp.              72,023     1,271,206(a)
Comcast Corp. (Class A Special)      133,376     3,845,230(a)
Home Depot Inc.                      122,706     4,064,023
Liberty Media Corp.                  408,131     4,717,994(a,h)
                                                18,234,507

CONSUMER - STAPLES -- 1.7%
The Gillette Co.                      56,018     1,784,733

ENERGY -- 2.8%

Baker Hughes Inc.                     41,347     1,388,019
Schlumberger Ltd.                     32,010     1,522,716
                                                 2,910,735

FINANCIAL -- 18.0%

AFLAC Inc.                            85,361     2,624,851(h)
American Express Co.                  66,688     2,788,225
American International Group          53,350     2,943,853
Citigroup Inc.                        93,363     3,995,936
Federal National Mortgage Assoc.      53,350     3,597,924
State Street Corp.                    72,023     2,837,706(e)
                                                18,788,495

HEALTHCARE -- 15.8%

Cardinal Health Inc.                  58,685     3,773,446
DENTSPLY International Inc.           61,353     2,509,338
Lincare Holdings Inc.                 85,361     2,689,725(a)
Pfizer Inc.                          112,036     3,826,029
Wyeth                                 80,026     3,645,184
                                                16,443,722

INDUSTRIALS -- 5.0%

Certegy Inc.                          77,358     2,146,685(a)
Dover Corp.                          101,366     3,036,925(h)
                                                 5,183,610

INFORMATION TECHNOLOGY -- 29.6%

Applied Materials Inc.                98,698     1,565,350(a,h)
Automatic Data Processing             37,345     1,264,502
Cisco Systems Inc.                   213,402     3,561,679(a,h)
Concord EFS Inc.                      80,026     1,177,983(a)
Dell Computer Corp.                  120,038     3,836,414(a)
First Data Corp.                     110,702     4,587,491

                                      NUMBER
                                   OF SHARES         VALUE

Intel Corp.                          125,373  $  2,605,752
Intuit Inc.                           56,018     2,494,482(a)
Microsoft Corp.                      128,041     3,279,130
Molex Inc. (Class A)                 138,711     3,215,182
Paychex Inc.                          56,018     1,641,888
Yahoo! Inc.                           46,682     1,529,303(a)
                                                30,759,156

TELECOMMUNICATION SERVICES -- 3.5%

Vodafone Group PLC. ADR              184,059     3,616,759(l,h)

TOTAL INVESTMENT IN SECURITIES
   (COST $103,203,825)                          97,721,717


--------------------------------------------------------------------------------
SHORT TERM -- 6.6%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     5,793,793     5,793,793(j)
State Street Navigator Securities
   Lending Prime Portfolio         1,085,147     1,085,147(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $6,878,940)                             6,878,940


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.5)%                                     (505,536)
                                              ------------

NET ASSETS-- 100%                             $104,095,121
                                              ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Premier Growth Equity Fund had the following long futures contracts open at June 30, 2003:

                             NUMBER     CURRENT
              EXPIRATION       OF      NOTIONAL   UNREALIZED
DESCRIPTION      DATE       CONTRACTS    VALUE   DEPRECIATION
--------------------------------------------------------------------------------

S&P 500     September 2003      3      $729,975    $(4,425)



--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003?

A. The Value Equity Fund returned 9.51% versus 11.78% for the S&P 500 Index, the fund's benchmark, for the six months ended June 30, 2003. During 2003, the Value Equity Fund changed its benchmark from the Russell 1000 Value Index, which returned 11.57% for the six-month period, to the S&P 500 Index.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE PERIOD ENDED JUNE 30,
    2003?

A. In general, what hurt us most in each sector was strong performance by stocks we didn't own. The best performing stocks in 2Q03 were smaller market capitalization, and what we would characterize as lower quality, more speculative investments, whereas our discipline is to invest in high quality large-cap companies that are attractively valued and have good long-term prospects. The Financial, Healthcare and Industrial sectors hurt our performance, while Energy, Consumer Discretionary and Materials helped.

Q.  WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The holdings that helped us the most were Target, Home Depot, Wyeth, Pharmacia (acquired by Pfizer), Analog Devices, Intel, ExxonMobil and Encana. On the other hand, being overweight Freddie Mac, Sara Lee, General Dynamics, Northrop Grumman, Johnson & Johnson, and Microsoft hurt us, as did not owning Merrill Lynch, and not owning enough of JP Morgan, McDonald's or Cendant.

Q.  HOW HAVE YOU REPOSITIONED THE FUND RECENTLY?

A. Over the last several weeks we have been selectively adding to holdings in the Consumer Discretionary and Information Technology sectors and reducing exposure in Energy companies. We believe that this action positions the portfolio to benefit from a nascent economic recovery. While we still have a significant investment in the Energy patch, these investments outperformed in the bear market and will not see the returns that cyclically sensitive companies will as the economy gathers steam. We increased our holdings in IBM, Unisys, and Oracle, as these technology vendors should benefit from an up-tick in corporate investment spending. We added to our positions in Comcast and Liberty Media, which should see improving results from a pickup in media and advertising.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We continue to expect the stock market to be volatile. The team continues to focus on fundamental research and stock selection, and we plan to maintain the relative value discipline that has rewarded us over the years. Our approach for finding under-appreciated stocks with an investment catalyst has positioned the portfolio for solid relative performance over the next several years.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                                                     (unaudited)

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

  [LINE CHART OMITTED, PLOT POINTS FOLLOW]

                       VALUE EQUITY FUND      S&P 500 INDEX   RUSSELL 1000 VALUE
  4/28/2000                 10,000               10,000              10,000
  06/00                      9,970               10,035               9,632
  09/00                     10,000                9,934              10,398
  12/00                      9,979                9,155              10,771
  3/01                       9,215                8,071              10,140
  6/01                       9,486                8,543              10,630
  9/01                       8,401                7,286               9,467
  12/01                      9,105                8,064              10,165
  3/02                       9,388                8,088              10,584
  6/02                       8,357                7,004               9,681
  9/02                       6,973                5,793               7,864
  12/02                      7,506                6,282               8,588
  3/03                       7,220                6,085               8,173
  6/03                       8,220                7,022               9,584

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                               SIX          ONE        SINCE
                             MONTHS        YEAR      INCEPTION
--------------------------------------------------------------------------------
Value Equity Fund             9.51%      -1.65%       -5.99%
--------------------------------------------------------------------------------
S&P 500                      11.78%       0.26%      -10.56%
--------------------------------------------------------------------------------
Russell 1000 Value           11.57%      -1.03%       -1.33%
--------------------------------------------------------------------------------
Inception date              4/28/00
--------------------------------------------------------------------------------

            Value Equity Fund (ending value $8,220)
            S&P 500 (ending value $7,022)
            Russell 1000 Value (ending value $9,584)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.


TOP TEN HOLDINGS
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------
  Pfizer Inc.                                            4.00%
--------------------------------------------------------------------------------
  Citigroup Inc.                                         3.98%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                                      2.84%
--------------------------------------------------------------------------------
  Microsoft Corp.                                        2.81%
--------------------------------------------------------------------------------
  Target Corp.                                           2.19%
--------------------------------------------------------------------------------
  Bank of America Corp.                                  2.18%
--------------------------------------------------------------------------------
  United Technologies Corp.                              1.99%
--------------------------------------------------------------------------------
  Wells Fargo & Co.                                      1.94%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.                       1.92%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                                       1.82%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $32,300 (in thousands)


  [PIE CHART OMITTED, PLOT POINTS FOLLOW]

  FINANCIALS  24.8%
  INFORMATION TECHNOLOGY  14.3%
  HEALTHCARE  11.7%
  INDUSTRIALS  10.9%
  CONSUMER STAPLES  10.1%
  CONSUMER DISCRETIONARY  8.4%
  ENERGY  7.9%
  MATERIALS  4.4%
  TELECOMMUNICATION SERVICES  3.4%
  UTILITIES  3.1%
  SHORT-TERM INVESTMENTS  1.0%


SEE NOTES TO PERFORMANCE.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE


COMMON STOCK -- 98.6%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 8.3%

AOL Time Warner Inc.                  18,348 $     295,219(a)
Comcast Corp. (Class A Special)        9,698       279,593(a)
Comcast Corp. (Class A)                3,250        98,085(a)
Federated Department Stores            1,520        56,012
Gannett Co. Inc.                       1,767       135,723
Home Depot Inc.                        7,444       246,545
Liberty Media Corp.                   22,018       254,528(a)
Lowe's Cos. Inc.                       2,044        87,790
Omnicom Group                          2,359       169,140
Target Corp.                          18,663       706,208
Viacom Inc. (Class B)                  5,324       232,446(a)
Walt Disney Co.                        7,162       141,450
                                                 2,702,739

CONSUMER - STAPLES -- 10.0%

Altria Group Inc.                      2,359       107,193
Anheuser-Busch Cos. Inc.               5,242       267,604
Avon Products Inc.                     4,141       257,570
Clorox Co.                             2,621       111,786
Colgate-Palmolive Co.                  1,992       115,436
ConAgra Foods Inc.                     2,883        68,039
Costco Wholesale Corp.                 4,194       153,500(a)
General Mills Inc.                     3,670       173,995
Kimberly-Clark Corp.                   6,291       328,013
PepsiCo Inc.                          12,110       538,895
Procter & Gamble Co.                   3,303       294,562
Sara Lee Corp.                         8,388       157,778
Sysco Corp.                            3,879       116,525
Wal-Mart Stores Inc.                  10,485       562,730
                                                 3,253,626

ENERGY -- 7.9%

Baker Hughes Inc.                      4,351       146,063
BP PLC. ADR                            4,299       180,644
Burlington Resources Inc.              4,613       249,425
ConocoPhillips                         9,436       517,093
EnCana Corp.                           8,597       329,867
EOG Resources Inc.                       565        23,640
Exxon Mobil Corp.                     25,582       918,650
Nabors Industries Ltd.                 3,041       120,272(a)
Schlumberger Ltd.                      1,415        67,312
                                                 2,552,966

FINANCIAL -- 24.7%

American Express Co.                   9,147       382,436
American International Group           9,467       522,389
AON Corp.                              3,384        81,487

                                      NUMBER
                                   OF SHARES         VALUE

Bank of America Corp.                  8,912 $     704,315
Blackrock Inc. (Class A)               3,413       153,722(a)
Chubb Corp.                            2,254       135,240
Citigroup Inc.                        30,001     1,284,043
Federal Home Loan
   Mortgage Corp.                      3,208       162,870
Federal National
   Mortgage Assoc.                     9,185       619,436
FleetBoston Financial Corp.            5,504       163,524
Hartford Financial Services
   Group Inc.                          8,964       451,427
JP Morgan Chase & Co.                  7,077       241,892
Lincoln National Corp.                 4,875       173,696
Marsh & McLennan Cos. Inc.             7,130       364,129
Mellon Financial Corp.                 8,597       238,567
Morgan Stanley                         5,871       250,985
Prudential Financial Inc.              3,932       132,312
SLM Corp.                              3,145       123,190
State Street Corp.                     3,460       136,324(e)
SunTrust Banks Inc.                      839        49,786
The Allstate Corp.                     8,597       306,483
Travelers Property Casualty
   Corp. (Class B)                     3,145        49,597
US Bancorp                            11,271       276,140
Wachovia Corp.                         8,073       322,597
Waddell & Reed Financial Inc.
   (Class A)                           1,887        48,439
Wells Fargo & Co.                     12,424       626,170
                                                 8,001,196

HEALTHCARE -- 11.7%

Abbott Laboratories                    6,500       284,440
Biogen Inc.                              307        11,666(a)
Cardinal Health Inc.                   6,081       391,008
Cigna Corp.                            2,097        98,433
HCA Inc.                               2,411        77,248
Johnson & Johnson                     11,103       574,025
Merck & Co. Inc.                       9,698       587,214
Pfizer Inc.                           37,849     1,292,543
Schering-Plough Corp.                  1,533        28,514
UnitedHealth Group Inc.                1,678        84,320
Wyeth                                  7,759       353,422
                                                 3,782,833

INDUSTRIALS -- 10.8%

Avery Dennison Corp.                   1,048        52,610
Burlington Northern
   Santa Fe Corp.                      6,815       193,819
Caterpillar Inc.                       1,258        70,020
Certegy Inc.                           3,512        97,458(a)
Danaher Corp.                          2,567       174,684
Deere & Co.                            4,718       215,613
Dover Corp.                              869        26,035
Eaton Corp.                            1,730       135,995
Emerson Electric Co.                   2,621       133,933
General Dynamics Corp.                 4,561       330,673

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE


Honeywell International Inc.           3,041 $      81,651
Lockheed Martin Corp.                  3,932       187,045
Northrop Grumman Corp.                 2,962       255,591
Pitney Bowes Inc.                      3,932       151,028
3M Co.                                 2,593       334,445
Raytheon Co.                           4,037       132,575
Rockwell Collins Inc.                  2,936        72,314
Union Pacific Corp.                    3,722       215,950
United Technologies Corp.              9,096       644,270
                                                 3,505,709

INFORMATION TECHNOLOGY -- 14.3%

Analog Devices Inc.                   10,327       359,586(a)
Applied Materials Inc.                12,110       192,065(a)
Automatic Data Processing                613        20,756
Axcelis Technologies Inc.              7,077        43,311(a)
BMC Software Inc.                      6,029        98,454(a)
Cisco Systems Inc.                    15,360       256,358(a)
Dell Computer Corp.                    8,807       281,472(a)
Electronic Data Systems Corp.          3,565        76,469
EMC Corp.                             12,057       126,237(a)
First Data Corp.                       9,856       408,433
Hewlett-Packard Co.                    7,077       150,740
Intel Corp.                           19,659       408,593
International Business
   Machines Corp.                      6,815       562,238
Intuit Inc.                            1,311        58,379(a)
Microsoft Corp.                       35,438       907,567
Molex Inc. (Class A)                   2,831        65,620
Oracle Corp.                          27,522       330,814(a)
Synopsys Inc.                          1,206        74,591(a)
Texas Instruments Inc.                 4,194        73,814
Unisys Corp.                          10,170       124,888(a)
                                                 4,620,385

MATERIALS -- 4.4%

Alcoa Inc.                             6,710       171,105
Barrick Gold Corp.                    11,952       213,941
E.I. du Pont de Nemours and Co.        3,407       141,867
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                   511        12,520
Newmont Mining Corp.                   4,613       149,738
Praxair Inc.                           2,778       166,958
Rayonier Inc.                          2,595        85,635
Rohm & Haas Co.                        4,770       148,013
Weyerhaeuser Co.                       6,396       345,384
                                                 1,435,161

TELECOMMUNICATION SERVICES -- 3.4%

AT&T Corp.                             8,388       161,469
SBC Communications Inc.               13,892       354,941
Verizon Communications Inc.           14,364       566,660
Vodafone Group PLC. ADR                1,226        24,091
                                                 1,107,161

                                      NUMBER
                                   OF SHARES         VALUE

UTILITIES -- 3.1%

Dominion Resources Inc.                5,400 $     347,058
Duke Energy Corp.                      3,145        62,743
Entergy Corp.                          2,621       138,336
Exelon Corp.                           3,670       219,503
FirstEnergy Corp.                      4,980       191,481
Progress Energy Inc.                   1,048        46,003
                                                 1,005,124

TOTAL COMMON STOCK
   (COST $31,950,015)                           31,966,900



--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 0.0%
--------------------------------------------------------------------------------
SPDR Trust Series 1
   (COST $12,312)                        125        12,312


TOTAL INVESTMENT IN SECURITIES
   (COST $31,962,327)                           31,979,212



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.0%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $320,893)                   320,893       320,893(j)


OTHER ASSETS AND LIABILITIES,
   NET 0.4%                                        133,741
                                               -----------


NET ASSETS -- 100%                             $32,433,846
                                               ===========

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 2003?

A. The Mid-Cap Value Equity Fund returned 12.48% for the six-month period ended June 30, 2003, while the Russell Mid-Cap Value Index returned 13.11% for the same period. During 2002, the MidCap Value Equity Fund changed its benchmark from the S&P MidCap 400/Barra Value Index, which returned 12.25% for the six-month period, to the Russell MidCap Value Index. Our Lipper peer group of 262 Mid Cap Value annuity funds returned10.90% during the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE SEMI-ANNUAL PERIOD ENDED JUNE 30, 2003?

A. Our industry allocation within the technology sector contributed to the Fund's underperformance. With our outlook for only a moderate recovery, the Fund was underweight some of the more richly valued, more cyclical industries like software, semiconductors and communications equipment, all of which performed extremely well in the period. At the same time, it was overweight the more defensive IT consulting and electronic equipment industries, which were relative underperformers. Also contributing to the underperformance was disappointing individual stock selection in the utilities sector, along with an underweight position in unregulated utilities. Of the regulated utilities, DTE Energy was down on regulatory concerns, Pepco Holdings was weak due to unexpected trading losses, and Teco Energy under-performed due to balance sheet concerns. Meanwhile, the more speculative unregulated utilities rallied, based on an improved outlook for their liquidity. Finally, individual stock performance in the Consumer Staples area impacted the Fund's performance. Food processor Tyson Foods was weak, due to deteriorating demand and quota issues, while ongoing legal and fundamental concerns negatively impacted R.J. Reynolds Tobacco.

    On the positive side, solid stock selection, and an overweight position in Healthcare services, benefited the Fund. Caremark, Amerisource Bergen and Manor Care performed well due to an improved legislative environment for Healthcare and positive financial results. In addition, strong stock selection in the Consumer Discretionary and Financial areas positively impacted the Fund's return. In the Consumer Discretionary space, retailers Federated Department Stores and Michaels Stores performed well due to their leverage to an improving economy. In the Financial area, insurance concerns Everest Re and Old Republic exhibited good performance due to strong new business and a good pricing environment. Meanwhile, Zions Bancorp was up, due to a turnaround in operations, and Banknorth Group was strong, due to strong fundamentals and the narrowing of a valuation gap with its peer group.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?

A. The focus of the Fund continues to be on investing in companies with solid earnings prospects, strong market share and superior long-term fundamentals that have attractive valuations. New companies being purchased in the Fund must be priced reasonably, based on earnings outlook in comparison to the market, as well as to the relevant peer group. We believe companies with high quality management teams, superior returns, and a focus on shareholder value will produce sustainable gains over the long term.

Q.  WHICH INVESTMENTS STAND OUT?

A. The top-performing sector for the Fund over the past six months was Healthcare. Holdings in the sector such as Millennium Pharmaceuticals, up 98%, Caremark, up 58%, and Manor Care, up 34%, stand out. Strong stock picks in the Financial sector also benefited the Fund, including Everest Re, up 39%; Zions Bancorp, up 30%; and Old Republic, up 24%. Finally, in the Consumer Discretionary sector, our investment in Federated Department Stores returned over 28%, while Michaels Stores was up 22%.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the past six months, we have repositioned the Fund in several areas. We continued to narrow our big sector bets and position our portfolio for a modest economic recovery by selectively taking profits in overweighted Energy and Healthcare, while adding to positions in the underweighted Consumer Discretionary and Financial sectors. We have reduced our cash position, putting funds to work in Real Estate Investment Trusts and Utilities. To capture the extraordinary yields available in Real Estate Investment Trusts, we added two more REITS to the Fund.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that the U.S. economy will have a subdued recovery in 2003. However, economically sensitive stocks in the Consumer Discretionary sector continue to trade at valuation levels that reflect a stronger recovery than we expect. As a result, we are currently underweight this sector. However, we have slowly been adding to this sector in order to position the Fund for the expected recovery. We remain overweight in Energy due to continued strong fundamentals for commodity prices, but have used it as a source of funds to reduce the underweight in Consumer Discretionary. We remain overweight in Healthcare, due to positive demographic trends and reasonable valuations. We expect to remain underweight in Financials as we believe that credit could deteriorate further and the stocks may face pressure on net interest margins. We are overweight in the Industrials sector, as we believe these stocks will benefit from an improved economy in the second half of 2003 and the valuations remain attractive.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                                                     (unaudited)

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

  [LINE CHART OMITTED, PLOT POINTS FOLLOW]

                     MID-CAP VALUE EQUITY FUND                  RUSSEL MIDCAP VALUE                S&P 400 BARRA VALUE INDEX
5/1/97                          10,000                                  10,000                                   10,000
06/97                           11,450                                  10,983                                   10,930
12/97                           13,256                                  12,877                                   13,149
06/98                           14,975                                  13,798                                   13,855
12/98                           14,142                                  13,525                                   13,777
06/99                           17,393                                  14,574                                   14,570
12/99                           16,583                                  13,515                                   14,099
06/00                           15,869                                  13,402                                   14,592
12/00                           17,958                                  16,093                                   18,031
06/01                           18,343                                  16,626                                   19,389
12/01                           18,016                                  16,472                                   19,319
06/02                           18,005                                  16,944                                   19,988
12/02                           15,536                                  14,886                                   17,363
06/03                           17,476                                  16,840                                   19,489




AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------


                               SIX        ONE       FIVE     SINCE
                             MONTHS      YEAR       YEAR   INCEPTION
--------------------------------------------------------------------------------
Mid-Cap Value Equity Fund     12.48%    -2.94%     3.14%       9.47%
--------------------------------------------------------------------------------
Russell MidCap Value Index    13.11%    -0.62%     4.06%       8.82%
--------------------------------------------------------------------------------
S&P 400/Barra Value Index     12.25%    -2.50%     7.06%      11.43%
--------------------------------------------------------------------------------
Lipper peer group average*    10.90%    -2.25%     3.55%         N/A
--------------------------------------------------------------------------------
Inception date                5/1/97
--------------------------------------------------------------------------------


            Mid-Cap Value Equity Fund (ending value $17,476)
            Russell MidCap Value (ending value $16,840)
            S&P 400/Barra Value Index (ending value $19,489)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.




TOP TEN HOLDINGS
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------
  Republic Services Inc.                                 2.66%
--------------------------------------------------------------------------------
  Old Republic International Corp.                       2.34%
--------------------------------------------------------------------------------
  Federated Department Stores                            2.21%
--------------------------------------------------------------------------------
  Banknorth Group Inc.                                   2.15%
--------------------------------------------------------------------------------
  AmerisourceBergen Corp.                                1.99%
--------------------------------------------------------------------------------
  Hartford Financial Services Group Inc.                 1.92%
--------------------------------------------------------------------------------
  Zions Bancorporation                                   1.88%
--------------------------------------------------------------------------------
  Viad Corp.                                             1.84%
--------------------------------------------------------------------------------
  Unisys Corp.                                           1.83%
--------------------------------------------------------------------------------
  Burlington Northern Santa Fe Corp.                     1.80%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $198,837 (in thousands)


  [PIE CHART OMITTED, PLOT POINTS FOLLOW]

  FINANCIAL 25.8%
  INDUSTRIALS 12.8%
  INFORMATION TECHNOLOGY 10.4%
  UTILITIES 9.6%
  SHORT-TERM INVESTMENTS 8.6%
  CONSUMER - DISCRETIONARY 7.7%
  MATERIALS 7.6%
  HEALTHCARE 6.3%
  ENERGY 6.2%
  CONSUMER - STAPLES 4.3%
  TELECOMMUNICATION SERVICES 0.7%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MID CAP VALUE PEER GROUP CONSISTING OF 262, 242 AND 110 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       MID-CAP VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                            MID-CAP VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE


COMMON STOCK -- 94.0%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 7.9%

Delphi Corp.                         143,612 $   1,239,372
Federated Department Stores          119,221     4,393,294(h)
Hispanic Broadcasting Corp.           17,952       456,878(a)
Interpublic Group of Cos. Inc.        71,806       960,764(l)
Lear Corp.                            38,057     1,751,383(a)
Marriott International Inc.
   (Class A)                          17,952       689,716
Michaels Stores Inc.                  35,903     1,366,468
Neiman-Marcus Group
   Inc. (Class A)                     49,564     1,814,042(a)
New York Times Co. (Class A)          29,462     1,340,521
Regal Entertainment Group
   (Class A)                          35,206       830,158(l)
The Sherwin-Williams Co.              17,952       482,550
                                                15,325,146

CONSUMER - STAPLES -- 4.4%

Clorox Co.                            26,927     1,148,437
Kroger Co.                           166,446     2,776,319(a,h)
Pepsi Bottling Group Inc.             17,952       359,399
RJ Reynolds Tobacco
   Holdings Inc.                      39,493     1,469,535
Tyson Foods Inc. (Class A)           270,147     2,868,961
                                                 8,622,651

ENERGY -- 6.4%

ConocoPhillips                        65,076     3,566,165
Devon Energy Corp.                    53,855     2,875,857
ENSCO International Inc.              76,473     2,057,124
Pioneer Natural Resources Co.         31,062       810,718(a)
Valero Energy Corp.                   26,927       978,258
Weatherford International Ltd.        48,828     2,045,893(a)
                                                12,334,015

FINANCIAL -- 26.4%

AG Edwards Inc.                       39,493     1,350,661
Astoria Financial Corp.               35,903     1,002,771
Banknorth Group Inc.                 167,404     4,272,150
Boston Properties Inc. (REIT)         26,927     1,179,403
City National Corp.                   30,518     1,359,882
Cullen Frost Bankers Inc.             12,495       401,090
Equity Residential (REIT)             71,806     1,863,366
Everest Reinsurance Group Ltd.        26,927     2,059,916
Hartford Financial Services
   Group Inc.                         75,868     3,820,713

                                      NUMBER
                                   OF SHARES         VALUE


Kimco Realty Corp. (REIT)             11,830   $   448,357
Legg Mason Inc.                       17,952     1,165,982
M&T Bank Corp.                        26,010     2,190,562
Maguire Properties Inc.               83,802     1,613,189(a,l)
MBIA Inc.                             53,855     2,625,431
National Commerce
   Financial Corp.                    89,758     1,991,730
Nationwide Financial
   Services (Class A)                 71,806     2,333,695
North Fork Bancorporation Inc.        52,542     1,789,581
Old Republic International
   Corp.                             135,878     4,656,539
Plum Creek Timber Co. Inc.
   (REIT)                             44,879     1,164,610
Public Storage Inc. (REIT)            35,903     1,216,035
SouthTrust Corp.                      71,806     1,953,123
Torchmark Corp.                       75,041     2,795,277
Vornado Realty Trust (REIT)           26,927     1,174,017
Waddell & Reed Financial Inc.
   (Class A)                         110,940     2,847,830
Zions Bancorporation                  73,960     3,743,116
                                                51,019,026

HEALTHCARE -- 6.5%

AmerisourceBergen Corp.               57,151     3,963,422
Caremark Rx Inc.                      89,758     2,304,985(a)
Manor Care Inc.                      125,857     3,147,684(a)
Millennium Pharmaceuticals Inc.       17,397       273,655(a)
Tenet Healthcare Corp.               107,709     1,254,810(a,h)
Watson Pharmaceuticals Inc.           40,944     1,652,909(a)
                                                12,597,465

INDUSTRIALS -- 13.2%

AGCO Corp.                            35,702       609,790(a)
Burlington Northern
   Santa Fe Corp.                    125,661     3,573,799
Dover Corp.                           77,072     2,309,077
Harsco Corp.                           7,806       281,406
Integrated Defense
   Technologies Inc.                  71,781     1,113,323(a,l)
Jacobs Engineering Group Inc.         17,952       756,677(a,l)
Pitney Bowes Inc.                     53,855     2,068,571
Precision Castparts Corp.             17,952       558,307
Republic Services Inc.               233,370     5,290,498(a)
Textron Inc.                          68,642     2,678,411
United Defense Industries Inc.        98,733     2,561,134(a,l)
Viad Corp.                           163,132     3,652,526
                                                25,453,519

INFORMATION TECHNOLOGY -- 10.7%

Advanced Fibre Communication          80,782     1,314,323(a)
Arrow Electronics Inc.                67,567     1,029,721(a)
Computer Sciences Corp.               52,623     2,005,989(a)
Intersil Corp. (Class A)              17,851       475,015(a)

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE


Mettler Toledo International Inc.     75,627 $   2,771,730(a)
Molex Inc. (Class A)                 152,588     3,536,837(h)
Peoplesoft Inc.                       18,224       320,560(a)
Storage Technology Corp.              35,903       924,143(a)
Thermo Electron Corp.                160,165     3,366,668(a)
3Com Corp.                           142,894       668,744(a)
Unisys Corp.                         296,020     3,635,126(a)
Vishay Intertechnology Inc.           50,348       664,594(a)
                                                20,713,450

MATERIALS -- 7.9%

Arch Coal Inc.                        17,851       410,216
Bowater Inc.                          43,084     1,613,496
Cabot Corp.                           60,460     1,735,202(h)
Lubrizol Corp.                        26,927       834,468
Martin Marietta Materials Inc.        45,705     1,536,145
Newmont Mining Corp.                  17,952       582,722(l)
Pactiv Corp.                          53,855     1,061,482(a)
Peabody Energy Corp.                  17,952       603,008
PPG Industries Inc.                   26,927     1,366,276
Praxair Inc.                          36,980     2,222,498
Rohm & Haas Co.                       43,353     1,345,244
Sealed Air Corp.                      38,796     1,849,017(a)
                                                15,159,774

TELECOMMUNICATION SERVICES -- 0.7%

Telephone & Data Systems Inc.         25,922     1,288,323

UTILITIES -- 9.9%

Allete Inc.                           89,758     2,383,075(l)
Ameren Corp.                          10,989       484,615
Consolidated Edison Inc.               9,116       394,541
DTE Energy Co.                        47,723     1,844,017
Entergy Corp.                         44,879     2,368,714
FirstEnergy Corp.                     71,806     2,760,941
OGE Energy Corp.                     143,612     3,068,988(l)
Pepco Holdings Inc.                  104,666     2,005,401
Public Service Enterprise
   Group Inc.                         12,592       532,012
SCANA Corp.                           78,374     2,686,661
TECO Energy Inc.                      53,855       645,714(l)
                                                19,174,679

TOTAL COMMON STOCK
   (COST $182,826,797)                         181,688,048


                                      NUMBER
                                   OF SHARES         VALUE


SHORT-TERM INVESTMENTS -- 8.9%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund     8,027,156 $   8,027,156(j)
State Street Navigator Securities
   Lending Prime Portfolio         9,121,468     9,121,468(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $17,148,624)                           17,148,624


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (2.9)%                                   (5,714,428)
                                              ------------

NET ASSETS -- 100%                            $193,122,244
                                              ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Mid-Cap Value Equity Fund had the following long futures contracts open at June 30, 2003:

                                NUMBER    CURRENT
                   EXPIRATION     OF     NOTIONAL  UNREALIZED
DESCRIPTION           DATE     CONTRACTS   VALUE  DEPRECIATION
--------------------------------------------------------------------------------

S&P MidCap 400  September 2003     3     $720,300  $(1,775)


-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE SMALL-CAP VALUE FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003?

A. The Small-Cap Value Equity Fund gained 3.60% during the six-month period ended June 30, 2003. During the same period, the Fund underperformed its benchmark, the Russell 2000 Index, which gained 17.92% and our Lipper peer group of 506 Small Cap Core funds, which returned 14.28%.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The market's renewed enthusiasm exhibited in the second quarter was spurred by the run-up in low quality stocks. Micro-caps, specifically led by those with share prices between $0-$5, dominated small cap performance from the Iraq War bottom. Data indicates that the smallest 5% of the Russell 2000 Index rose 96% from the bottom. The same illiquidity which punished their performance into the March 12th bottom when money flowed out of the small cap market, fostered an equal and opposite positive reaction.

Q.  WHAT INVESTMENT STRATEGIES AND TECHNIQUES BY THE FUND IMPACTED PERFORMANCE?

A. We believe it is imperative to remain focused on the long-term perspective and we maintain our positive outlook for the small-cap equity market. We strongly believe that stock performance will again follow tangibles, such as cash earnings and free cash flow, and stock selection based on fundamental financial analysis will again reward investors.

Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. The common theme among our top contributors continues to be: companies with catalysts, cash flow and cash earnings. Our style continues to focus on the merits of individual companies. That said, we have found that many compelling stories have been in the Healthcare and Industrials sectors. We believe that over the long term, these investments will generate strong, stable returns.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE PAST SIX-MONTHS?

A. The Fund rose 3.60% during the six-month period, while the benchmark gained 17.92%. The Fund's result was hindered by the run-up in lower quality stocks from the March bottom through June. Micro-caps, specifically led by those with share prices below $5, dominated small cap performance. We believe small-cap stock performance will again follow earnings growth. There are interesting opportunities for quality companies in the lower end of the market capitalization range and will investigate those that meet our qualitative and quantitative screens.

Q.  DID THE WEIGHTINGS OF THE FUND CHANGE? WHY?

A. The most significant reduction in sector allocation occurred in the Industrials sector. We reduced our exposure to commercial services and transportation. We have invested some of those assets into the manufacturing sector, as we believe that manufacturing companies have a strong potential to lead in the current environment. We increased the allocation to the Information Technology sector, concentrating on themes in digital chip technology, flat panel display and semiconductor test services.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. For the first half of the year, the Fund's performance was hampered by lower relative returns in the Industrials and Healthcare sectors. A lower average allocation to Information Technology during the first quarter also hindered results. We have selectively increased our exposure to Information Technology, concentrating on companies with attractive valuations and sustainable product growth. Strong relative results in the Financial Services and Utilities sectors contributed to this quarter's return.

Q.  WHICH INVESTMENTS STAND OUT?

A. Moore-Wallace, the recently merged entity resulting from the acquisition of Wallace Computers by Moore Corp, is one of the largest integrated providers of commercial print, direct mail, outsourced customer communications, forms, labels, fulfillment and distribution services. Moore-Wallace's stock price rose over 61% during the first half of the year and was the largest contributor to return.

Q.  WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND?

A.  We believe small-cap stock performance will follow earnings growth.

    The annual Russell Index reconstitution lowered the capitalization range of the small cap index. To help mitigate the liquidity risk of lower cap companies, we foresee an increase in the number of portfolio holdings.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                                                     (unaudited)

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[LINE CHART OMITTED, PLOT POINTS FOLLOW]

                    SMALL-CAP VALUE EQUITY FUND            RUSSELL 2000
4/28/2000                     10,000                          10,000
06/00                          9,890                          10,241
09/00                         10,300                          10,362
12/00                         11,326                           9,650
3/1/2001                      10,663                           9,021
6/1/2001                      12,029                          10,312
9/1/2001                      10,934                           8,171
12/1/2001                     12,455                           9,896
3/2/2002                      12,797                          10,295
6/2/2002                      12,466                           9,433
9/2/2002                      10,568                           7,419
12/2/2002                     10,730                           7,876
3/3/2003                       9,737                           7,524
6/3/2003                      11,116                           9,288



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------


                                    SIX        ONE       SINCE
                                 MONTHS       YEAR     INCEPTION
--------------------------------------------------------------------------------
Small-Cap Value Equity Fund       3.60%    -10.83%         3.39%
--------------------------------------------------------------------------------
Russell 2000                     17.92%     -1.54%        -2.31%
--------------------------------------------------------------------------------
Lipper peer group average*       14.28%     -5.12%           N/A
--------------------------------------------------------------------------------
Inception date                  4/28/00
--------------------------------------------------------------------------------

            Small-Cap Value Equity Fund (ending value $11,116)
            Russell 2000 (ending value $9,288)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.




TOP TEN HOLDINGS
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------
  Genesee & Wyoming Inc. (Class A)                       2.30%
--------------------------------------------------------------------------------
  Centene Corp.                                          2.20%
--------------------------------------------------------------------------------
  Moore Wallace Inc.                                     1.87%
--------------------------------------------------------------------------------
  DRS Technologies Inc.                                  1.84%
--------------------------------------------------------------------------------
  Smithfield Foods Inc.                                  1.64%
--------------------------------------------------------------------------------
  Photon Dynamics Inc.                                   1.40%
--------------------------------------------------------------------------------
  Valspar Corp.                                          1.39%
--------------------------------------------------------------------------------
  EMCOR Group Inc.                                       1.38%
--------------------------------------------------------------------------------
  Micros Systems Inc.                                    1.34%
--------------------------------------------------------------------------------
  Alliance Gaming Corp.                                  1.33%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $75,733 (in thousands)



PIE CHART OMITTED, PLOT POINTS FOLLOW]

SHORT TERM 20.9%
TECHNOLOGY 17.7%
CONSUMER - DISCRETIONARY  16.8%
FINANCIAL SERVICES 12.0%
HEALTHCARE 9.9%
MATERIALS & PROCESSING 7.6%
REAL ESTATE INVESTMENT TRUSTS 4.6%
ENERGY 3.5%
AUTOS & TRANSPORTATION 2.6%
CONSUMER - STAPLES 2.3%
BROADCAST/CABLE 0.8%
UTILITIES  0.7%
PRODUCER DURABLES 0.6%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE SMALL CAP CORE PEER GROUP CONSISTING OF 506 AND 499 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     SMALL-CAP VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                           SMALL-CAP VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE




COMMON STOCK -- 93.4%
--------------------------------------------------------------------------------

AUTOS & TRANSPORTATION -- 3.2%

Covenant Transport Inc.
   (Class A)                          15,700  $    266,900(a)
Genesee & Wyoming Inc.
   (Class A)                          84,500     1,738,165(a,l)
                                                 2,005,065

BROADCAST/CABLE -- 0.9%

Regent Communications Inc.            98,700       582,330(a)

CONSUMER - DISCRETIONARY -- 19.2%

Alliance Gaming Corp.                 53,200     1,006,012(a)
Ameristar Casinos Inc.                34,100       728,035(a,l)
Boyds Collection Ltd.                 94,000       442,740(a,l)
Chiquita Brands
   International Inc.                 43,000       623,500(a)
Foot Locker Inc.                      23,600       312,700
FTI Consulting Inc.                   34,050       850,229(a,l)
Furniture Brands
   International Inc.                 22,900       597,690(a)
IKON Office Solutions Inc.            64,300       572,270(l)
John Wiley & Sons (Class A)           27,600       723,120
Kenneth Cole Productions
   Inc. (Class A)                     29,200       569,108(a,l)
Linens 'N Things Inc.                 26,300       620,943(a)
Moore Wallace Inc.                    96,500     1,416,620(a)
Pricesmart Inc.                       44,800       594,496(a)
Talbots Inc.                          17,000       500,650
The Bombay Co. Inc.                   66,200       703,706(a)
The Wet Seal Inc. (Class A)           63,000       672,840(a)
Triarc Cos. (Class A)                 21,600       647,784(a)
Zale Corp.                            15,200       608,000(a)
                                                12,190,443

CONSUMER - STAPLES -- 2.7%

Schweitzer-Mauduit
   International Inc.                 19,500       470,730
Smithfield Foods Inc.                 54,300     1,244,556(a)
                                                 1,715,286

ENERGY -- 4.2%

Chesapeake Energy Corp.               46,800       472,680
Key Energy Services Inc.              53,400       572,448(a)
Oil States International Inc.         46,800       566,280(a)
Spinnaker Exploration Co.             17,600       461,120(a,l)
Westport Resources Corp.              25,900       589,225(a)
                                                 2,661,753

                                      NUMBER
                                   OF SHARES         VALUE

FINANCIAL SERVICES -- 14.3%

AG Edwards Inc.                       17,500 $     598,500
Brown & Brown Inc.                    19,700       640,250
Clark Inc.                            20,800       248,560(a)
FirstMerit Corp.                      23,000       525,780
Fulton Financial Corp.                35,490       705,186
Hilb Rogal & Hamilton Co.             24,700       840,788(l)
Providian Financial Corp.             47,500       439,850(a)
Raymond James Financial Inc.          18,800       621,340
Sandy Spring Bancorp Inc.             15,100       477,160(l)
Sky Financial Group Inc.              25,800       560,376
Sterling Bancorp                      21,220       591,826
Sterling Bancshares Inc.              54,800       716,784(l)
Sterling Financial Corp.               1,000        24,050(a)
United National Bancorp NJ            19,800       546,282(l)
Westamerica Bancorporation            12,700       547,116
WFS Financial Inc.                    11,100       371,961(a,l)
Yardville National Bancorp            31,400       612,300
                                                 9,068,109

HEALTHCARE -- 11.7%

Advanced Medical Optics Inc.          43,100       734,855(a,l)
American Medical Security
   Group Inc.                         37,400       714,340(a)
Axcan Pharma Inc.                      6,200        77,810(a)
Beckman Coulter Inc.                  24,700     1,003,808
Centene Corp.                         42,900     1,668,810(a,l)
Computer Programs &
   Systems Inc.                       45,200       904,452(l)
Covance Inc.                          42,500       769,250(a)
Enzon Pharmaceuticals Inc.            29,800       373,096(a,l)
HealthTronics Surgical
   Services Inc.                      66,600       599,400(a,l)
MIM Corp.                             27,500       179,575(a,l)
Noven Pharmaceuticals Inc.            28,400       290,816(a)
Viasys Healthcare Inc.                 6,300       130,410(a)
                                                 7,446,622

MATERIALS & PROCESSING -- 9.1%

Cambrex Corp.                         30,600       704,412
EMCOR Group Inc.                      21,200     1,046,432(a)
Harsco Corp.                          15,500       558,775
Lubrizol Corp.                        18,100       560,919
Mueller Industries Inc.               22,800       618,108(a)
Olin Corp.                             2,100        35,910
Simpson Manufacturing Co. Inc.        15,200       556,320(a)
Spartech Corp.                        29,800       632,058
Valspar Corp.                         24,900     1,051,278
                                                 5,764,212

PRODUCER DURABLES -- 0.7%

Manitowoc Co.                         20,500       457,150

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE


REAL ESTATE INVESTMENT TRUSTS -- 5.5%

CarrAmerica Realty Corp.              21,600 $     600,696
Chelsea Property Group Inc.           13,400       540,154
Federal Realty Investment Trust       24,100       771,200
Getty Realty Corp.                    23,000       513,360
iStar Financial Inc.                  26,600       970,900
Sizeler Property Investors            11,700       119,925
                                                 3,516,235

TECHNOLOGY -- 21.0%

Amkor Technology Inc.                 66,400       872,496(a,l)
Clarus Corp.                          97,500       612,300(a,l)
Crane Co.                              4,200        95,046
Cray Inc.                             98,400       777,360(a,l)
Diversa Corp.                         39,100       384,353(a)
DRS Technologies Inc.                 50,000     1,396,000(a)
Genesis Microchip Inc.                53,100       718,974(a,l)
Inforte Corp.                         53,000       417,640(a,l)
Intergraph Corp.                      33,300       715,950(a)
Micros Systems Inc.                   30,800     1,015,784(a)
Monolithic System
   Technology Inc.                    63,400       574,404(a,l)
Oak Technology Inc.                  110,600       686,826(a)
Park Electrochemical Corp.            33,000       658,350
Photon Dynamics Inc.                  38,400     1,060,992(a,l)
Raindance Communications Inc.        147,600       367,524(a)
The Reynolds & Reynolds Co.
   (Class A)                          20,100       574,056
Varian Inc.                              400        13,620(a)
Veritas DGC Inc.                      23,100       265,650(a)
Vishay Intertechnology Inc.           43,700       576,840(a)
Woodward Governor Co.                  7,500       322,500
Zomax Inc.                           140,800       460,416(a)
Zoran Corp.                           43,100       827,951(a,l)
                                                13,395,032

UTILITIES -- 0.9%

Philadelphia Suburban Corp.           23,000       560,740

TOTAL COMMON STOCK
   (COST $56,004,513)                           59,362,977


                                   PRINCIPAL
                                      AMOUNT         VALUE


CORPORATE NOTES -- 0.9%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 0.9%

Foot Locker Inc.
   5.50%    6/1/08                  $505,000 $     551,081

TOTAL CORPORATE NOTES
   (COST $485,062)                                 551,081

TOTAL INVESTMENTS IN SECURITIES
   (COST $56,489,575)                           59,914,058



                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 24.9%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     3,725,157     3,725,157(j)
State Street Navigator Securities
   Lending Prime Portfolio        12,093,570    12,093,570(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $15,818,727)                           15,818,727


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (19.2)%                                 (12,194,516)
                                               -----------

NET ASSETS -- 100%                             $63,538,269
                                               ===========

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2003?

A. The International Equity Fund rose by 10.27% during the six months ending June 30, 2003, outperforming the MSCI EAFE benchmark, which returned 9.47%. The Fund also outperformed our Lipper peer group of 1,401 International funds, which returned 7.72% for the same period.

Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The bear market of the last few quarters continued unabated in the first quarter, as the weak global economy competed with war in Iraq, and an outbreak of SARS, for the headlines. In Q2, however, the geopolitical environment improved, SARS abated, and, although the global economy remained weak, positive evidence that Governments would continue with monetary and fiscal stimulus lifted sentiment.

    Europe's main economies, France, and especially Germany, remained weak, prompting the ECB to cut rates twice during the period. Also, in a move that followed the French example of late 2002, Germany announced plans to cut income taxes in a bid to stimulate the economy. In the UK, the robust consumer driven recovery started to run out of steam and, in the face of weakening GDP forecasts, the BoE cut rates in February. Japan continued to struggle economically and the market performance reflected it. Meanwhile, the developing story of the Middle East and Iraq showed some signs of hope, although the road ahead is still difficult.

Q.  WHICH STOCKS/SECTORS SIGNIFICANTLY CONTRIBUTED TO FUND PERFORMANCE?

A. The cyclical sectors of Information Technology and Telecommunications Services put in the strongest performances, followed by double digit returns in Financials, Industrials and Utilities. The defensive Consumer Staples sector was, by far, the worst performer, barely in positive territory. Major new positions were added in the Healthcare sector, and several new emerging market holdings were acquired, in China, Russia, Brazil and Mexico. Several positions were eliminated, in Industrials, Utilities, Electronic Components, Gold, and Oil Services.

    The strongest contribution to return came from Banca Intesa (Italy) as recent restructuring moves began to pay dividends and confidence in new management was justified. Taiwan Semiconductor, the world's premier manufacturer of semiconductor equipment rallied on a recovery from a very low base in chip demand. BNP Paribas (France) rose on growing conviction that their banking business model is poised for success. Negative contributors included Sony (Japan) on doubts about management's long-term vision; Suez (France) on poor cash-flow generation at the French utility; and Amersham PLC (UK - Healthcare) on valuation concerns.

Q.  WHAT IS YOUR OUTLOOK FOR THE GLOBAL MARKETS?

A. After a strong second quarter it remains to be seen whether the global economy will justify the renewed enthusiasm for stocks. However, while interest rates remain so low (and maybe head lower) and stocks remain relatively cheap, the temptation to invest in equity will grow, even if the economy muddles through at best.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                                                     (unaudited)

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOW]

                            International Equity Fund                MSCI EAFE
5/1/95                               10,000                           10,000
12/95                                10,670                           10,522
12/96                                11,728                           11,158
12/97                                12,921                           11,356
12/98                                15,176                           13,626
12/99                                19,778                           17,300
12/00                                17,262                           14,849
12/01                                13,662                           11,640
12/02                                10,406                            9,784
6/03                                 11,475                           10,713



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                SIX       ONE     FIVE     SINCE
                             MONTHS      YEAR     YEAR   INCEPTION
--------------------------------------------------------------------------------
International Equity Fund    10.27%    -12.52%   -5.85%     1.70%
--------------------------------------------------------------------------------
MSCI EAFE                     9.47%    -6.46%    -4.04%     0.85%
--------------------------------------------------------------------------------
Lipper peer group average*    7.72%    -9.65%    -4.88%      N/A
--------------------------------------------------------------------------------
Inception date               5/1/95
--------------------------------------------------------------------------------

International Equity Fund (ending value $11,475)
MSCI EAFE (ending value $10,713)


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.




TOP TEN HOLDINGS
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------
  Total S.A.                                             2.68%
--------------------------------------------------------------------------------
  Vodafone Group PLC.                                    2.45%
--------------------------------------------------------------------------------
  Carrefour S.A.                                         2.11%
--------------------------------------------------------------------------------
  BNP Paribas                                            2.07%
--------------------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing Co. Ltd.            1.92%
--------------------------------------------------------------------------------
  Novartis AG (Regd.)                                    1.83%
--------------------------------------------------------------------------------
  Nestle S.A. (Regd.)                                    1.80%
--------------------------------------------------------------------------------
  ENI-Ente Nazionale Idrocarburi SpA                     1.72%
--------------------------------------------------------------------------------
  Credit Suisse Group (Regd.)                            1.67%
--------------------------------------------------------------------------------
  GlaxoSmithKline PLC.                                   1.53%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $37,972 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOW]

Europe 63.3%
Other Region 13.3%
Short Term 12.7%
Japan 9.7%
Pacific Rim 1.0%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERNATIONAL PEER GROUP CONSISTING OF 1401, 1387 AND 806 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       INTERNATIONAL EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND

                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 95.4%
--------------------------------------------------------------------------------

AUSTRALIA -- 0.5%

Woolworths Ltd.                       20,642 $     173,321

BRAZIL -- 2.1%

Aracruz Celulose S.A. ADR              6,329       133,289
Cia Vale do Rio Doce ADR               7,937       230,455
Empresa Brasileira de Aeronautica
   S.A. ADR                           19,281       368,267
                                                   732,011

CANADA -- 2.5%

Bank of Nova Scotia                    1,721        76,123
Canadian Pacific Railway Ltd.         12,452       277,770(l)
Petro-Canada                          12,424       493,394
                                                   847,287

CHINA -- 2.6%

China Petroleum &
   Chemical Corp.                  2,314,000       551,931
Huaneng Power
   International Inc.                282,000       321,846
                                                   873,777

FINLAND -- 2.4%

Nokia Oyj                              4,864        80,097
Sampo Oyj                             39,844       292,373
Stora Enso Oyj                        40,220       449,396
                                                   821,866

FRANCE -- 14.4%

Accor S.A.                            11,002       397,975
Arcelor                               22,998       267,795(l)
Aventis S.A.                             615        33,836
AXA                                   16,786       260,421
BNP Paribas                           15,483       786,760
Carrefour S.A.                        16,332       800,457
Cie de Saint-Gobain                    5,399       212,472(l)
Lagardere S.C.A. (Regd.)              11,442       497,327
Michelin (C.G.D.E.) (Regd.)            2,652       103,544
Total S.A.                             6,741     1,018,719
Veolia Environnement                  13,933       286,399(l)
Vinci S.A.                             3,931       265,207(l)
                                                 4,930,912

GERMANY -- 5.7%

Altana AG                              3,146       198,482(l)
BASF AG                                1,842        78,688
Bayerische Motoren Werke AG            6,840       263,133
Deutsche Bank AG (Regd.)                 614        39,823(l)
Deutsche Boerse AG                     4,818       255,226
E.ON AG                                8,591       441,677(l)

                                      NUMBER
                                   OF SHARES         VALUE

Muenchener Rueckversicherungs
   AG (Regd.)                          3,205   $   326,751(l)
Schering AG                            6,850       334,943
                                                 1,938,723

HONG KONG -- 0.6%

Johnson Electric Holdings Ltd.       157,200       195,539

IRELAND -- 2.8%

Bank of Ireland                       45,346       547,288
CRH PLC.                              25,919       408,065
                                                   955,353

ISRAEL -- 1.1%

Teva Pharmaceutical
   Industries ADR                      6,615       376,592

ITALY -- 6.2%

Banca Intesa SpA                     162,476       519,623
ENI-Ente Nazionale
   Idrocarburi SpA                    43,308       654,980(l)
Mediaset SpA                          12,580       106,469(l)
Riunione Adriatica di
   Sicurta SpA                        34,052       516,559
Telecom Italia SpA                    59,133       323,909(l)
                                                 2,121,540

JAPAN -- 10.8%

Aiful Corp.                            2,650       112,996
Asahi Glass Co. Ltd.                  50,000       310,223
Canon Inc.                            12,000       550,656
Chugai Pharmaceutical Co. Ltd.        16,200       184,025
Honda Motor Co. Ltd.                  10,300       390,298
Hoya Corp.                             3,200       220,396
Komatsu Ltd.                         105,000       402,249
Murata Manufacturing Co. Ltd.          3,600       141,512
Nissan Motor Co. Ltd.                 52,300       500,024
Secom Co. Ltd.                         2,000        58,630
Sharp Corp.                           30,000       385,009
Sony Corp.                             7,600       213,933
Terumo Corp.                          13,000       215,990
                                                 3,685,941

MEXICO -- 1.0%

Grupo Televisa S.A. ADR                4,773       164,669
Wal-Mart de Mexico SA de CV
   (Series V)                         64,720       191,292
                                                   355,961

NETHERLANDS -- 4.4%

Aegon N.V.                            19,019       190,449
ING Groep N.V.                        32,566       565,819
Koninklijke Philips
   Electronics N.V.                   22,118       420,611
Royal Dutch Petroleum Co.              6,929       321,618
                                                 1,498,497

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


                                      NUMBER
                                   OF SHARES         VALUE

NORWAY -- 0.2%

Statoil ASA                            9,622 $      81,978

RUSSIA -- 0.6%

LUKOIL ADR                             2,620       207,017(b)

SOUTH KOREA -- 2.7%

Kookmin Bank ADR                       3,581       108,325(l)
POSCO ADR                             14,032       367,498(l)
Samsung Electronics Co.
   Ltd. GDR                            3,013       448,184(b)
                                                   924,007

SPAIN -- 3.5%

Banco Santander Central
   Hispano S.A. (Regd.)               42,941       376,245
Grupo Ferrovial S.A.                   8,029       218,055
Telefonica S.A.                       48,640       564,701(a)
Telefonica S.A. ADR                      517        17,873(l)
                                                 1,176,874

SWEDEN -- 3.3%

Assa Abloy AB                         40,473       391,840
Autoliv Inc. SDR                       5,198       139,935
Skandinaviska Enskilda
   Banken AB                          16,600       169,008
Svenska Handelsbanken                 25,685       420,332
                                                 1,121,115

SWITZERLAND -- 6.7%

Credit Suisse Group (Regd.)           24,134       635,176
Nestle S.A. (Regd.)                    3,310       682,991
Novartis AG (Regd.)                   17,518       693,193
Syngenta AG (Regd.)                    5,222       261,765
                                                 2,273,125

TAIWAN -- 2.1%

Taiwan Semiconductor
   Manufacturing Co. Ltd.            443,635       730,633(a)

UNITED KINGDOM -- 19.2%

Aviva PLC.                            10,149        70,465
BHP Billiton PLC.                    102,918       541,758
Brambles Industries PLC.             132,061       357,389
Capita Group PLC.                     22,639        84,428
Compass Group PLC.                    93,285       502,980
Diageo PLC.                            5,528        59,019
GlaxoSmithKline PLC.                  28,767       580,556
Kingfisher PLC.                       76,386       349,469
National Grid Transco PLC.            64,720       438,938
Reed Elsevier PLC.                    67,802       564,172
Rio Tinto PLC. (Regd.)                 4,684        88,114
Royal Bank of Scotland
   Group PLC.                         19,226       539,338
SABMiller PLC.                        15,807       105,835

                                      NUMBER
                                   OF SHARES         VALUE


Smith & Nephew PLC.                   86,395 $     496,481
Smiths Group PLC.                     33,183       384,941
Tesco PLC.                           130,083       470,634
Vodafone Group PLC.                  474,817       928,465
                                                 6,562,982

TOTAL COMMON STOCK
   (COST $32,798,238)                           32,585,051



--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.6%
--------------------------------------------------------------------------------

GERMANY -- 1.6%

Henkel KGaA                            5,141       318,267(l)
Porsche AG                               540       228,820

TOTAL PREFERRED STOCK
   (COST $536,210)                                 547,087


TOTAL INVESTMENTS IN SECURITIES
   (COST $33,334,448)                           33,132,138



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 14.2%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund       979,472       979,472(j)
State Street Navigator Securities
   Lending Prime Portfolio         3,860,441     3,860,441(e,m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $4,839,913)                             4,839,913


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (11.2)%                                  (3,811,177)
                                               -----------

NET ASSETS-- 100%                              $34,160,874
                                               ===========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The International Equity Fund was invested in the following sectors at June 30, 2003:

SECTOR                     PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------

Financial                              17.93%
Consumer Discretionary                 13.77%
Short Term                             12.75%
Industrials                             9.29%
Energy                                  8.77%
Healthcare                              8.20%
Materials                               7.44%
Consumer Staples                        7.38%
Information Technology                  5.72%
Telecommunication Services              4.83%
Utilities                               3.92%
                                      -------
                                      100.00%
                                      =======


------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE INCOME FUND PERFORM VERSUS ITS BENCHMARK AND PEERS FOR THE SIX MONTHS ENDING JUNE 30, 2003?

A. The Income Fund gained 3.79% for the six months ended June 30, 2003. During the same period, the Lehman Brothers Aggregate Bond Index returned 3.93% and our Lipper Peer group of 252 Intermediate Investment Grade Debt annuity funds returned 4.20%.

Q. DESCRIBE WHAT OCCURRED IN THE FIXED INCOME MARKETS IN THE FIRST SIX MONTHS OF 2003?

A. Interest rates were driven lower during the first six months of 2003 by soft economic fundamentals, war with Iraq, and comments from the Federal Reserve expressing concern for the possibility of an "unwelcome" fall in inflation. In early June the 10-year Treasury note yield hit a 45-year low of 3.07%. When the Fed lowered its federal funds rate target by 25 basis points to 1.0% later in June, bond investors concluded that economic growth was poised to turn and that deflation was less likely. Treasury rates backed up aggressively, and the 10-year note finished the six months yielding 3.51%. Credit sensitive sectors performed the best during this period. A healthy pace of corporate new issuance met strong investor demand looking to gain an income advantage over low-yielding Treasuries. The Utilities sector outperformed other credit sectors, after trailing in 2002. Lower quality securities outpaced higher rated issues. Securitized sectors performed well versus duration-adjusted Treasuries, predominantly in commercial mortgage-backed securities. Residential MBS yield spreads were quite volatile during the period, as refinancing activity followed the ups and downs of Treasury yields. With the low in 10-year yields in June, thirty-year mortgage rates hit a record low and the Mortgage Bankers' Association Refinance Index hit a new high.

Q.  EXPLAIN THE DRIVERS OF THE FUND'S PERFORMANCE.

A. Security selection was the key driver to Fund performance during the six months ending June 30, 2003. In addition to the effect of the Fund's fees and expenses, our underweight in the corporate sector offset good security selection and contributed to underperformance versus the index. Early in the year, additions to Valero Energy, and Bunge Corp. and new positions in Cendant, Travelers and Wisconsin Electric performed well due to their above market spread compression. In the second quarter, MBS sector returns were boosted by positions in higher coupon specific pools, which were less prepayment sensitive and provided higher yield. We also took advantage of securities structured to perform well in a declining short-rate environment. Performance also benefited from an opportunistic trade into German bunds from U.S. Treasuries, which performed well with the decline in the U.S. dollar relative to the Euro.

Q.  WHAT IS YOUR OUTLOOK FOR THE MARKET GOING FORWARD?

A. When looking at an economic "balance sheet" to form our interest rate outlook for the balance of this year, the ledger appears balanced at this point in time. On the asset side, monetary stimulus since early 2001 has been supplemented by fiscal stimulus in the form of higher spending (predominantly on defense) and the tax cut legislation passed this spring. Lower energy prices should act as a tax cut to help spending, and a weaker dollar should encourage exports. To be sure, consumer confidence has strengthened off wartime lows and low mortgage rates still favor refinance activity, which has been a strong underpinning to spending. As for liabilities, the domestic economy continues to suffer from a "post-bubble hangover" of excess capacity, high debt levels and a lingering caution toward business spending. Global competition has created deflationary pressures and our large current account deficit requires financing. The open question is whether consumers will or can continue to subsidize economic growth with rising unemployment (the unemployment rate hit a 9-year high in June of 6.4%). Longer term, we see improvement in the economy, but only gradually. Since the Fed's latest move, interest rates have backed up, reflecting investors increased expectations for stronger growth. In the near term we believe actual growth rates will disappoint, putting downward pressure on rates. Therefore, we are currently biased to be long duration relative to our benchmark. We continue to be underweight in credit securities (a trade we initiated in the second quarter) given lackluster fundamentals and rich valuations. We are neutral on residential MBS, with a sector strategy biased towards yield enhancement as opposed to price appreciation. We have overweight positions in ABS and CMBS and are underweight government agencies. Security selection within the various sectors remains our primary focus to adding portfolio value.

                                                                     INCOME FUND
--------------------------------------------------------------------------------
                                                                     (unaudited)

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOW]

                    Income Fund         LB Aggregate
1/3/95                10,000               10,000
12/95                 11,683               11,847
12/96                 12,024               12,278
12/97                 13,106               13,463
12/98                 14,148               14,632
12/99                 13,946               14,512
12/00                 15,444               16,199
12/01                 16,591               17,567
12/02                 18,231               19,368
6/03                  18,922               20,129



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------


                               SIX       ONE     FIVE    SINCE
                            MONTHS      YEAR     YEAR  INCEPTION
--------------------------------------------------------------------------------

Income Fund                  3.79%     9.75%    6.79%      7.80%
--------------------------------------------------------------------------------
LB Aggregate                 3.93%    10.40%    7.55%      8.58%
--------------------------------------------------------------------------------
Lipper peer group average*   4.20%    10.11%    5.84%        N/A
--------------------------------------------------------------------------------
Inception date              1/3/95
--------------------------------------------------------------------------------

            Income Fund (ending value $18,922)
            LB Aggregate (ending value $20,129)


INVESTMENT PROFILE

A fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in a variety of investment grade debt securities.


QUALITY RATINGS
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------


MOODY'S/S&P/                                PERCENTAGE OF
FITCH RATING+                               MARKET VALUE
--------------------------------------------------------------------------------
Aaa / AAA                                       83.01%
--------------------------------------------------------------------------------
Aa / AA                                          3.81%
--------------------------------------------------------------------------------
A / A                                            6.17%
--------------------------------------------------------------------------------
Baa / BBB                                        6.87%
--------------------------------------------------------------------------------
Ba / BB and lower                                0.13%
--------------------------------------------------------------------------------
Options                                          0.01%
--------------------------------------------------------------------------------
NR/Other                                         0.00%++
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $291,935 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOW]


Mortgage Backed 30.9%
Short Term & Other 25.6%
U.S. Treasuries 22.2%
Corporate Notes 14.1%
Federal Agencies 7.2%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP CONSISTING OF 252, 244, AND 147 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
+ MOODY'S INVESTORS SERVICES, INC., STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.
++ LESS THAN 0.01%.

   SEE NOTES TO PERFORMANCE.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                     INCOME FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------
                                  INCOME FUND

                                  PRINCIPAL
                                     AMOUNT          VALUE


BONDS AND NOTES -- 104.9%

U.S. TREASURIES -- 26.4%

U.S. Treasury Bonds
   5.38%    02/15/31            $  6,631,000  $  7,470,219(h)
   6.88%    08/15/25               2,285,000     3,012,864(h)
   7.25%    05/15/16               1,990,000     2,646,899(h)
   8.13%    08/15/19 - 08/15/21    6,030,000     8,760,927(h)
   10.63%   08/15/15               1,555,000     2,579,792(h)
                                                24,470,701
U.S. Treasury Notes
   1.63%    04/30/05               4,635,000     4,665,776
   2.00%    05/15/06               9,830,000     9,935,967
   2.63%    05/15/08               8,960,000     9,042,611
   3.00%    02/15/08                 665,000       684,371
   3.63%    05/15/13               6,295,000     6,345,171
   4.88%    02/15/12               1,980,000     2,201,206
   6.00%    08/15/09               2,150,000     2,536,247(h)
   6.50%    02/15/10               4,045,000     4,908,486(h)
                                                40,319,835

TOTAL U.S. TREASURIES
   (COST $63,529,410)                           64,790,536


FEDERAL AGENCIES -- 8.1%

Federal Farm Credit Bank
   9.15%    02/14/05                 100,000       112,520(h)

Federal Home Loan Bank
   2.50%    12/15/05               2,890,000     2,950,834

Federal Home Loan Mortgage Corp.
   2.38%    04/15/06               3,390,000     3,444,444
   2.85%    01/24/06                 820,000       820,915
   5.00%    07/30/09               1,000,000     1,035,530
   5.25%    01/15/06               2,790,000     3,035,129
   8.25%    06/01/26                  60,000        82,897(h,o)
                                                 8,418,915
Federal National Mortgage Assoc.
   3.25%    01/15/08                 460,000       474,752
   4.00%    11/17/06                 630,000       636,300(h)
   5.00%    01/20/07 - 05/14/07    2,320,000     2,382,087(h)
   5.25%    03/22/07 - 08/01/12    3,070,000     3,233,171(h)
   6.13%    03/15/12                 200,000       235,862(h)
   7.13%    01/15/30               1,845,000     2,401,581(h)
                                                 9,363,753

TOTAL FEDERAL AGENCIES
   (COST $20,055,424)                           20,846,022


AGENCY MORTGAGE BACKED -- 28.3%

Federal Home Loan Mortgage Corp.
   5.00%    04/01/13                 595,940       622,013
   6.00%    08/01/17 - 07/01/29      554,805       575,475
   6.50%    01/01/27 - 02/01/33      207,908       216,246


                                   PRINCIPAL
                                      AMOUNT         VALUE

   7.00%    10/01/16 - 09/01/32   $  327,471 $     343,588
   7.50%    11/01/09 - 03/01/32      162,271       172,489
   8.00%    09/01/09 - 11/01/30      192,920       207,155
   8.50%    07/01/10 - 05/01/30       91,319        98,052
                                                 2,235,018
Federal National Mortgage Assoc.
   5.50%    12/01/13 - 06/01/33    1,388,094     1,440,732
   6.00%    06/01/14 - 06/01/33    2,180,051     2,267,045
   6.50%    03/01/15 - 06/01/33    1,842,981     1,930,469
   7.00%    03/01/15 - 05/01/33    2,993,607     3,157,376
   7.50%    12/01/09 - 03/01/33    2,357,441     2,504,321
   7.61%    07/01/19                  84,977        90,305(i)
   8.00%    12/01/12 - 01/01/33    1,206,341     1,301,390
   8.50%    05/01/31 - 11/01/31      363,805       390,297
   9.00%    04/01/16 - 12/01/22      115,179       127,475
                                                13,209,410
Federal National Mortgage Assoc.
   4.50%    TBA                    3,690,000     3,763,800(c)
   5.00%    TBA                   11,485,000    11,646,613(c)
   5.50%    TBA                   16,400,000    16,897,117(c)
   6.00%    TBA                    7,000,000     7,301,875(c)
   6.50%    TBA                    8,000,000     8,440,000(c)
                                                48,049,405
Government National Mortgage Assoc.
   4.38%    02/20/23 - 02/20/26       51,029        52,624(i)
   5.63%    11/20/22 - 12/20/24       22,150        22,795(i)
   6.00%    04/15/33 - 05/15/33      944,864       991,181
   6.50%    03/15/24 - 06/15/33    3,030,452     3,183,071
   7.00%    03/15/12 - 10/15/28      906,697       960,291
   8.00%    12/15/29 - 06/15/30       80,665        86,506
   8.50%    10/15/17                  86,772        95,461
   9.00%    11/15/16 - 12/15/21      205,136       228,624
                                                 5,620,553
Government National Mortgage Assoc.
   5.00%    TBA                      350,000       357,000(c)

TOTAL AGENCY MORTGAGE BACKED
   (COST $69,386,906)                           69,471,386


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.2%

Federal Home Loan Mortgage Corp.
   4.00%    10/15/27               1,518,610     1,533,322
   4.30%    08/01/27                   8,554         7,915(d,f)
   5.00%    07/15/14 - 05/15/17    1,281,006        91,594(g)
   6.18%    05/25/43               2,295,142       274,700(g,i)
   6.25%    01/15/23                  45,236        46,348
   6.50%    07/15/08 - 02/15/21       51,736        51,987
   7.00%    02/15/31                 172,000       179,444
   7.50%    01/15/16 - 07/15/27      218,075       180,234
   7.75%    03/15/22                 142,922       153,737
   8.00%    02/01/23 - 07/01/24       34,773         5,293(g)
   11.57%   06/15/33               1,000,000     1,123,750(i)
   17.94%   05/15/31                  78,000        96,025(i)
                                                 3,744,349
Federal Home Loan Mortgage Corp.
   (Series T)
   6.78%    05/25/43               1,203,930       170,431(g,i)

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE

Federal National Mortgage Assoc.
   4.00%    08/25/17 - 02/25/28  $ 1,770,455 $   1,803,966
   5.00%    08/25/17                 312,468        38,228(g)
   5.97%    10/25/29                 963,570       105,993(g,i)
   6.47%    05/25/18               1,970,121       304,659(g,i)
   6.57%    05/25/42 - 09/25/42   16,072,473     2,100,481(g,i)
   6.62%    04/25/17 - 10/25/17    2,345,438       277,761(g,i)
   6.67%    08/25/16                 886,031        97,997(g,i)
   7.07%    06/25/42               1,628,135       230,483(g,i)
   7.50%    07/25/41                 169,485       188,287
   8.00%    07/25/14                 604,505       649,842
   12.95%   05/25/17 - 12/25/17    1,053,094     1,182,259(i)
   16.72%   03/25/17                 595,742       668,686(i)
   18.37%   04/25/32                 291,677       339,576(i)
                                                 7,988,218
Federal National Mortgage
   Assoc. (Class A)
   7.50%    11/25/31                 278,962       309,910

Federal National Mortgage
   Assoc. (Class H)
   6.50%    01/25/23                  41,309        41,309

Federal National Mortgage
   Assoc. REMIC
   7.00%    09/25/20                   3,564         3,825
   7.50%    02/25/41                 313,621       348,414
                                                   352,239
Federal National Mortgage Assoc.
   REMIC (Class B)
   6.78%    12/25/22                   1,762         1,544(d,f)

Federal National Mortgage Assoc.
   REMIC (Class J)
   1080.91% 03/25/22                      91         1,371(g)

Federal National Mortgage Assoc.
   REMIC (Class K)
   1008.00% 05/25/22                      45           876(g)

Federal National Mortgage
   Assoc. STRIPS
   7.50%    11/01/23 - 01/01/24      386,884        55,441(g)
   8.00%    08/01/23 - 07/01/24       73,439        11,680(g)
   8.50%    07/25/22                   2,910           508(g)
   9.00%    05/25/22                   1,849           344(g)
                                                    67,973
TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $12,698,196)                           12,678,220


ASSET BACKED -- 13.4%

Advanta Business Card Master
   Trust (Class A)
   1.27%    01/20/06               1,600,000     1,600,022(i)
Advanta Mortgage Loan Trust
   6.30%    07/25/25                   1,051         1,051
AESOP Funding II LLC.
   3.85%    10/20/06                 234,000       242,483(b)
American Express Credit Account
   Master Trust (Class A)
   1.30%    12/15/08                 150,000       150,348(i)
   1.32%    09/15/08               1,402,000     1,406,087(i)

                                   PRINCIPAL
                                      AMOUNT         VALUE

Bank One Issuance Trust (Class A)
   1.23%    10/15/08             $   500,000 $     500,275(i)
   1.29%    12/15/10               1,000,000     1,000,969(i)
Bank One Issuance Trust (Class C)
   3.76%    08/15/08                 323,000       331,889
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09                 213,000       218,665
Capital Auto Receivables Asset
   Trust (Class A)
   1.27%    04/17/06                 395,000       395,104(i)
Chase Credit Card Master Trust
   (Class A)
   1.29%    07/15/10               1,400,000     1,401,335(i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   1.32%    06/25/15                 800,000       794,979(i)
   2.34%    04/25/24                 187,000       185,091
Citibank Credit Card Issuance Trust
   1.16%    09/17/07                 400,000       400,159(i)
   1.41%    02/07/08                 800,000       801,961(i)
   4.15%    07/07/17                 250,000       244,575
   4.45%    04/07/10                 274,000       282,398
Citibank Credit Card Issuance
   Trust (Class A)
   2.70%    01/15/08                 411,000       420,075
   6.90%    10/15/07                  83,000        92,501
Citibank Credit Card Issuance
   Trust (Class B)
   1.54%    03/07/08                 325,000       325,491(i)
Citibank Credit Card Master
   Trust I (Class A)
   5.88%    03/10/11                 250,000       284,814
Countrywide Asset-Backed
   Certificates
   1.28%    07/25/31                  55,344        55,428(i)
Countrywide Home Equity Loan
   Trust (Class A)
   1.41%    07/15/27                 585,684       585,350(i)
Daimler Chrysler Auto Trust
   (Class A)
   3.85%    04/06/06                 385,000       394,781
Discover Card Master Trust I
   (Class A)
   1.36%    11/15/07                 350,000       350,998(i)
   5.30%    11/16/06                 445,000       461,455
Fannie Mae Grantor Trust
   3.95%    12/26/31                 317,000       326,879
First USA Credit Card Master
   Trust (Class A)
   1.24%    12/19/06               2,000,000     2,000,942(i)
Fleet Credit Card Master Trust II
   (Class A)
   1.32%    04/15/10               3,000,000     3,005,161(i)
   2.40%    07/15/08                 208,000       211,057
Fleet Home Equity Loan Trust
   (Class A)
   1.35%    01/20/33               1,422,282     1,416,920(i)
Ford Credit Auto Owner Trust
   (Class B)
   4.79%    11/15/06                 217,000       227,547

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE

Green Tree Financial Corp. (Class A)
   6.90%    04/15/18            $     12,139  $     12,453
Household Automotive Trust
   (Class A)
   1.44%    07/17/09               1,500,000     1,504,163(i)
Household Private Label
   Credit Card Master Note
   Trust I (Class A)
   1.32%    06/16/08                  55,000        55,014(i)
MBNA Credit Card Master Note
   Trust (Class A)
   1.30%    08/16/10                 600,000       600,851(i)
MBNA Credit Card Master Note
   Trust (Class C)
   4.05%    01/15/08                 138,000       141,583
MBNA Master Credit Card Trust
   USA (Class A)
   1.44%    08/15/08                 300,000       301,872(i)
Merrill Lynch Home Equity Loan
   1.22%    09/25/27                 158,190       157,098(i)
Mid-State Trust (Class A)
   7.54%    07/01/35                   4,431         4,614
Nissan Auto Receivables Owner
   Trust (Class A)
   2.05%    03/16/09                 192,000       190,320
   2.61%    07/15/08                 304,000       309,174
Peco Energy Transition Trust
   6.52%    12/31/10                 192,000       225,769
Peco Energy Transition Trust
   (Class A)
   5.80%    03/01/07                 250,000       262,157
Providian Gateway Master Trust
   (Class A)
   1.40%    03/15/07                 550,000       549,990(i)
Residential Asset Mortgage
   Products Inc. (Class A)
   1.17%    01/25/22                  34,014        34,015(i)
   1.32%    06/25/32               1,027,573     1,028,364(i)
Residential Asset Securities
   Corp. (Class A)
   1.29%    07/25/32                 144,543       144,351(i)
   2.66%    11/25/28                 178,000       179,299
Saxon Asset Securities
   Trust (Class A)
   1.44%    12/25/32               1,322,358     1,324,430(i)
Sears Credit Account Master
   Trust (Class A)
   1.31%    08/18/09               3,000,000     2,987,968(i)
Superior Wholesale Inventory
   Financing Trust
   1.27%    01/16/06 - 03/15/06    2,700,000     2,699,940(i)
West Penn Funding LLC Transition
   Bonds (Class A)
   6.81%    09/25/08                  59,000        64,559

TOTAL ASSET BACKED
   (COST $32,801,505)                           32,894,774


                                   PRINCIPAL
                                      AMOUNT         VALUE


CORPORATE NOTES -- 17.0%

Abbott Laboratories
   5.13%    07/01/04                $500,000 $     519,458
Alabama Power Co.
   5.60%    03/15/33                 180,000       183,561
Allstate Financial Global Funding
   5.25%    02/01/07                 250,000       274,250(b)
Amerada Hess Corp.
   7.88%    10/01/29                 165,000       200,974
American Electric Power Co. Inc.
   (Series D)
   5.25%    06/01/15                 350,000       352,182
Anadarko Petroleum Corp.
   5.00%    10/01/12                 125,000       131,823
Anheuser-Busch Cos. Inc.
   6.50%    02/01/43                 515,000       606,766
Appalachian Power Co.
   4.80%    06/15/05                 140,000       147,599
Appalachian Power Co. (Series G)
   3.60%    05/15/08                 150,000       152,526
Arizona Public Service
   5.63%    05/15/33                 130,000       129,263
AT&T Corp.
   7.80%    11/15/11                 220,000       253,432(o)
AT&T Wireless Services Inc.
   8.13%    05/01/12                 185,000       223,526
Bank of America Corp.
   3.88%    01/15/08                 345,000       361,858
   7.40%    01/15/11                 495,000       607,998
Bank One Corp.
   6.50%    02/01/06                 565,000       628,729
Baxter International Inc.
   4.63%    03/15/15                 260,000       263,623(b)
BB&T Corp.
   4.75%    10/01/12                  80,000        83,474
British Sky Broadcasting PLC
   6.88%    02/23/09                 180,000       203,400
British Telecommunications PLC.
   8.38%    12/15/10                 135,000       170,673(o)
Campbell Soup Co.
   5.50%    03/15/07                 160,000       176,267
Cendant Corp.
   6.25%    01/15/08                 240,000       265,109
Centerior Energy Corp.
   7.67%    07/01/04                 200,000       210,561
Cincinnati Gas & Electric
   6.90%    06/01/25                 190,000       223,249
City National Corp.
   5.13%    02/15/13                 135,000       140,365
Comcast Corp.
   5.85%    01/15/10                 510,000       559,185
ConAgra Foods Inc.
   7.13%    10/01/26                 110,000       131,421
   7.88%    09/15/10                 250,000       307,844
Conoco Inc.
   5.90%    04/15/04                 910,000       941,293
   6.95%    04/15/29                  95,000       114,542

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE

Countrywide Home Loans Inc.
   1.76%    06/02/06                $500,000  $    501,250(i)
   5.63%    05/15/07                 310,000       341,042
CSX Corp.
   7.25%    05/01/04                  70,000        73,183
DaimlerChrysler N.A.
   (Holding Corp.)
   4.05%    06/04/08                 470,000       464,967
Delhaize America Inc.
   7.38%    04/15/06                 180,000       189,000
Dominion Resources Inc.
   2.80%    02/15/05                 130,000       131,851
   4.13%    02/15/08                 130,000       134,995
Duke Energy Corp.
   4.50%    04/01/10                 155,000       160,180
   5.38%    01/01/09                  60,000        65,202
EOP Operating LP
   7.75%    11/15/07                 335,000       393,381
Equitable Resources Inc.
   5.15%    11/15/12                 160,000       171,565
ERP Operating LP
   6.63%    03/15/12                 530,000       609,995
European Investment Bank
   4.63%    03/01/07                 545,000       593,625
Fidelity National Financial Inc.
   5.25%    03/15/13                 260,000       264,851
Ford Motor Co.
   7.45%    07/16/31                 360,000       328,181
Ford Motor Credit Co.
   7.38%    10/28/09                 385,000       402,633
   7.50%    03/15/05                 355,000       378,243
   7.60%    08/01/05                  30,000        32,025
FPL Group Capital Inc.
   7.38%    06/01/09                 430,000       513,614
Fred Meyer Inc. Holding Co.
   7.38%    03/01/05                 305,000       331,086
General Mills Inc.
   3.88%    11/30/07                 310,000       322,786
   5.13%    02/15/07                 215,000       233,467
General Motors Acceptance Corp.
   4.15%    02/07/05                 215,000       217,299
   5.13%    05/09/08                 375,000       371,047
   5.75%    11/10/03                 685,000       694,441
   6.88%    08/28/12                  30,000        30,050
   7.14%    12/01/12                 580,000       299,904(d)
   7.25%    03/02/11                 100,000       102,472
Georgia Power Co.
   4.88%    07/15/07                 200,000       215,560
Golden West Financial Corp.
   4.75%    10/01/12                 160,000       166,948
Goldman Sachs Group Inc.
   4.13%    01/15/08                 105,000       110,237
   6.60%    01/15/12                 125,000       145,574
Household Finance Corp.
   3.38%    02/21/06                 100,000       103,001
   6.38%    11/27/12                 265,000       302,131
   6.50%    01/24/06                 160,000       177,406
HSBC Capital Funding LP
   9.55%    12/31/49                  65,000        85,822(o)

                                   PRINCIPAL
                                      AMOUNT         VALUE

Hudson United Bank
   7.00%    05/15/12             $   400,000 $     463,623
Hydro Quebec
   8.00%    02/01/13                 110,000       145,062
InterActive Corp.
   7.00%    01/15/13                 170,000       195,807
International Business
   Machines Corp.
   1.33%    09/10/04               1,000,000     1,001,115(i)
John Deere Capital Corp.
   4.13%    07/15/05                 215,000       225,285
John Hancock Funds
   6.50%    03/01/11                 200,000       229,326
John Hancock Global Funding II
   5.63%    06/27/06                 175,000       192,945
Kellogg Co.
   6.60%    04/01/11                 700,000       820,796
   7.45%    04/01/31                 260,000       330,196
Keycorp
   4.63%    05/16/05                 710,000       749,817
KeySpan Corp.
   5.88%    04/01/33                 165,000       176,168
KFW International Finance
   4.75%    01/24/07                 605,000       659,895
Kinder Morgan Inc.
   6.50%    09/01/12                 160,000       182,795
Kraft Foods Inc.
   5.25%    06/01/07                 380,000       410,737
Lehman Brothers Holdings Inc.
   5.88%    11/15/17                 160,000       176,327
Lockheed Martin Corp.
   8.50%    12/01/29                 535,000       727,737
Loral Corp.
   8.38%    06/15/24                 135,000       175,584
Masco Corp.
   5.88%    07/15/12                 195,000       216,129
   6.75%    03/15/06                 375,000       419,064
Metropolitan Life Global Funding I
   4.75%    06/20/07                 165,000       177,838
Midamerican Energy Holdings Co.
   3.50%    05/15/08                 350,000       351,883(b)
Monumental Global Funding III
   5.20%    01/30/07                 250,000       274,410(b)
Morgan Stanley
   4.25%    05/15/10                 220,000       226,459
Murphy Oil Corp.
   7.05%    05/01/29                 115,000       137,367
National Rural Utilities Cooperative
   Finance Corp.
   6.00%    05/15/06                 500,000       554,593
NB Capital Trust IV
   8.25%    04/15/27                 110,000       130,658
Newell Rubbermaid Inc.
   4.63%    12/15/09                 135,000       143,001
News America Inc.
   6.55%    03/15/33                 225,000       238,334(b)
Nordic Investment Bank
   2.75%    01/11/06                  35,000        35,803

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE

Northeast Utilities (Series B)
   3.30%    06/01/08              $  235,000 $     234,015
Ocean Energy Inc.
   4.38%    10/01/07                 155,000       164,246
Ohio Power Co.
   6.60%    02/15/33                  65,000        72,173(b)
Oncor Electric Delivery Co.
   7.25%    01/15/33                  65,000        76,543(b)
Pall Corp.
   6.00%    08/01/12                 160,000       174,233(b)
Pemex Finance Ltd.
   9.03%    02/15/11                 250,000       304,970
Pemex Project Funding Master Trust
   7.38%    12/15/14                 585,000       641,089
Pepsi Bottling Holdings Inc.
   5.38%    02/17/04                 335,000       343,520(b)
Petro-Canada
   5.35%    07/15/33                 200,000       192,363
Petroleos Mexicanos
   9.50%    09/15/27                  55,000        69,300
PP&L Capital Funding Inc.
   7.75%    04/15/05                 150,000       163,680
Principal Life Global Funding I
   5.25%    01/15/13                 160,000       169,854
Procter & Gamble - ESOP (Series A)
   9.36%    01/01/21                 105,000       151,501
Procter & Gamble Co.
   4.75%    06/15/07                 415,000       451,050
Progress Energy Inc.
   5.85%    10/30/08                 135,000       149,452
   7.75%    03/01/31                 405,000       489,727
PSI Energy Inc.
   6.65%    06/15/06                 115,000       127,424
Public Service Co. of Colorado
   4.88%    03/01/13                 170,000       176,705(b)
   7.88%    10/01/12                  90,000       113,307
Public Service Electric & Gas
   5.00%    01/01/13                 155,000       164,278
Puget Energy Inc.
   3.36%    06/01/08                 125,000       124,830
Quest Diagnostics
   6.75%    07/12/06                  90,000        99,945
Raytheon Co.
   6.75%    08/15/07                  85,000        97,188
   8.20%    03/01/06                 185,000       212,560
Royal Bank of Scotland Group PLC.
   7.65%    08/31/49                  35,000        44,411
   8.82%    03/31/49                 120,000       134,333
   9.12%    03/31/49                 185,000       238,547
Safeco Corp.
   4.20%    02/01/08                  65,000        67,092
Sara Lee Corp.
   6.13%    11/01/32                  55,000        60,280
SC Johnson & Son Inc.
   5.75%    02/15/33                 110,000       113,010(b)
Shurgard Storage Centers Inc.
   5.88%    03/15/13                 185,000       196,900
Simon Property Group LP
   6.75%    07/15/04                 160,000       167,554

                                   PRINCIPAL
                                      AMOUNT         VALUE

Southtrust Bank NA
   7.00%    11/15/08               $  80,000 $      95,227
Sprint Capital Corp.
   6.13%    11/15/08                 230,000       250,127
   7.63%    01/30/11                 235,000       268,600
   8.38%    03/15/12                 350,000       418,068
Synovus Financial Corp.
   4.88%    02/15/13                 105,000       110,016
The Bear Stearns Cos. Inc.
   5.70%    01/15/07                  90,000        99,461
The Progressive Corp.
   6.25%    12/01/32                 180,000       200,581
Time Warner Cos.
   7.57%    02/01/24                 150,000       169,280
Turner Broadcasting System Inc.
   8.38%    07/01/13                 380,000       468,191
Tyson Foods Inc.
   6.63%    10/01/04                 105,000       109,493
Union Carbide Corp.
   6.79%    06/01/25                  65,000        67,583
Union Pacific Corp.
   5.84%    05/25/04                 130,000       134,520
Union Planters Bank NA
   5.13%    06/15/07                 180,000       195,404
United Dominion Realty Trust Inc.
   6.50%    06/15/09                 140,000       157,702
United Overseas Bank Ltd.
   4.50%    07/02/13                 360,000       357,592(b)
Univision Communications Inc.
   7.85%    07/15/11                 175,000       207,318
Valero Energy Corp.
   6.88%    04/15/12                  25,000        28,340
Verizon Florida Inc.
   6.13%    01/15/13                 160,000       182,268
Verizon Global Funding Corp.
   7.75%    12/01/30                  65,000        82,142
Verizon Maryland Inc.
   5.13%    06/15/33                 350,000       329,167
Verizon Pennsylvania
   5.65%    11/15/11                 630,000       695,837
Wachovia Corp.
   4.95%    11/01/06                 260,000       282,728
Washington Mutual Bank FA
   5.50%    01/15/13                 165,000       179,568
Washington Mutual Inc.
   5.63%    01/15/07                 185,000       203,651
Webster Bank
   5.88%    01/15/13                 160,000       173,313(b)
Wells Fargo & Co.
   5.25%    12/01/07                 420,000       463,878
Wendy's International Inc.
   6.20%    06/15/14                 445,000       510,756
Weyerhaeuser Co.
   5.50%    03/15/05                 230,000       243,535
   6.13%    03/15/07                 345,000       381,340
Wisconsin Energy Corp.
   5.88%    04/01/06                 160,000       175,089

TOTAL CORPORATE NOTES
   (COST $38,752,565)                           41,219,574

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                    INCOME FUND

                             SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
-------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.4%

Bear Stearns Commercial
   Mortgage Securities
   4.83%    08/15/38             $   149,000  $    157,361
Bear Stearns Commercial Mortgage
   Securities (Class A)
   6.02%    02/14/31                 300,000       341,588
Bear Stearns Commercial Mortgage
   Securities (Class B)
   6.20%    02/14/31                  25,000        28,691
Chase Commercial Mortgage
   Securities Corp. (Class A)
   6.03%    11/18/30                  69,551        75,409
   6.39%    11/18/30                 246,000       282,173
Citicorp Mortgage Securities Inc.
   (Class B)
   6.13%    08/25/32                 285,472       293,869
CS First Boston Mortgage Securities
   Corp. (Class A)
   5.11%    09/15/34                 100,000       108,952
   6.13%    04/15/37                 175,000       200,138
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                 561,000       640,369
First Horizon Asset Securities Inc.
   (Class B)
   6.25%    09/25/32                 188,451       192,927
First Union-Lehman Brothers-Bank
   of America (Class A)
   6.56%    11/18/35                 168,000       193,471
Granite Mortgages PLC.
   1.51%    01/20/43               2,000,000     1,999,840(i)
Impac CMB Trust (Class A)
   1.47%    11/25/32                 904,247       906,459(i)
JP Morgan Chase Commercial
   Mortgage Securities Corp.
   6.47%    11/15/35                 100,000       116,376
KSL Resorts (Class A)
   1.69%    05/15/13                 100,000       100,000(b,i)
LB-UBS Commercial Mortgage Trust
   3.04%    03/15/34                 740,000        22,785(b,d)
   6.23%    03/15/26                 130,000       149,030
   7.17%    02/15/37               3,288,780        98,663(b,d)
LB-UBS Commercial Mortgage
   Trust (Class A)
   6.13%    12/15/30                 172,000       196,906
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16                  34,000        39,705(b)
Master Asset Securitization Trust
   6.31%    09/25/32                 148,666       156,235
Morgan Stanley Capital I (Class A)
   7.11%    04/15/33                 383,000       455,897
Morgan Stanley Capital I (Class D)
   7.08%    07/15/30                 159,000       188,287
Morgan Stanley Dean Witter
   Capital I
   1.03%    10/15/35               1,256,000        41,609(b)
   1.10%    04/15/34                 799,000        28,546(b)
   7.20%    10/15/33                 199,000       238,652

                                   PRINCIPAL
                                      AMOUNT         VALUE

Morgan Stanley Dean Witter
   Capital I (Class A)
   5.98%    02/01/31              $  135,395   $   145,201
   6.39%    10/15/35                 150,000       174,366
Morgan Stanley Dean Witter
   Capital I (Class B)
   6.55%    07/15/33                  25,000        29,221
Morgan Stanley Dean Witter
   Capital I (Class X)
   1.59%    02/01/31                 673,260        39,168(b)
Residential Asset Securitization Trust
   1.01%    08/25/30                 181,095         2,752(g)
Salomon Brothers Mortgage
   Securities VII
   7.00%    07/25/24                 482,171       464,700
Wachovia Bank Commercial
   Mortgage Trust
   1.70%    03/15/15                 100,000       100,002(b,i)
Wachovia Bank Commercial
   Mortgage Trust (Class B)
   1.60%    03/15/15                 110,000       110,003(b,i)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $7,954,539)                             8,319,351


MUNICIPALS -- 0.1%

Illinois St.
   5.10%    06/01/33                 300,000       295,011(p)

TOTAL MUNICIPALS
   (COST $300,953)                                 295,011


SOVEREIGN BONDS -- 3.0%

Government of Canada
   International Bond
   5.25%    11/05/08                 210,000       238,571
Government of Mexico
   International Bond
   4.63%    10/08/08                 185,000       188,700
   8.13%    12/30/19                 450,000       520,875
Ontario Electricity Financial Corp.
   7.45%    03/31/13                 403,000       518,492
Province of British Columbia
   4.63%    10/03/06                 205,000       221,576
Province of Manitoba
   4.25%    11/20/06               1,265,000     1,353,675
Province of New Brunswick
   3.50%    10/23/07                 160,000       166,677
Province of Ontario
   3.50%    09/17/07                 160,000       166,660
   5.13%    07/17/12                  25,000        27,700
Province of Quebec
   5.00%    07/17/09               1,640,000     1,802,662
   7.50%    09/15/29                 150,000       200,001
Province of Saskatchewan
   7.38%    07/15/13                 110,000       140,253
   8.00%    02/01/13                  65,000        85,902

---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE

Republic of Finland
   4.75%    03/06/07                $425,000   $   465,404
Republic of Italy
   4.38%    10/25/06                 710,000       763,737
   4.63%    06/15/05                 150,000       159,241

TOTAL SOVEREIGN BONDS
   (COST $6,608,035)                             7,020,126


                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------

U.S. TREASURY NOTE 10 YRS. FUTURE
   (COST $21,198)                     30,000        17,812


TOTAL INVESTMENTS IN SECURITIES
   (COST $252,108,731)                         257,552,812



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 14.0%

--------------------------------------------------------------------------------

GEI Short-Term Investment Fund    34,382,661    34,382,661(j)

TOTAL SHORT-TERM INVESTMENTS
   (COST $34,382,661)                           34,382,661


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (18.9)%                                 (46,393,606)
                                              ------------

NET ASSETS -- 100%                            $245,541,867
                                              ============
* Less than 0.1%



OTHER INFORMATION
--------------------------------------------------------------------------------

The Income Fund had the following written option contracts open at June 30, 2003:

                                         NUMBER
                       EXPIRATION DATE/    OF
PUT OPTIONS              STRIKE PRICE   CONTRACTS     VALUE
--------------------------------------------------------------------------------

U.S. Treasury Note 10 Yrs.
   Future (Written Option
   Premium $31,301)      Aug 03/119.00    (30)      $(31,406)



The Income Fund had the following short futures contracts open at June 30, 2003:

                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL   UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE   APPRECIATION
--------------------------------------------------------------------------------

U.S.Treasury
   Notes 10 yrs
   September 2003    35   $(4,110,313)  $29,964

--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE SIX-MONTHS ENDED JUNE 30, 2003?

A. The Global Income Fund returned 4.98% during the six-months ended June 30, 2003. During the same period, the Salomon World Bond Index returned 7.11% and our Lipper peer group of 217 Global Income annuity funds gained 9.47%.

Q. DISCUSS THE FACTORS THAT MATERIALLY AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. The Fund's underperformance relative to the index during this period resulted primarily from an overweight to U.S. dollar assets, which underperformed as the U.S. dollar weakened against other major currencies. A shorter portfolio duration also contributed to underperformance.

    The major economies around the world experienced sluggish growth in the first half of 2003. U.S. Gross Domestic Product posted a 1.4% growth rate in the first quarter, with second quarter growth not expected to be much higher than 2%. The war with Iraq dampened confidence in the U.S. Business spending has yet to make any significant improvements with excess capacity at such high levels. Euroland growth in the first half was barely positive due to slowing economies in Germany and France. Growth rates in the U.K. have mirrored those in the U.S. After showing some signs of picking up in late 2002 Japan's economy lost some momentum in the first half, mostly due to weaker exports.

    In light of poor economic growth, central banks maintained an easing posture through the first six months of the year. The U.S. Federal Reserve lowered its fed funds target rate 25 basis points to 1.0%, a 45-year low, in June. The European Central Bank lowered its main refinance rate a total of 75 basis points to 2.0%, and the Bank of England reduced its base rate 25 basis points to 3.75%.

    In general, global government interest rates headed lower over the course of the first six months. 10-year yields in the U.S., Germany, Japan and U.K. ended June at 3.52%, 3.80%, 0.85% and 4.17%, down 30, 40, 5 and 20 basis points respectively. Corporate bond spreads, particularly in the U.S., narrowed significantly versus Treasuries. Slow growth and a widening current account deficit drove the U.S. dollar lower relative to most foreign currencies. In particular, the U.S. dollar lost nearly 10% in value versus the Euro. After falling to a low of 1.19 EUR in May, the dollar rebounded a bit by quarter end. The Japanese Yen kept pace with the U.S. dollar; however, it lost value versus the Euro.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. We see continuing slow growth ahead in the U.S. at least for the next few quarters. Excess capacity will keep business spending moderate until demand improves, but consumer spending will continue to support the U.S. economy. No small feat from consumers facing rising unemployment and carrying heavy debt loads. The Fed has been almost explicit in their fear of deflation and intention to keep short rates low for the foreseeable future to stimulate growth. We see no reason to believe otherwise. Until U.S. growth picks up, we do not see much potential for better growth in the other major economies. We believe the Euro will continue to strengthen versus the U.S. dollar, which will serve to dampen Euroland exports. A weaker dollar is also putting pressure on Japanese exports, the main driver of that country's economy. Given an outlook for lackluster growth in the near-term, we believe interest rates will continue to decline, with the spread between Euro rates and those in the U.S. narrowing.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------
                                                                     (unaudited)

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOW]

                           Global Income Fund              Salomon World Bond
5/1/97                           10,000                          10,000
06/97                            10,190                          10,394
12/97                            10,341                          10,548
06/98                            10,729                          10,843
12/98                            11,720                          12,163
06/99                            10,874                          11,290
12/99                            10,841                          11,644
06/00                            10,717                          11,647
12/00                            10,767                          11,829
6/01                             10,314                          11,289
12/01                            10,586                          11,712
6/02                             11,526                          12,866
12/02                            12,347                          13,995
6/03                             12,962                          14,989



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------


                             SIX        ONE        FIVE     SINCE
                           MONTHS      YEAR        YEAR   INCEPTION
--------------------------------------------------------------------------------
Global Income Fund          4.98%     12.46%      3.85%       4.30%
--------------------------------------------------------------------------------
Salomon World Bond          7.11%     16.51%      6.69%       6.78%
--------------------------------------------------------------------------------
Lipper peer group average*  9.47%     18.14%      5.66%         N/A
--------------------------------------------------------------------------------
Inception date              5/1/97
--------------------------------------------------------------------------------


            Global Income Fund (ending value $12,962)
            Salomon World Bond (ending value $14,989)


INVESTMENT PROFILE

A fund designed for investors who seek high return, emphasizing current income and, to a lesser extent, capital appreciation by investing primarily in a combination of foreign and domestic debt securities, with an emphasis in foreign debt securities.



CURRENCY EXPOSURE
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $19,185 (in thousands)


[CURRENCY EXPOSURE PIE CHART OMITTED, PLOT POINTS FOLLOW]

U.S. Dollars 43.7%
Euro 33.8%
Japanese Yen 16.4%
Pound Sterling 3.2%
Canadian Dollars 2.1%
Other 0.8%


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $19,185 (in thousands)


[PORTFOLIO COMPOSITION PIE CHART OMITTED, PLOT POINTS FOLLOW]

Europe 37.7%
United States 36.8%
Japan 16.5%
Short-Term 6.9%
Other regions 2.1%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GLOBAL INCOME PEER GROUP CONSISTING OF 217, 218 AND 163 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                             GLOBAL INCOME FUND

                             SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
-------------------------------------------------------------------------------

                               GLOBAL INCOME FUND

                                   PRINCIPAL
                                      AMOUNT         VALUE

BONDS AND NOTES -- 90.4%
--------------------------------------------------------------------------------

AUSTRIA -- 1.3%

Government of Austria
   International Bond
   4.00%    07/15/09         EUR    $219,000  $    261,834(h)

BELGIUM -- 1.3%

Government of Belgium Bond
   5.00%    09/28/11         EUR      40,000        50,401(h)
   5.50%    09/28/17         EUR     155,000       201,521(h)
                                                   251,922

CANADA -- 2.0%

Government of Canada
   Government Bond
   5.75%    06/01/33         CAD      72,000        58,466
   6.00%    06/01/11         CAD     415,000       338,973
                                                   397,439

FINLAND -- 0.6%

Government of Finland Bond
   5.38%    07/04/13         EUR      93,000       120,050(h)

FRANCE -- 2.3%

Government of France Bond OAT
   5.50%    10/25/07 -
            04/25/10         EUR     349,000       447,654(h)

GERMANY -- 22.7%

Bundesobligation
   3.25%    02/17/04         EUR     525,000       607,521(h)
   4.00%    02/16/07         EUR     284,000       340,347(h)
   5.00%    02/17/06         EUR     173,000       211,472(h)
Bundesschatzanweisungen
   4.00%    06/25/04         EUR     400,000       468,234(h)
Deutsche Bundesrepublik
   4.13%    07/04/08         EUR      50,000        60,369(h)
   5.00%    01/04/12         EUR     725,000       911,580(h)
   5.50%    01/04/31         EUR      65,000        83,235(h)
   6.00%    01/04/07         EUR     270,000       343,857(h)


                                   PRINCIPAL
                                      AMOUNT         VALUE

   6.25%    01/04/30         EUR    $547,000 $     769,920(h)
   6.75%    07/15/04         EUR     500,000       601,782(h)
KFW - Kreditanstalt fuer
   Wiederaufbau
   5.25%    07/04/12         EUR      72,000        91,454(h)
                                                 4,489,771

GREECE -- 1.8%

Hellinic Republic
   Government Bond
   5.25%    05/18/12         EUR     107,000       135,755(h)
   6.00%    02/19/06         EUR     172,000       215,453(h)
                                                   351,208

ITALY -- 2.0%

Italy Buoni Poliennali
   Del Tesoro
   4.00%    07/15/04         EUR     213,000       249,628(h)
   6.75%    02/01/07         EUR     117,000       152,874(h)
                                                   402,502

JAPAN -- 16.0%

Government of Japan
   0.13%    03/20/06         JPY  32,500,000       273,344(d)
   0.21%    12/20/06         JPY  28,500,000       239,703(d)
   0.24%    03/20/07         JPY  62,500,000       525,541(d)
   0.32%    09/20/07         JPY  31,600,000       263,004(d)
   0.42%    12/22/08         JPY  65,000,000       555,466(d)
   1.10%    12/20/05         JPY  65,000,000       554,543
   1.30%    09/20/12         JPY  35,400,000       308,159
   1.80%    12/20/10         JPY  48,400,000       437,498
                                                 3,157,258

SPAIN -- 0.8%

Government of Spain Bond
   4.50%    07/30/04         EUR     129,000       152,086(h)

SWEDEN -- 0.8%

Government of Sweden Bond
   6.00%    02/09/05         SEK   1,200,000       156,968(h)

UNITED KINGDOM -- 3.1%

United Kingdom Gilt
   6.00%    12/07/28         GBP     102,000       205,739
   7.75%    09/08/06         GBP      96,000       177,820
   8.50%    12/07/05         GBP     120,000       221,069
                                                   604,628

-----------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT         VALUE

UNITED STATES -- 35.7%

U.S. Treasury Bonds
   5.25%    02/15/29         USD  $1,283,000   $ 1,397,405(h)
   5.38%    02/15/31         USD     350,000       394,296(h)
U.S. Treasury Notes
   1.63%    01/31/05         USD   3,000,000     3,020,880(h)
   3.25%    08/15/07         USD     275,000       287,015(h)
   3.50%    11/15/06         USD     700,000       737,996(h)
   4.38%    05/15/07 -
            08/15/12         USD     725,000       785,687(h)
   6.50%    05/15/05         USD     400,000       438,751(h)
                                                 7,062,030

TOTAL INVESTMENTS IN SECURITIES
   (COST $15,703,005)                           17,855,350



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.7%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $1,329,783)         USD   1,329,783     1,329,783(j)


OTHER ASSETS AND LIABILITIES,
   NET 2.9%                                        565,330
                                               -----------

NET ASSETS -- 100%                             $19,750,463
                                               ===========

----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARKS AND LIPPER PEER GROUP DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2003?

A. The Total Return Fund returned 9.54% for the six-month period ending June 30, 2003. During the same period, the Fund's broad based benchmarks, the Standard and Poor's 500 Composite Price Index and the Lehman Brothers Aggregate Bond Index returned 11.78% and 3.93%, respectively. The Fund outpaced its Lipper peer group of 733 Flexible funds, which returned 8.96%.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE DURING THE PAST SIX
    MONTHS?

A. The U.S. equity portion of the Fund underperformed the S&P 500 Index for the period. The Information Technology and Healthcare sectors detracted the most from our performance. In Information Technology our holdings were up 10%, compared to a sector return of 18%. Weakness in payroll processing and trading volumes, as well as reduced float due to lower interest rates, negatively impacted Automatic Data Processing (-13%). Also weak in the sector were Concord EFS (-6%), Intuit (-5%), and Microsoft (-0.5%). In Healthcare our holdings were up 8% compared to the sector's return of 11%. Our holdings in this sector included Apogent (-4%), Johnson & Johnson (-4%), and Lincare (0%). The primary driver of outperformance year-to-date was the Consumer Discretionary sector. Our holdings in the sector were up 27% versus the benchmark up 17%. Our long term holding in Comcast (+28%) helped our return, as the integration of the recently acquired ATT Broadband properties has proceeded better than expected. EBay (+53%), Home Depot (+39%), Carnival Cruise Lines (+31%), and Liberty Media (+29%) also contributed positively to performance. Despite the volatile environment, our core strategy remains the same. We will maintain our focus on fundamental research and bottom-up stock selection. We believe the aggregate portfolio remains well positioned for good relative performance in this environment and that our philosophy will continue to seek long-term outperformance.

    The fixed income portion of the Fund provided solid returns. Interest rates were driven lower during the first six months of 2003 by soft economic fundamentals, war with Iraq, and comments from the Federal Reserve expressing concern for the possibility of an "unwelcome" fall in inflation. In early June the 10-year Treasury note yield hit a 45-year low of 3.07%. When the Fed lowered its federal funds rate target by 25 basis points to 1.0% later in June, bond investors concluded that economic growth was poised to turn and that deflation was less likely. Treasury rates backed up aggressively, and the 10-year note finished the six months yielding 3.51%. Credit sensitive sectors performed the best during this period. A healthy pace of corporate new issuance met strong investor demand looking to gain an income advantage over low-yielding Treasuries. The utility sector outperformed other credit sectors after trailing in 2002. Lower quality securities outpaced higher rated issues. Securitized sectors performed well versus duration-adjusted Treasuries, predominantly in commercial mortgage-backed securities. Residential MBS yield spreads were quite volatile during the period, as refinancing activity followed the ups and downs of Treasury yields. With the low in 10-year yields in June, thirty-year mortgage rates hit a record low and the Mortgage Bankers' Association Refinance Index hit a new high.

    The bear market of the last few quarters continued unabated in the first quarter, as the weak global economy competed with war in Iraq and an outbreak of SARS for the headlines. In Q2, however, the geopolitical environment improved, SARS abated, and, although the global economy remained weak, positive evidence that Governments would continue with monetary and fiscal stimulus lifted sentiment. Europe's main economies, France, and especially Germany, remained weak, prompting the ECB to cut rates twice during the period. Also, in a move that followed the French example of late 2002, Germany announced plans to cut income taxes in a bid to stimulate the economy. In the UK, the robust consumer-driven recovery started to run out of steam and, in the face of weakening GDP forecasts, the BoE cut rates in February. Japan continued to struggle economically and its market performance reflected it. Meanwhile, the developing story of the Middle East and Iraq showed some signs of hope, although the road ahead is still difficult.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PAST SIX MONTHS?

A. As of June 30, 2003, the Fund's asset allocation mix was 44% in U.S. equities, 15% in international equities, 24% in fixed income securities, and 17% in cash and cash equivalents. We continue to model the portfolio allocation consistent with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have not changed during the period and the current weightings are in line with the Committee's investment policy.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                                                     (unaudited)

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOW]

               Total Return Fund      S&P 500     LB Aggregate
06/93               10,000             10,000        10,000
12/93               10,461             10,496        10,266
12/94               10,724             10,634         9,965
12/95               13,733             14,620        11,806
12/96               15,188             18,003        12,232
12/97               17,919             23,997        13,415
12/98               20,983             30,881        14,578
12/99               23,764             37,386        14,458
12/00               24,939             33,950        16,140
12/01               24,220             29,910        17,501
12/02               21,966             23,299        19,299
6/03                24,062             26,045        20,056



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------


                               SIX       ONE     FIVE      TEN
                             MONTHS     YEAR     YEAR     YEAR
--------------------------------------------------------------------------------
Total Return Fund              9.54%    4.46%    3.88%    9.18%
--------------------------------------------------------------------------------
S&P 500                       11.78%    0.26%   -1.61%   10.04%
--------------------------------------------------------------------------------
LB Aggregate                   3.93%   10.40%    7.55%    7.21%
--------------------------------------------------------------------------------
Lipper peer group average*     8.96%    3.70%    0.39%    6.54%
--------------------------------------------------------------------------------
Inception date                7/1/85
--------------------------------------------------------------------------------

            Total Return Fund (ending value $24,062)
            S&P 500 (ending value $26,045)
            LB Aggregate (ending value $20,056)


INVESTMENT PROFILE

A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in a combination of equity and investment grade debt securities.


TOP TEN HOLDINGS
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------
  Citigroup Inc.                                         2.90%
--------------------------------------------------------------------------------
  First Data Corp.                                       2.55%
--------------------------------------------------------------------------------
  Liberty Media Corp.                                    2.16%
--------------------------------------------------------------------------------
  Pfizer Inc.                                            1.85%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.                       1.77%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                   1.75%
--------------------------------------------------------------------------------
  Vodafone Group PLC. ADR                                1.43%
--------------------------------------------------------------------------------
  Comcast Corp. (Class A Special)                        1.42%
--------------------------------------------------------------------------------
  Wyeth                                                  1.37%
--------------------------------------------------------------------------------
  Johnson & Johnson                                      1.33%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $152,625 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOW]

Domestic Equity 44.4%
Bonds and Notes 24.3%
Short Term & Other 16.6%
Foreign Equity  14.7%


  * LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE FLEXIBLE PEER GROUP CONSISTING OF 733, 739, 552 AND 177 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

    SEE NOTES TO PERFORMANCE.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               TOTAL RETURN FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                TOTAL RETURN FUND

                                      NUMBER
                                   OF SHARES         VALUE

DOMESTIC EQUITY -- 50.0%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 8.7%

Carnival Corp.                        61,391 $   1,995,821(l)
Catalina Marketing Corp.              43,953       775,770(a,l)
Comcast Corp. (Class A Special)       75,375     2,173,061(a,l)
eBay Inc.                              2,906       302,747(a)
Home Depot Inc.                       58,485     1,937,023
InterActiveCorp.                       3,814       150,920(a)
Liberty Media Corp.                  284,787     3,292,138(a)
Omnicom Group                          3,451       247,437(l)
Target Corp.                           7,991       302,379
UnitedGlobalCom Inc. (Class A)         5,087        26,300(a,l)
Viacom Inc. (Class B)                 14,414       629,315(a,l)
                                                11,832,911

CONSUMER - STAPLES -- 1.8%

Altria Group Inc.                      7,809       354,841
Colgate-Palmolive Co.                  6,168       357,436
PepsiCo Inc.                          23,288     1,036,316
The Gillette Co.                      20,887       665,460
                                                 2,414,053

ENERGY -- 2.5%

Anadarko Petroleum Corp.              10,896       484,545
Baker Hughes Inc.                     21,795       731,658(l)
Exxon Mobil Corp.                     23,538       845,250
Nabors Industries Ltd.                12,169       481,284(a,l)
Schlumberger Ltd.                     18,344       872,624
                                                 3,415,361

FINANCIALS -- 11.0%

AFLAC Inc.                            15,257       469,153
Alleghany Corp.                          325        62,075(a)
American Express Co.                  24,675     1,031,662(h)
American International Group          31,105     1,716,374(h)
Bank One Corp.                        17,617       655,000(h)
Berkshire Hathaway Inc.
   (Class B)                             447     1,086,210(a)
Citigroup Inc.                       103,388     4,425,006
Federal National Mortgage Assoc.      40,073     2,702,523
Marsh & McLennan Cos. Inc.            26,517     1,354,223
SLM Corp.                              4,359       170,742
State Street Corp.                    31,604     1,245,198(e)
                                                14,918,166

HEALTHCARE -- 11.2%

Abbott Laboratories                   30,513     1,335,249
Apogent Technologies Inc.             15,257       305,140(a,l)


                                      NUMBER
                                   OF SHARES         VALUE

Cardinal Health Inc.                  41,592  $  2,674,366(h)
DENTSPLY International Inc.           19,979       817,141
IMS Health Inc.                       13,440       241,786
Johnson & Johnson                     39,343     2,034,033
Lincare Holdings Inc.                 54,487     1,716,885(a,l)
Merck & Co. Inc.                      15,256       923,751
Pfizer Inc.                           82,458     2,815,941
Sybron Dental Specialties Inc.         2,675        63,130(a,l)
WebMD Corp.                           10,534       114,083(a,l)
Wyeth                                 45,771     2,084,869
                                                15,126,374

INDUSTRIALS -- 4.4%

Certegy Inc.                          34,690       962,648(a)
Danaher Corp.                          4,389       298,671(l)
Dover Corp.                           57,030     1,708,619
Equifax Inc.                          41,228     1,071,928(l)
3M Co.                                 3,291       424,473
Tyco International Ltd.                5,409       102,663(l)
United Technologies Corp.              5,096       360,950
Waste Management Inc.                 43,590     1,050,083
                                                 5,980,035

INFORMATION TECHNOLOGY -- 10.3%

Applied Materials Inc.                31,965       506,965(a)
Automatic Data Processing             34,327     1,162,312
Cisco Systems Inc.                    56,303       939,697(a)
Concord EFS Inc.                      17,072       251,300(a,l)
Dell Computer Corp.                   30,876       986,797(a)
First Data Corp.                      94,082     3,898,758(l)
Intel Corp.                           51,944     1,079,604
Intuit Inc.                           31,966     1,423,446(a)
Microsoft Corp.                       67,564     1,730,314
Molex Inc. (Class A)                  69,744     1,616,596
Paychex Inc.                           5,994       175,684
Yahoo! Inc.                            6,902       226,110(a)
                                                13,997,583

EXCHANGE TRADED FUND -- 0.1%

SPDR Trust Series 1                      494        48,575

TOTAL DOMESTIC EQUITY
   (COST $62,919,657)                           67,733,058


--------------------------------------------------------------------------------
FOREIGN EQUITY -- 16.5%
--------------------------------------------------------------------------------


CONSUMER - DISCRETIONARY -- 2.3%

Accor S.A.                             6,871      $248,545
Autoliv Inc. SDR                       3,243        87,304
Bayerische Motoren Werke AG            4,273       164,381
Compass Group PLC.                    58,261       314,135
Grupo Televisa S.A. ADR                2,765        95,393(l)
Honda Motor Co. Ltd.                   6,400       242,515

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE


Kingfisher PLC.                       47,708 $     218,266
Koninklijke Philips
   Electronics N.V.                   13,816       262,734
Lagardere S.C.A. (Regd.)               7,145       310,558
Mediaset SpA                           7,864        66,556(l)
Michelin (C.G.D.E.) (Regd.)            1,653        64,540
Nissan Motor Co. Ltd.                 32,700       312,635
Reed Elsevier PLC.                    42,359       352,464
Sharp Corp.                           18,000       231,006
Sony Corp.                             4,900       137,931
                                                 3,108,963

CONSUMER - STAPLES -- 1.1%

Carrefour S.A.                        10,200       499,918
Diageo PLC.                            3,454        36,877
Nestle S.A. (Regd.)                    2,068       426,714
SABMiller PLC.                         9,879        66,145
Tesco PLC.                            81,258       293,988
Wal-Mart de Mexico SA
   de CV (Series V)                   40,450       119,557
Woolworths Ltd.                       12,903       108,341
                                                 1,551,540

ENERGY -- 1.5%

China Petroleum &
   Chemical Corp.                  1,444,000       344,420
ENI-Ente Nazionale
   Idrocarburi SpA                    27,067       409,355(l)
LUKOIL ADR                             1,635       129,329
Petro-Canada                           7,757       308,054
Royal Dutch Petroleum Co.              4,332       201,075
Statoil ASA                            5,948        50,676
Total S.A.                             4,210       636,227
                                                 2,079,136

FINANCIAL -- 3.1%

Aegon N.V.                            11,880       118,962
Aiful Corp.                            1,600        68,224
Aviva PLC.                             6,313        43,831
AXA                                   10,483       162,635
Banca Intesa SpA                     101,612       324,971
Banco Santander Central
   Hispano S.A. (Regd.)               26,819       234,986
Bank of Ireland                       28,327       341,883
Bank of Nova Scotia                    1,076        47,594
BNP Paribas                            9,670       491,376(l)
Credit Suisse Group (Regd.)           15,077       396,807
Deutsche Bank AG (Regd.)                 381        24,711(l)
Deutsche Boerse AG                     3,010       159,450
ING Groep N.V.                        20,344       353,467
Kookmin Bank                           2,201        66,334
Muenchener Rueckversicherungs
   AG (Regd.)                          1,974       201,250(l)
Riunione Adriatica di
   Sicurta SpA                        21,267       322,614

                                      NUMBER
                                   OF SHARES         VALUE

Royal Bank of Scotland
   Group PLC.                         12,010 $     336,911
Sampo Oyj                             23,109       169,573
Skandinaviska Enskilda
   Banken AB                          10,362       105,498
Svenska Handelsbanken                 16,044       262,558
                                                 4,233,635

HEALTHCARE -- 1.4%

Altana AG                              1,964       123,909(l)
Aventis S.A.                             347        19,091
Chugai Pharmaceutical Co. Ltd.        10,100       114,732
GlaxoSmithKline PLC.                  17,978       362,820
Novartis AG (Regd.)                   10,942       432,979
Schering AG                            4,270       208,789
Smith & Nephew PLC.                   53,961       310,095
Terumo Corp.                           8,200       136,240
Teva Pharmaceutical
   Industries ADR                      4,131       235,178
                                                 1,943,833

INDUSTRIALS -- 1.6%

Asahi Glass Co. Ltd.                  31,000       192,338
Assa Abloy AB                         25,277       244,720
Brambles Industries PLC.              82,485       223,225
Canadian Pacific Railway Ltd.          7,780       173,551
Capita Group PLC.                     14,149        52,766
Cie de Saint-Gobain                    3,372       132,702(l)
Empresa Brasileira de
   Aeronautica S.A. ADR               12,043       230,021(l,h)
Grupo Ferrovial S.A.                   5,015       136,200
Johnson Electric Holdings Ltd.        98,000       121,901
Komatsu Ltd.                          64,000       245,180
Secom Co. Ltd.                         1,500        43,973
Smiths Group PLC.                     20,729       240,468
Vinci S.A.                             2,413       162,794(l)
                                                 2,199,839

INFORMATION TECHNOLOGY -- 1.0%

Canon Inc.                             7,000       321,216
Hoya Corp.                             2,000       137,747
Murata Manufacturing Co. Ltd.          2,200        86,479
Nokia Oyj                              2,652        43,671
Samsung Electronics Co. Ltd.             920       273,420
Taiwan Semiconductor
   Manufacturing Co. Ltd.            278,300       458,339(a)
                                                 1,320,872

MATERIALS -- 1.3%

Aracruz Celulose S.A. ADR              3,954        83,271
Arcelor                               14,364       167,258
BASF AG                                1,151        49,169
BHP Billiton PLC.                     64,277       338,353
Cia Vale do Rio Doce ADR               4,779       138,821(l)
CRH PLC.                              16,187       254,846

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE


POSCO                                  1,700 $     176,476
POSCO ADR                              1,168        30,590(l)
Rio Tinto PLC. (Regd.)                 2,927        55,062
Stora Enso Oyj                        25,120       280,677
Syngenta AG (Regd.)                    3,262       163,515
                                                 1,738,038

TELECOMMUNICATION SERVICES -- 2.5%

Telecom Italia SpA                    36,932       202,300(l)
Telefonica S.A.                       30,325       352,068(a)
Telefonica S.A. ADR                      323        11,166
Vodafone Group PLC.                  296,544       579,870
Vodafone Group PLC. ADR              110,791     2,177,043
                                                 3,322,447

UTILITIES -- 0.7%

E.ON AG                                5,366       275,875(l)
Huaneng Power
   International Inc.                172,000       196,303
National Grid Transco PLC.            40,423       274,153
Veolia Environnement                   8,701       178,853(l)
                                                   925,184

TOTAL FOREIGN EQUITY
   (COST $22,506,457)                           22,423,487



                                    PRINCIPAL
                                       AMOUNT       VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 27.3%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 6.9%

U.S. Treasury Bonds
   5.38%    02/15/31              $1,369,000     1,542,261
   6.88%    08/15/25                  85,000       112,076(h)
   7.25%    05/15/16                  65,000        86,457(h)
   8.13%    08/15/19 - 08/15/21    1,070,000     1,558,288(h)
                                                 3,299,082
U.S. Treasury Notes
   1.63%    04/30/05               1,060,000     1,067,038
   2.00%    05/15/06               1,875,000     1,895,212
   2.63%    05/15/08               1,005,000     1,014,266
   3.00%    02/15/08                 685,000       704,954
   3.63%    05/15/13               1,120,000     1,128,926
   6.00%    08/15/09                  45,000        53,084
   6.50%    02/15/10                 105,000       127,414(h)
                                                 5,990,894

TOTAL U.S. TREASURIES
   (COST $9,138,812)                             9,289,976


FEDERAL AGENCIES -- 2.9%

Federal Home Loan Bank
   2.50%    12/15/05                 695,000       709,630


                                   PRINCIPAL
                                      AMOUNT         VALUE

Federal Home Loan Mortgage Corp.
   2.38%    04/15/06             $   110,000   $   111,767
   2.85%    01/24/06                 180,000       180,201
   4.88%    03/15/07                 165,000       180,840
   5.00%    07/30/09                 135,000       139,797
   5.25%    01/15/06                 720,000       783,259
                                                 1,395,864
Federal National Mortgage Assoc.
   3.25%    01/15/08                 135,000       139,330
   4.00%    11/17/06                 140,000       141,400
   5.00%    01/20/07 - 05/14/07      785,000       806,976
   5.25%    03/22/07 - 08/01/12      705,000       745,166(h)
   7.13%    01/15/30                 120,000       156,200
                                                 1,989,072

TOTAL FEDERAL AGENCIES
   (COST $3,964,823)                             4,094,566


AGENCY MORTGAGE BACKED -- 7.8%

Federal Home Loan Mortgage Corp.
   5.00%    04/01/13                  99,323       103,669
   6.00%    04/01/29 - 01/01/31      259,702       268,963
   6.50%    01/01/27 - 03/01/30       72,614        75,440
   7.00%    10/01/25 - 09/01/32       29,784        31,233
   7.50%    11/01/09 - 12/01/30      283,002       300,754
   8.00%    01/01/30 - 11/01/30       69,756        75,030
   9.00%    10/01/25                   3,404         3,785
                                                   858,874
Federal National Mortgage Assoc.
   5.50%    04/01/14 - 06/01/33      319,390       332,390
   6.00%    08/01/14 - 06/01/33      482,886       501,902
   6.50%    06/01/17 - 06/01/33      409,380       427,891
   7.00%    04/01/17 - 05/01/33      501,050       528,301
   7.50%    12/01/09 - 03/01/33    1,252,768     1,331,844
   8.00%    12/01/11 - 01/01/33      332,635       357,686
   8.50%    04/01/30 - 11/01/31      161,358       173,103
   9.00%    06/01/09 - 12/01/22      127,642       140,735
                                                 3,793,852
Federal National Mortgage Assoc.
   4.50%    TBA                    1,065,000     1,086,300(c)
   5.00%    TBA                    1,505,000     1,531,352(c)
   5.50%    TBA                    1,000,000     1,030,312(c)
   6.00%    TBA                      800,000       834,500(c)
                                                 4,482,464
Government National Mortgage Assoc.
   6.50%    04/15/24 - 04/15/32       57,659        60,658
   7.00%    03/15/12                 169,535       182,115
   7.50%    03/15/27 - 09/15/31      602,348       650,515
   8.00%    03/15/30 - 06/15/30       52,787        56,599
   9.00%    11/15/16 - 12/15/21       75,520        84,200
                                                 1,034,087
Government National
   Mortgage Assoc.
   5.00%    TBA                      400,000       408,000(c)

TOTAL AGENCY MORTGAGE BACKED
   (COST $10,432,206)                           10,577,277



-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%

Federal Home Loan Mortgage Corp.
   4.30%    08/01/27            $      4,855 $       4,493(d,f)
   5.00%    07/15/14                  94,836         6,224(g)
   6.18%    05/25/43                 303,409        36,314(g,i)
   6.60%    02/15/22                  55,259        55,466
   7.00%    02/15/31                 150,000       156,492
   7.50%    01/15/16 - 07/15/27       55,117        34,926(g)
   7.75%    03/15/22                  56,958        61,268
   8.00%    02/01/23 - 07/01/24       21,260         3,236(g)
   17.94%   05/15/31                  41,000        50,475(i)
                                                   408,894
Federal Home Loan Mortgage
   Corp. (Series T)
   6.78%    05/25/43                 157,893        22,352(g,i)

Federal National Mortgage Assoc.
   6.57%    05/25/42 - 09/25/42    1,734,427       227,164(g,i)
   6.62%    04/25/17 - 10/25/17      407,792        49,334(g,i)
   6.67%    08/25/16                 204,835        22,655(g,i)
   8.00%    07/25/14                 130,573       140,366
   12.95%   12/25/17                 207,741       233,157(i)
   16.72%   03/25/17                 230,833       261,592(i)
   18.37%   04/25/32                  38,890        45,277(i)
                                                   979,545
Federal National Mortgage
   Assoc. (Class A)
   7.50%    11/25/31                 116,234       129,129

Federal National Mortgage
   Assoc. (Class H)
   6.50%    01/25/23                  18,360        18,360

Federal National Mortgage
   Assoc. REMIC (Class J)
   1080.91% 03/25/22                      91         1,371(g)

Federal National Mortgage
   Assoc. REMIC (Class K)
   1008.00% 05/25/22                      23           438(g)

Federal National Mortgage
   Assoc. STRIPS
   7.50%    11/01/23 - 01/01/24      204,953        29,453(g)
   8.00%    08/01/23 - 07/01/24       43,778         6,963(g)

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,659,250)                             1,596,505


ASSET BACKED -- 2.1%

Bank One Issuance Trust (Class A)
   1.23%    10/15/08                 450,000       450,248(i)
Bank One Issuance Trust (Class C)
   3.76%    08/15/08                  62,000        63,706
BMW Vehicle Owner Trust (Class B)
   2.93%    03/25/09                  28,000        28,745


                                   PRINCIPAL
                                      AMOUNT         VALUE

Chase Credit Card Master
   Trust (Class A)
   1.24%    03/12/08                $100,000   $   100,074(i)
Chase Funding Mortgage Loan
   Asset-Backed Certificates
   2.34%    04/25/24                  26,000        25,735
Citibank Credit Card Issuance Trust
   4.45%    04/07/10                  35,000        36,073
Citibank Credit Card Issuance
   Trust (Class A)
   2.70%    01/15/08                  80,000        81,766
   6.90%    10/15/07                  28,000        31,205
Citibank Credit Card Issuance
   Trust (Class B)
   1.54%    03/07/08                 275,000       275,416(i)
Citibank Credit Card Master
   Trust I (Class A)
   5.88%    03/10/11                  50,000        56,963
Countrywide Asset-Backed Certificates
   1.28%    07/25/31                  60,145        60,236(i)
Countrywide Home Equity Loan
   Trust (Class A)
   1.41%    07/15/27                 292,842       292,675(i)
Discover Card Master Trust I
   (Class A)
   1.36%    09/18/07                 240,000       240,582(i)
Fannie Mae Grantor Trust
   3.95%    12/26/31                  41,000        42,278
Fleet Credit Card Master Trust II
   (Class A)
   2.40%    07/15/08                  37,000        37,544
Ford Credit Auto Owner Trust
   (Class B)
   4.79%    11/15/06                  64,000        67,111
Green Tree Financial Corp.
   (Class A)
   6.90%    04/15/18                   4,552         4,670
Household Private Label
   Credit Card Master Note
   Trust I (Class A)
   1.32%    06/16/08                  32,000        32,008(i)
Mid-State Trust (Class A)
   7.54%    07/01/35                   8,862         9,229
Nissan Auto Receivables Owner
   Trust (Class A)
   2.05%    03/16/09                  28,000        27,755
   2.61%    07/15/08                  54,000        54,919
Peco Energy Transition Trust
   6.52%    12/31/10                  50,000        58,794
Residential Asset Securities
   Corp. (Class A)
   1.29%    07/25/32                 158,997       158,786(i)
   2.66%    11/25/28                  30,000        30,219
Saxon Asset Securities Trust
   (Class A)
   1.44%    12/25/32                 170,627       170,894(i)


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE

Superior Wholesale Inventory
   Financing Trust
   1.27%    01/16/06                $400,000  $    399,988(i)
West Penn Funding LLC Transition
   Bonds (Class A)
   6.81%    09/25/08                  33,000        36,110

TOTAL ASSET BACKED
   (COST $2,857,146)                             2,873,729

CORPORATE NOTES -- 5.0%

Abbott Laboratories
   5.13%    07/01/04                  40,000        41,557
Alabama Power Co.
   5.60%    03/15/33                  35,000        35,692
Amerada Hess Corp.
   7.88%    10/01/29                  30,000        36,541
American Electric Power
   Co. Inc. (Series D)
   5.25%    06/01/15                  50,000        50,312
Anadarko Petroleum Corp.
   5.00%    10/01/12                  40,000        42,184
Anheuser-Busch Cos. Inc.
   6.50%    02/01/43                  60,000        70,691
AOL Time Warner Inc.
   6.88%    05/01/12                  25,000        28,603
Appalachian Power Co.
   4.80%    06/15/05                  50,000        52,714
Appalachian Power Co. (Series G)
   3.60%    05/15/08                  20,000        20,337
Arizona Public Service
   5.63%    05/15/33                  25,000        24,858
AT&T Corp.
   7.80%    11/15/11                  60,000        69,118(o)
AT&T Wireless Services Inc.
   8.13%    05/01/12                  25,000        30,206
Bank of America Corp.
   3.88%    01/15/08                  50,000        52,443
Bank One Corp.
   6.50%    02/01/06                 100,000       111,279
BB&T Corp.
   4.75%    10/01/12                  25,000        26,086
British Telecommunications PLC.
   8.38%    12/15/10                  30,000        37,927(o)
Campbell Soup Co.
   5.50%    03/15/07                  50,000        55,083
Cendant Corp.
   6.25%    01/15/08                  70,000        77,324
Citigroup Inc.
   7.25%    10/01/10                 145,000       175,629
Comcast Corp.
   5.85%    01/15/10                  95,000       104,162
ConAgra Foods Inc.
   7.13%    10/01/26                  40,000        47,790
Conoco Inc.
   5.90%    04/15/04                  70,000        72,407
   6.95%    04/15/29                  30,000        36,171


                                   PRINCIPAL
                                      AMOUNT         VALUE

Countrywide Home Loans Inc.
   1.76%    06/02/06                $400,000  $    401,000(i)
   5.63%    05/15/07                  50,000        55,007
CSX Corp.
   7.25%    05/01/04                  20,000        20,910
DaimlerChrysler N.A. Holding Corp.
   4.05%    06/04/08                  55,000        54,411
Dominion Resources Inc.
   2.80%    02/15/05                  40,000        40,570
   4.13%    02/15/08                  40,000        41,537
Duke Energy Corp.
   4.50%    04/01/10                  30,000        31,003
   5.38%    01/01/09                  45,000        48,901
EOP Operating LP
   7.75%    11/15/07                  50,000        58,714
   6.63%    03/15/12                  90,000       103,584
European Investment Bank
   4.63%    03/01/07                  70,000        76,246
Fidelity National Financial Inc.
   5.25%    03/15/13                  50,000        50,933
Ford Motor Co.
   7.45%    07/16/31                 105,000        95,720
Ford Motor Credit Co.
   7.38%    10/28/09                  15,000        15,687
   7.60%    08/01/05                  90,000        96,075
FPL Group Capital Inc.
   7.38%    06/01/09                  55,000        65,695
Fred Meyer Inc. Holding Co.
   7.38%    03/01/05                  65,000        70,559
General Mills Inc.
   3.88%    11/30/07                  50,000        52,062
   5.13%    02/15/07                  35,000        38,006
General Motors Acceptance Corp.
   4.15%    02/07/05                  65,000        65,695
   5.13%    05/09/08                  70,000        69,262
   6.88%    09/15/11 - 08/28/12       90,000        89,988
   7.14%    12/01/12                  70,000        36,195(d)
Georgia Power Co.
   4.88%    07/15/07                  65,000        70,057
Golden West Financial Corp.
   4.75%    10/01/12                  50,000        52,171
Goldman Sachs Group Inc.
   4.13%    01/15/08                  35,000        36,746
   6.60%    01/15/12                  50,000        58,230
Household Finance Corp.
   3.38%    02/21/06                  30,000        30,900
   6.38%    11/27/12                  60,000        68,407
   6.50%    01/24/06                  50,000        55,439
Hudson United Bank
   7.00%    05/15/12                  80,000        92,725
Hydro Quebec
   8.00%    02/01/13                  40,000        52,750
   8.25%    04/15/26                 100,000       141,392
John Deere Capital Corp.
   4.13%    07/15/05                  65,000        68,109
Kellogg Co.
   7.45%    04/01/31                  45,000        57,149


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE


Keycorp
   4.63%    05/16/05                $120,000  $    126,730
KeySpan Corp.
   5.88%    04/01/33                  25,000        26,692
KFW International Finance
   4.75%    01/24/07                  55,000        59,991
Kraft Foods Inc.
   5.25%    06/01/07                  60,000        64,853
Lehman Brothers Holdings Inc.
   5.88%    11/15/17                  50,000        55,102
Lockheed Martin Corp.
   8.50%    12/01/29                  25,000        34,006
Loral Corp.
   8.38%    06/15/24                  50,000        65,031
Masco Corp.
   5.88%    07/15/12                  20,000        22,167
   6.75%    03/15/06                  55,000        61,463
Morgan Stanley
   4.25%    05/15/10                  30,000        30,881
Murphy Oil Corp.
   7.05%    05/01/29                  45,000        53,752
National Rural Utilities Cooperative
   Finance Corp.
   6.00%    05/15/06                 135,000       149,740
NB Capital Trust IV
   8.25%    04/15/27                 105,000       124,719
Newell Rubbermaid Inc.
   4.63%    12/15/09                  40,000        42,371
Nordic Investment Bank
   2.75%    01/11/06                  85,000        86,951
Norfolk Southern Corp.
   6.00%    04/30/08                  20,000        22,537
Northeast Utilities (Series B)
   3.30%    06/01/08                  30,000        29,874
Ocean Energy Inc.
   4.38%    10/01/07                  50,000        52,983
Pemex Finance Ltd.
   9.03%    02/15/11                  20,000        24,398
Petro-Canada
   5.35%    07/15/33                  25,000        24,045
Petroleos Mexicanos
   9.50%    09/15/27                   5,000         6,300
PP&L Capital Funding Inc.
   7.75%    04/15/05                  25,000        27,280
Procter & Gamble - ESOP (Series A)
   9.36%    01/01/21                  55,000        79,357
Procter & Gamble Co.
   4.75%    06/15/07                  25,000        27,172
Progress Energy Inc.
   5.85%    10/30/08                  50,000        55,353
   7.75%    03/01/31                  65,000        78,598
PSI Energy Inc.
   6.65%    06/15/06                  40,000        44,322
Public Service Electric & Gas
   5.00%    01/01/13                  50,000        52,993
Puget Energy Inc.
   3.36%    06/01/08                  30,000        29,959
Quest Diagnostics
   6.75%    07/12/06                  35,000        38,868


                                   PRINCIPAL
                                      AMOUNT         VALUE

Raytheon Co.
   6.75%    08/15/07                 $25,000 $      28,585
   8.20%    03/01/06                  30,000        34,469
Royal Bank of Scotland Group PLC.
   7.65%    08/31/49                  25,000        31,722
Safeco Corp.
   4.20%    02/01/08                  20,000        20,644
Sara Lee Corp.
   6.13%    11/01/32                  15,000        16,440
Shurgard Storage Centers Inc.
   5.88%    03/15/13                  40,000        42,573
Simon Property Group LP
   6.75%    07/15/04                  50,000        52,361
Southtrust Bank NA
   7.00%    11/15/08                  25,000        29,759
Sprint Capital Corp.
   6.13%    11/15/08                  30,000        32,625
   7.63%    01/30/11                  15,000        17,145
   8.38%    03/15/12                  40,000        47,779
The Bear Stearns Cos. Inc.
   5.70%    01/15/07                  35,000        38,679
The Progressive Corp.
   6.25%    12/01/32                  30,000        33,430
Time Warner Cos.
   7.57%    02/01/24                  20,000        22,571
Turner Broadcasting System Inc.
   8.38%    07/01/13                  50,000        61,604
Tyson Foods Inc.
   6.63%    10/01/04                  30,000        31,284
Union Carbide Corp.
   6.79%    06/01/25                  40,000        41,589
Union Planters Bank NA
   5.13%    06/15/07                  70,000        75,990
United Dominion Realty Trust Inc.
   6.50%    06/15/09                  50,000        56,322
Univision Communications Inc.
   7.85%    07/15/11                  30,000        35,540
Valero Energy Corp.
   6.88%    04/15/12                  70,000        79,351
Verizon Florida Inc.
   6.13%    01/15/13                  50,000        56,959
Verizon Global Funding Corp.
   7.75%    12/01/30                  90,000       113,736
Verizon Maryland Inc.
   5.13%    06/15/33                  40,000        37,619
Wachovia Corp.
   4.95%    11/01/06                  60,000        65,245
Washington Mutual Inc.
   5.63%    01/15/07                  70,000        77,057
Webster Bank
   5.88%    01/15/13                  50,000        54,160(b)
Wells Fargo & Co.
   5.25%    12/01/07                  85,000        93,880
Wendy's International Inc.
   6.20%    06/15/14                  35,000        40,172
Wisconsin Energy Corp.
   5.88%    04/01/06                  50,000        54,715

TOTAL CORPORATE NOTES
   (COST $6,294,314)                             6,783,442



-----------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL
                                      AMOUNT         VALUE

MUNICIPALS -- 0.0%

Illinois St.
   5.10%    06/01/33
   (COST $36,114)                  $  36,000  $     35,401(p)


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%

Bear Stearns Commercial
   Mortgage Securities
   4.83%    08/15/38                  29,000        30,627
Bear Stearns Commercial Mortgage
   Securities (Class A)
   6.02%    02/14/31                  75,000        85,397
Bear Stearns Commercial Mortgage
   Securities (Class B)
   6.20%    02/14/31                  40,000        45,905
Chase Commercial Mortgage
   Securities Corp. (Class A)
   6.03%    11/18/30                  20,395        22,113
Citicorp Mortgage Securities
   Inc. (Class B)
   6.13%    08/25/32                  63,985        65,868
CS First Boston Mortgage Securities
   Corp. (Class A)
   5.11%    09/15/34                  25,000        27,238
   6.13%    04/15/37                  50,000        57,182
First Horizon Asset Securities Inc.
   (Class B)
   6.25%    09/25/32                  39,674        40,616
Impac CMB Trust (Class A)
   1.32%    08/25/32                 218,404       218,230(i)
   1.47%    11/25/32                  90,425        90,646(i)
LB-UBS Commercial Mortgage Trust
   6.23%    03/15/26                  53,000        60,758
Master Asset Securitization Trust
   6.31%    09/25/32                  29,733        31,247
Morgan Stanley Capital I (Class A)
   7.11%    04/15/33                  73,000        86,894
Morgan Stanley Dean Witter
   Capital I
   6.96%    10/15/33                  84,914        95,987
   7.20%    10/15/33                  50,000        59,963
Morgan Stanley Dean Witter
   Capital I (Class B)
   6.55%    07/15/33                  25,000        29,221
Residential Asset Securitization Trust
   1.01%    08/25/30                 110,315         1,676(g)
Salomon Brothers Mortgage
   Securities VII
   7.00%    07/25/24                  76,179        73,918

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,071,118)                             1,123,486



                                   PRINCIPAL
                                      AMOUNT         VALUE
SOVEREIGN BONDS -- 0.6%

Government of Canada
   International Bond
   5.25%    11/05/08                 $30,000 $      34,082
Government of Mexico
   International Bond
   4.63%    10/08/08                  25,000        25,500
   8.13%    12/30/19                  85,000        98,388
Ontario Electricity Financial Corp.
   7.45%    03/31/13                  20,000        25,732
Province of Manitoba
   4.25%    11/20/06                  65,000        69,556
Province of New Brunswick
   3.50%    10/23/07                  50,000        52,087
Province of Ontario
   3.50%    09/17/07                  50,000        52,081
   5.13%    07/17/12                  10,000        11,080
Province of Quebec
   7.50%    09/15/29                  20,000        26,667
Province of Saskatchewan
   7.38%    07/15/13                  30,000        38,251
   8.00%    02/01/13                  20,000        26,431
Region of Lombardy
   5.80%    10/25/32                  25,000        27,849
Republic of Finland
   4.75%    03/06/07                  65,000        71,179
Republic of Italy
   4.38%    10/25/06                 100,000       107,534

TOTAL SOVEREIGN BONDS
   (COST $625,292)                                 666,417


TOTAL BONDS AND NOTES
   (COST $36,079,075)                           37,040,799


                                     NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.3%
--------------------------------------------------------------------------------

GERMANY -- 0.3%

Henkel KGaA                            3,210       198,723(l)
Porsche AG                               338       143,225

TOTAL PREFERRED STOCK
   (COST $322,695)                                 341,948



--------------------------------------------------------------------------------
PURCHASE OPTIONS -- 0.0%*
--------------------------------------------------------------------------------


U.S. TREASURY NOTES - 10 YEAR FUTURES
   (COST $3,533)                       5,000         2,969


TOTAL INVESTMENTS IN SECURITIES
   (COST $121,831,417)                         127,542,261



---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES         VALUE

SHORT-TERM INVESTMENTS -- 18.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund    12,170,993  $ 12,170,993(j)
State Street Navigator Securities
   Lending Prime Portfolio        12,911,312    12,911,312(e,m)

TOTAL SHORT TERM INVESTMENTS
   (COST $25,082,306)                           25,082,305

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (12.6)%                                 (17,039,862)
                                               -----------


NET ASSETS -- 100%                            $135,584,704
                                              ============

* Less than 0.1%



--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Total Return Fund had the following written option contracts open at June 30, 2003:

                                         NUMBER
                       EXPIRATION DATE/    OF
PUT OPTIONS              STRIKE PRICE   CONTRACTS     VALUE
--------------------------------------------------------------------------------

U.S. Treasury Notes - 10 Year
Futures (Written Option
Premium $5,217)          Aug 03/117.00      5       $(5,234)



The Total Return Fund had the following long futures contracts open at June 30, 2003:

                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL   UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE   DEPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index  September 2003     9    $2,189,925   $(21,125)



The Total Return Fund had the following short futures contracts open at June 30, 2003:

                               NUMBER    CURRENT
                 EXPIRATION      OF     NOTIONAL   UNREALIZED
DESCRIPTION         DATE      CONTRACTS   VALUE   APPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury
   10 yr. Futures
   September 2003   4    $(469,750)    $2,465

-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------
                                                                     (unaudited)


CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOW]

                        Money Market Fund         90 Day T-Bill
06/93                        10,000                  10,000
12/93                        10,116                  10,154
12/94                        10,492                  10,597
12/95                        11,116                  11,195
12/96                        11,720                  11,771
12/97                        12,353                  12,382
12/98                        13,003                  12,990
12/99                        13,653                  13,611
12/00                        14,503                  14,430
12/01                        15,080                  14,927
12/02                        15,304                  15,169
6/03                         15,374                  15,251


            Money Market Fund (ending value $15,374)
            90-Day T-Bill (ending value $15,251)



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                  SIX      ONE     FIVE      TEN
                               MONTHS     YEAR     YEAR     YEAR
--------------------------------------------------------------------------------
Money Market Fund               0.46%    1.16%    3.94%    4.39%
--------------------------------------------------------------------------------
90 Day T-Bill                   0.54%    1.29%    3.73%    4.31%
--------------------------------------------------------------------------------
Lipper peer group average*      0.37%    0.98%    3.74%    4.23%
--------------------------------------------------------------------------------
Inception date                 7/1/85
--------------------------------------------------------------------------------


FUND YIELD AT JUNE 30, 2003
--------------------------------------------------------------------------------


                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7-DAY CURRENT                     0.73%+           0.64%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                   0.74%            0.64%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT JUNE 30, 2003.


AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
Q&A

Q. HOW DID THE MONEY MARKET FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2003?

A. The Money Market Fund posted a total return of 0.46% for the period. The 90-day Treasury Bill returned 0.54% and our Lipper peer group of 110 Money Market annuity funds returned 0.37%.

Q.  WHAT WERE THE KEY DRIVERS OF PERFORMANCE?

A. The Fund outperformed its respective peer group, but slightly lagged the 90-day Treasury Bill return for the period. With an inverted curve, 90-day paper outperformed 60-day maturity limits as the market anticipated 50 basis point easing.


---------------

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 110, 108, 86 AND 67 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               MONEY MARKET FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


MONEY MARKET FUND

Market Value of $534,723 (in thousands)

[PIE CHART OMITTED, PLOT POINTS FOLLOW]

Commercial Paper 30.6%
U.S.Governments 29.5%
Certificates of Deposit 22.0%
Time Deposit 9.9%
Repurchase Agreement 4.4%
Floating Rate Notes 3.6%


                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST

SHORT-TERM INVESTMENTS -- 100.3%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 29.5%

Federal Farm Credit Bank
   1.22%    06/16/04            $  1,960,000$    1,942,038(d)

Federal Home Loan Bank
   1.23%    08/22/03              34,402,000    34,345,351(d)
   2.50%    11/14/03              23,980,000    24,099,580
   3.75%    04/15/04              10,620,000    10,822,911
                                                69,267,842
Federal Home Loan
   Mortgage Corp.
   0.95%    10/31/03 - 11/06/03   29,440,000    29,343,975(d)

Federal National
   Mortgage Assoc.
   1.11%    02/06/04              12,600,000    12,515,300(d)
   5.13%    02/13/04              15,240,000    15,600,894
                                                28,116,194
Federal National
   Mortgage Assoc.
   1.23%    07/23/03              21,400,000    21,383,914(d)
   1.24%    07/30/03               5,390,000     5,384,616(d)
   1.49%    10/17/03               2,000,000     1,991,060(d)
                                                28,759,590

TOTAL U.S. GOVERNMENTS
   (COST $157,429,639)                         157,429,639


                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST

COMMERCIAL PAPER -- 30.7%

ABN Amro Bank
   1.05%    08/04/03             $21,080,000 $  21,059,096
Bank One Corp.
   1.20%    08/05/03              23,400,000    23,372,700
Citicorp
   1.23%    07/17/03              22,890,000    22,877,487
Deutsche Bank
   1.19%    09/03/03              22,610,000    22,562,167
Goldman Sachs Group LP
   1.31%    07/01/03              26,300,000    26,300,000
Societie Generale
   1.22%    07/02/03              26,180,000    26,179,113
UBS AG
   1.03%    07/28/03              21,420,000    21,403,453

TOTAL COMMERCIAL PAPER
   (COST $163,754,016)                         163,754,016

FLOATING RATE NOTES -- 3.6%

Chase Manhattan Auto
   Owner Trust (Class A)
   1.20%    01/15/04              13,350,000    13,350,000
Honda Auto Receivables
   Owner Trust (Class A)
   1.23%    01/21/04               6,029,087     6,029,087

TOTAL FLOATING RATE NOTES
   (COST $19,379,087)                           19,379,087

REPURCHASE AGREEMENT -- 4.5%

Bank One Corp.,
   1.23% dated 6/30/03, to be
   repurchased at 23,742,228
   on 7/01/03, collaterized by
   24,454,495 Government
   Agency Bond, zero coupon maturing
   2/25/25 (value $24,454,495)
   (COST $23,740,000)             23,740,000    23,740,000

YANKEE CERTIFICATES OF DEPOSIT -- 22.1%

Bank of Montreal
   1.22%    07/02/03              26,620,000    26,620,000
Bank of Nova Scotia
   1.23%    07/23/03              25,600,000    25,600,000
Dexia Bank
   1.24%    07/07/03              22,580,000    22,580,000
Rabobank Nederland N.V.
   1.03%    07/31/03              21,420,000    21,420,000
Wells Fargo Bank N.A.
   1.04%    08/04/03              21,420,000    21,420,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $117,640,000)                         117,640,000


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               MONEY MARKET FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


                                   PRINCIPAL     AMORTIZED
                                      AMOUNT          COST
TIME DEPOSIT -- 9.9%

BNP Paribas
   1.38%    07/01/03             $26,300,000   $26,300,000
Royal Bank of Canada
   1.30%    07/01/03              26,300,000    26,300,000
State Street Bank
   1.19%    07/01/03                 180,617       180,617(e)

TOTAL TIME DEPOSIT
   (COST $52,780,617)                           52,780,617


TOTAL SHORT-TERM INVESTMENTS
   (COST $534,723,359)                         534,723,359


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.3)%                                   (1,397,086)
                                              ------------


NET ASSETS -- 100%                            $533,326,273
                                              ============

------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTHS ENDING JUNE 30, 2003?

A. The Real Estate Securities Fund had a return of 18.19% for the six-month period ended June 30, 2003. The Wilshire Real Estate Securities Index returned 13.47% and our Lipper peer group of 247 Real Estate annuity funds returned 12.06% for the same period.

Q. DISCUSS THE FACTORS THAT MATERIALLY AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL PERIOD?

A. The Fund's positioning of its focus away from traditional property REITs to the mortgage finance sector provided superior returns, as we significantly outperformed our benchmark index and peer grouping of Real Estate annuity funds in the first half of the year. The Fund outperformed its benchmark by approximately 35% (48% notwithstanding significant holdings in Federal National Mortgage and Freddie Mac). In addition, the Fund had significant holdings in the multi-family sector, which slightly underperformed, but overall the Fund outperformed its benchmark, the Wilshire Real Estate Securities Index.

Q. WHAT DOMESTIC/WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THIS IMPACT YOUR FUND?

A. A favorable low interest rate environment, driven by an accommodative Federal Reserve, allowed mortgage finance stocks to significantly drive earnings and, hence, stock prices up. Of particular note were holdings in Redwood Trust, Istar Financial, Newcastle and Novastar.

Q.  DID THE WEIGHTINGS/ALLOCATION OF THE FUND CHANGE? WHY?

A. The objective of the Fund remains the same. We continue to focus on concentrating our holdings in the multi-family, office, mortgage, industrial, regional mall and finance sectors.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. We look for the nascent recovery in Q2 in the broad market to continue in the second half of 2003. The strengthening of the economic recovery and low interest rates is likely to continue into the first quarter of 2004. The appeal of high yield (REIT) stocks in a low interest rate environment heightened the flow of funds into the real estate sector, with many investors ignoring deteriorating real estate fundamentals. As the economy recovers, and interest rates invariably rise, we will focus our attention on the real estate fundamentals, i.e. rents, occupancy and the like. We believe the retail, industrial, apartment, and mortgage finance sectors are likely to produce outsized returns because of the strong operating fundamentals in these sectors.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
                                                                     (unaudited)

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOW]

                    Real Estate Securities Fund             Wilshire RES
5/1/95                        10,000                           10,000
12/95                         11,700                           11,404
12/96                         15,941                           15,609
12/97                         19,048                           18,699
12/98                         15,679                           15,441
12/99                         15,645                           14,949
12/00                         20,737                           19,511
12/01                         23,191                           21,526
12/02                         22,879                           22,083
6/03                          27,041                           25,059



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------


                                SIX      ONE     FIVE     SINCE
                             MONTHS     YEAR     YEAR   INCEPTION
--------------------------------------------------------------------------------
Real Estate Securities Fund  18.19%    8.66%    8.46%    12.95%
--------------------------------------------------------------------------------
Wilshire RES                 13.47%    2.94%    7.19%    11.91%
--------------------------------------------------------------------------------
Lipper peer group average*   12.06%    1.42%    5.52%       N/A
--------------------------------------------------------------------------------
Inception date               5/1/95
--------------------------------------------------------------------------------

            Real Estate Securities Fund (ending value $27,041)
            Wilshire RES (ending value $25,059)


INVESTMENT PROFILE

A fund designed for investors who seek maximum total return through current income and capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.


TOP TEN HOLDINGS
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------
  Redwood Trust Inc.                                     6.63%
--------------------------------------------------------------------------------
  Glenborough Realty Trust Inc.                          6.07%
--------------------------------------------------------------------------------
  Cendant Corp.                                          5.09%
--------------------------------------------------------------------------------
  Reckson Associates Realty Corp.                        5.05%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.                       5.01%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.                       4.88%
--------------------------------------------------------------------------------
  Simon Property Group Inc.                              4.80%
--------------------------------------------------------------------------------
  Masco Corp.                                            4.44%
--------------------------------------------------------------------------------
  Newcastle Investment Corp.                             4.19%
--------------------------------------------------------------------------------
  Starwood Hotels & Resorts Worldwide Inc. (Class B)     3.53%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2003
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $74,108 (in thousands)


[PIE CHART OMITTED, PLOT POINTS FOLLOW]

Mortgage 19.9%
Apartment 14.6%
Short-Term 12.9%
Office / Industrial 12.0%
Capital Goods 8.7%
Diversified 8.5%
Commercial Services & Supplies 5.1%
Regional Mall 4.8%
Real Estate 3.9%
Hotels Restaurants & Leisure 3.5%
Banks 3.3%
Manufactured Home 2.8%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 247, 254 AND 142 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     REAL ESTATE SECURITIES FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

                           REAL ESTATE SECURITIES FUND

                                      NUMBER
                                   OF SHARES         VALUE

COMMON STOCK -- 88.5%
--------------------------------------------------------------------------------

APARTMENT -- 14.8%

Archstone-Smith Trust                102,147  $  2,451,528
AvalonBay Communities Inc.            31,960     1,362,774
Equity Residential                    96,200     2,496,390
Essex Property Trust Inc.             40,050     2,292,863
Post Properties Inc.                  83,500     2,212,750
                                                10,816,305

BANKS -- 3.3%

Washington Mutual Inc.                58,000     2,395,400

CAPITAL GOODS -- 8.8%

Masco Corp.                          138,000     3,291,300
Newcastle Investment Corp.           158,600     3,105,388
                                                 6,396,688

COMMERCIAL SERVICES & SUPPLIES -- 5.2%

Cendant Corp.                        205,900     3,772,088(a)

DIVERSIFIED -- 8.7%

American Financial Realty Trust       37,500       559,125
Glenborough Realty Trust Inc.        204,050     4,501,617
Northstar Capital Investment Corp.   105,000     1,260,000(b,k)
                                                 6,320,742

HOTELS RESTAURANTS & LEISURE -- 3.6%

Starwood Hotels & Resorts
   Worldwide Inc. (Class B)           91,500     2,615,985

MANUFACTURED HOME -- 2.8%

Manufactured Home
   Communities Inc.                   58,500     2,053,935

MORTGAGE -- 20.2%
Arbor Realty Trust 1 Unit &
   1 Warrant                          18,750     1,406,250(b,k)
Federal Home Loan
   Mortgage Corp.                     71,200     3,614,824
Federal National
   Mortgage Assoc.                    55,000     3,709,200
Novastar Financial Inc.               18,600     1,111,350
Redwood Trust Inc.                   123,100     4,912,921
                                                14,754,545

                                      NUMBER
                                   OF SHARES         VALUE

Equity Office Properties Trust        79,200  $  2,139,192
Prologis                              50,000     1,365,000
Reckson Associates Realty Corp.      169,250     3,740,395
Trizec Properties Inc.               147,300     1,674,801
                                                 8,919,388

REAL ESTATE -- 4.0%

iStar Financial Inc.                  64,260     2,345,490
Maguire Properties Inc.               30,000       577,500(a)
                                                 2,922,990

REGIONAL MALL -- 4.9%

Simon Property Group Inc.             91,100     3,555,633

TOTAL INVESTMENT IN SECURITIES
   (COST $58,489,141)                           64,523,699



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.1%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $9,584,212)               9,584,212     9,584,212(j)


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (1.6)%                                   (1,190,712)
                                               -----------

NET ASSETS -- 100%                             $72,917,199
                                               ===========



--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Real Estate Securities Fund had the following written option contracts open at June 30, 2003.


                                         NUMBER
                       EXPIRATION DATE/    OF
CALL OPTIONS             STRIKE PRICE   CONTRACTS     VALUE
--------------------------------------------------------------------------------
Starwood Hotels & Resorts
   (Written Option
   Premium $296,244)     July 03/25.00    (750)    $(270,000)


---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                 NOTES TO PERFORMANCE  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The performance data related to the shares of the U.S. Equity Fund and the Income Fund, for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. In addition, GE Asset Management waived certain fees for the Money Market Fund prior to fiscal 2002. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), S&P 400/Barra Value Index (S&P Value Index), Russell Mid Cap Value Index (Russell Mid Cap Value), Russell 1000 Value Index (Russell 1000 Value), Russell 2000 Index (Russell 2000), Morgan Stanley Capital International EAFE Index (MSCI
EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), Salomon/Smith Barney World Government Bond Index (Salomon World Bond), and Wilshire Real Estate Securities Index (Wilshire RES) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P Value Index is a capitalization-weighted index that comprises all of the stocks in the S&P MidCap 400 Index that have low price-to-book ratios. The Russell Mid Cap Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Russell 1000 Value and Russell 2000 are market capitalization-weighted composites of common stocks domiciled in the United States and its territories. All Russell indices are subsets of the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, and the Russell 1000 Value measures the performance of those Russell 1000 companies with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. MSCI EAFE is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Salomon World Bond is an unhedged index comprised of government bonds from several countries including the United States. The Wilshire RES is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The GE Investments Mid-Cap Value Equity Fund changed its benchmark index during the year ended December 31, 2002 from the S&P Mid-Cap 400/Barra Value to the Russell MidCap Value Index because the Russell MidCap Value Index affords a more stable and representative universe of issuers and has a higher correlation to the portfolio manager's overall equity research capabilities.

The GE Investments Value Equity Fund changed its benchmark index effective May 1, 2003 from the Russell 1000 Value Index to the S&P 500 Index because the S&P 500 Index is more consistent with the manner in which the Fund is managed and has a higher correlation to the portfolio manager's overall equity research capabilities.

The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 1,209 taxable money market funds.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the average returns of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500, and S&P MidCap 400/BARRA Value are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

                    NOTES TO SCHEDULES OF INVESTMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003 these securities amounted to $626,013; $3,712,553; $54,160 and $2,666,250 or, 1.83%, 1.51%, 0.04% and
    3.66% of net assets for the International Fund, Income Fund, Total Return Fund and Real Estate Fund, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and sub-adviser in case of the S&P 500 Index Fund.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At June 30, 2003, all or a portion of this security was pledged to cover collateral requirements for options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at June 30, 2003.

(j) GE Asset Management, Incorporated ("GEAM"), the Fund's investment adviser, is also the investment adviser of the GEI Short-Term Investment Fund. No advisory fee is charged by GEAM to the GEI Short-Term Investment Fund nor will the Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the GEI Short-Term Investment Fund.

(k) Security has been valued at fair-value determined in good faith under procedures adopted by the Board of Directors of the Funds.

(l) All or a portion of the security is out on loan.

(m) All or a portion of the security purchased with collateral from securities lending.

(n) General Electric Company is the parent company of GEAM, the Fund's investment adviser.

(o) Step coupon bonds. Security becomes interest bearing at a future date.

(p) Taxable municipal bond.

  * Less than 0.01%.



Abbreviations:

ADR        American Depositary Receipt

GDR        Global Depositary Receipt

REGD.      Registered

REIT       Real Estate Investment Trust

REMIC      Real Estate Mortgage Investment Conduit

SDR        Swedish Depositary Receipt

SPDR       Standard & Poor's Depository Receipt

STRIPS     Separate Trading of Registered Interest
           and Principal of Security




Currency Terms:

CAD        Canadian Dollar

EUR        Euro

GBP        British Pound

JPY        Japanese Yen

SEK        Swedish Krona

USD        United States Dollar


                                                                                                             FINANCIAL HIGHLIGHTS
                                                    SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
---------------------------------------------------------------------------------------------------------------------------------

U.S. EQUITY FUND
                                                    6/30/03+     12/31/02      12/31/01      12/31/00     12/31/99    12/31/98
---------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                           --           --             --            --           --       1/3/95
Net asset value, beginning of period                 $25.75        $32.21        $35.56        $37.90        $33.50      $27.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                               0.14          0.24          0.23          0.26          0.22        0.28
   Net realized and unrealized
      gains (losses) on investments                    2.43         (6.45)        (3.24)        (0.59)         6.30        6.23
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         2.57         (6.21)        (3.01)        (0.33)         6.52        6.51
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                               --            0.25          0.22          0.26          0.22        0.28
   Net realized gains                                  --              --          0.12          1.75          1.90        0.61
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    --            0.25          0.34          2.01          2.12        0.89
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $28.32        $25.75        $32.21        $35.56        $37.90      $33.50
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                      9.98%      (19.26)%       (8.47)%       (0.59)%        19.61%      23.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)         $97,373      $102,112      $115,578       $99,423       $72,794     $31,160
   Ratios to average net assets:
      Net investment income*                          0.97%         0.87%         0.78%         0.79%         0.86%       0.95%
      Expenses*                                       0.60%         0.58%         0.58%         0.59%         0.61%       0.69%
   Portfolio turnover rate                              19%           37%           48%           40%           35%         41%

--------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND

                                                    6/30/03+     12/31/02      12/31/01      12/31/00     12/31/99    12/31/98
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                        --           --             --            --           --         4/15/85
Net asset value, beginning of period                 $16.18        $21.19        $24.71        $28.10        $23.71      $19.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                               0.11          0.24          0.22          0.22          0.20        0.21
   Net realized and unrealized
      gains (losses) on investments                    1.76        (4.98)        (3.25)        (2.90)          4.68        5.20
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         1.87        (4.74)        (3.03)        (2.68)          4.88        5.41
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                               --            0.24          0.22          0.22          0.21        0.21
   Net realized gains                                  --            0.03          0.27          0.49          0.28        0.72
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    --            0.27          0.49          0.71          0.49        0.93
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $18.05        $16.18        $21.19        $24.71        $28.10      $23.71
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                     11.56%      (22.37)%      (12.27)%       (9.43)%        20.61%      28.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)        $500,825      $449,173      $650,169      $723,442      $652,144     $326,961
   Ratios to average net assets:
      Net investment income*                          1.37%         1.20%         0.99%         0.87%         1.00%       1.20%
      Expenses*                                       0.40%         0.40%         0.39%         0.39%         0.39%       0.45%
   Portfolio turnover rate                               4%           11%            7%            5%            3%         13%

--------------
See Notes to Financial Highlights and Notes to Financial Statements.



                                                                                                           FINANCIAL HIGHLIGHTS
                                                  SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
-------------------------------------------------------------------------------------------------------------------------------

PREMIER GROWTH EQUITY FUND
                                                    6/30/03+     12/31/02      12/31/01      12/31/00     12/31/99     12/31/98
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --             --            --           --     12/12/97
Net asset value, beginning of period                  $54.74       $69.34        $78.68        $88.65        $67.22      $51.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                0.05         0.03          0.06          0.10          0.08        0.25
   Net realized and unrealized
      gains (losses) on investments                     7.01       (14.60)        (7.24)        (5.03)        24.18       18.43
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          7.06       (14.57)        (7.18)        (4.93)        24.26       18.68
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                               --            0.03          0.07          0.10          0.08        0.24
   Net realized gains                                  --           --             2.09          4.94          2.75        2.70
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    --            0.03          2.16          5.04          2.83        2.94
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $61.80       $54.74        $69.34        $78.68        $88.65      $67.22
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)                                      12.90%     (21.02)%       (9.14)%       (5.23)%        36.26%      36.53%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)         $104,095      $87,569      $104,185       $90,704       $53,720     $19,879
   Ratios to average net assets:
      Net investment income*                           0.18%        0.05%         0.10%         0.15%         0.18%       0.41%
      Net expenses*                                    0.69%        0.67%         0.67%         0.67%         0.68%       0.82%
      Gross expenses*                                  0.69%        0.67%         0.67%         0.68%         0.72%       0.82%
   Portfolio turnover rate                               18%          25%           21%           21%           27%         34%

-------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND

                                                       6/30/03+     12/31/02      12/31/01   12/31/00(B)
-------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                        --            --            --          4/28/00
Net asset value, beginning of period                   $7.36        $9.01         $9.93        $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                0.04         0.07          0.05          0.05
   Net realized and unrealized
      losses on investments                             0.66        (1.65)        (0.92)        (0.07)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LOSS FROM INVESTMENT OPERATIONS                   0.70        (1.58)        (0.87)        (0.02)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                               --            0.07          0.05          0.05
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    --            0.07          0.05          0.05
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $8.06        $7.36         $9.01         $9.93
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                       9.51%     (17.57)%       (8.75)%       (0.21)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $32,434      $24,623       $18,202       $10,182
   Ratios to average net assets:
      Net investment income*                           1.11%        1.01%         0.76%         0.71%
      Expenses*                                        0.75%        0.74%         0.79%         0.84%
   Portfolio turnover rate                               32%          76%          103%           28%

-----------------
See Notes to Financial Highlights and Notes to Financial Statements.



                                                                                                          FINANCIAL HIGHLIGHTS
                                                  SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
-------------------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE EQUITY FUND

                                                    6/30/03+     12/31/02      12/31/01      12/31/00(C)  12/31/99     12/31/98
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --            --            --            --      5/1/97
Net asset value, beginning of period                  $13.30       $15.66        $16.31        $15.78        $13.57      $13.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                0.08         0.12          0.11          0.16          0.12        0.07
   Net realized and unrealized
      gains (losses) on investments                     1.58        (2.28)        (0.06)         1.11          2.21        0.79
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          1.66        (2.16)         0.05          1.27          2.33        0.86
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  --         0.12          0.11          0.16          0.12        0.07
   Net realized gains                                     --         0.08          0.59          0.58         --           0.33
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --         0.20          0.70          0.74          0.12        0.40
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $14.96       $13.30        $15.66        $16.31        $15.78      $13.57
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                      12.48%     (13.76)%         0.33%         8.29%        17.26%       6.69%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)         $193,122     $170,422      $179,044      $117,586       $90,561     $53,643
   Ratios to average net assets:
      Net investment income*                           1.24%        0.82%         0.85%         1.05%         0.94%       0.59%
      Expenses*                                        0.69%        0.68%         0.68%         0.70%         0.71%       0.75%
   Portfolio turnover rate                               14%          37%           42%           95%           30%         14%

-------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE EQUITY FUND

                                                     6/30/03+    12/31/02      12/31/01       12/31/00(B)
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --            --       4/28/00
Net asset value, beginning of period                  $10.27       $12.01        $11.27        $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                0.01         0.03          0.04          0.05
   Net realized and unrealized
      gains (losses) on investments                     0.36        (1.69)         1.08          1.27
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          0.37        (1.66)         1.12          1.32
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  --         0.02          0.04          0.04
   Net realized gains                                     --         0.05          0.34         --
   Return of capital                                      --         0.01         --             0.01
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --         0.08          0.38          0.05
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $10.64       $10.27        $12.01        $11.27
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                       3.60%     (13.86)%         9.97%        13.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $63,538      $52,359       $32,787       $11,393
   Ratios to average net assets:
      Net investment income*                           0.30%        0.34%         0.56%         0.76%
      Expenses*                                        0.86%        0.84%         0.91%         0.99%
   Portfolio turnover rate                               66%         108%          130%          111%

---------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                          FINANCIAL HIGHLIGHTS
                                                  SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND

                                                    6/30/03+     12/31/02      12/31/01      12/31/00     12/31/99     12/31/98
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --            --            --            --      5/1/95
Net asset value, beginning of period                   $6.23        $8.28        $10.61        $14.47        $11.89      $10.68
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                0.08         0.07          0.09          0.09          0.06        0.08
   Net realized and unrealized
      gains (losses) on investments                     0.56        (2.04)        (2.30)        (2.02)         3.50        1.77
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          0.64        (1.97)        (2.21)        (1.93)         3.56        1.85
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  --         0.08          0.08          0.06          0.04        0.07
   Net realized gains                                     --           --          0.04          1.87          0.94        0.57
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --         0.08          0.12          1.93          0.98        0.64
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $6.87        $6.23         $8.28        $10.61        $14.47      $11.89
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                      10.27%     (23.83)%      (20.86)%      (12.72)%        30.33%      17.45%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $34,161      $31,683       $42,119       $52,110       $52,540     $36,952
   Ratios to average net assets:
      Net investment income*                           2.51%        0.88%         0.99%         0.72%         0.51%       0.65%
      Expenses*                                        1.12%        1.09%         1.07%         1.06%         1.08%       1.15%
   Portfolio turnover rate                               23%          42%           42%           49%           51%         60%

-------------------------------------------------------------------------------------------------------------------------------
INCOME FUND

                                                    6/30/03+     12/31/02      12/31/01      12/31/00     12/31/99     12/31/98
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --            --            --            --      1/3/95
Net asset value, beginning of period                  $12.93       $12.26        $11.99        $11.51        $12.34      $12.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                0.19         0.37          0.60          0.74          0.64        0.62
   Net realized and unrealized
      gains (losses) on investments                     0.30         0.84          0.29          0.50         (0.81)       0.34
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          0.49         1.21          0.89          1.24         (0.17)       0.96
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  --         0.38          0.62          0.76          0.64        0.62
   Net realized gains                                     --         0.16            --            --          0.02        0.11
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    --            0.54          0.62          0.76          0.66        0.73
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $13.42       $12.93        $12.26        $11.99        $11.51      $12.34
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                       3.79%        9.89%         7.43%        10.74%       (1.43)%       7.95%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)         $245,542     $220,800      $117,740       $81,578       $68,434     $59,077
   Ratios to average net assets:
      Net investment income*                           3.03%        3.79%         5.39%         6.40%         5.74%       5.54%
      Expenses*                                        0.54%        0.53%         0.55%         0.56%         0.57%       0.64%
   Portfolio turnover rate                              219%         385%          278%          234%          230%        217%

------------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                       FINANCIAL HIGHLIGHTS
                                              SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
-------------------------------------------------------------------------------------------------------------------------------
GLOBAL INCOME FUND
                                                    6/30/03+     12/31/02      12/31/01      12/31/00     12/31/99     12/31/98
-------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                            --           --            --            --            --      5/1/97
Net asset value, beginning of period                  $10.84        $9.35         $9.51         $9.59        $10.53       $9.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                0.12         0.21          0.32          0.40          0.45        0.44
   Net realized and unrealized
      gains (losses) on investments                     0.42         1.35         (0.48)        (0.47)        (1.24)       0.87
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          0.54         1.56         (0.16)        (0.07)        (0.79)       1.31

LESS DISTRIBUTIONS FROM:
   Net investment income                                  --         0.07            --          0.01          0.14        0.61
   Net realized gains                                     --           --            --            --          0.01        0.02
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --         0.07         --             0.01          0.15        0.63
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $11.38       $10.84         $9.35         $9.51         $9.59      $10.53
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                       4.98%       16.63%       (1.68)%       (0.69)%       (7.49)%      13.33%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $19,750      $17,806        $8,885        $9,555        $9,175      $9,739
   Ratios to average net assets:
      Net investment income*                           2.01%        2.65%         3.53%         4.51%         4.20%       4.73%
      Expenses*                                        0.70%        0.69%         0.72%         0.72%         0.74%       0.82%
   Portfolio turnover rate                                0%         152%          125%          177%          130%         64%

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND

                                                    6/30/03+     12/31/02      12/31/01      12/31/00      12/31/99    12/31/98
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --             --            --           --      7/1/85
Net asset value, beginning of period                  $12.68       $14.49        $15.51        $15.86        $14.66      $13.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                0.12         0.31          0.38          0.43          0.34        0.34
   Net realized and unrealized
      gains (losses) on investments                     1.09        (1.67)        (0.83)         0.32          1.59        1.90
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          1.21        (1.36)        (0.45)         0.75          1.93        2.24
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  --         0.32          0.38          0.44          0.33        0.34
   Net realized gains                                     --         0.13          0.19          0.66          0.40        0.45
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --         0.45          0.57          1.10          0.73        0.79
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $13.89       $12.68        $14.49        $15.51        $15.86      $14.66
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                       9.54%      (9.31)%       (2.89)%         4.94%        13.25%      17.10%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)         $135,585     $112,747      $130,757      $130,734      $109,913    $72,632
   Ratios to average net assets:
      Net investment income*                           1.97%        2.22%         2.54%         2.84%         2.50%       2.69%
      Expenses*                                        0.55%        0.54%         0.53%         0.54%         0.56%       0.63%
   Portfolio turnover rate                               85%         126%          122%          117%          105%        124%

---------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                           FINANCIAL HIGHLIGHTS
                                                  SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
-------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
                                                    6/30/03+     12/31/02      12/31/01      12/31/00     12/31/99     12/31/98
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --            --            --           --       7/1/85
Net asset value, beginning of period                   $1.00        $1.00         $1.00         $1.00         $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                0.00(d)      0.01          0.04          0.06          0.05        0.05
   Net realized and unrealized
      gains on investments                              0.00         0.00(d)       0.00(d)       0.00(d)       0.00(d)     0.00(d)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                 0.00         0.01          0.04          0.06          0.05        0.05
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                               0.00(d)       0.01          0.04          0.06          0.05        0.05
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --         0.01          0.04          0.06          0.05        0.05
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $1.00        $1.00         $1.00         $1.00         $1.00       $1.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                       0.46%        1.48%         3.99%         6.24%         5.00%       5.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)         $533,326     $685,353      $712,156      $499,561      $473,538    $239,547
   Ratios to average net assets:
      Net investment income*                           0.93%        1.46%         3.80%         6.01%         4.96%       5.14%
      Net expenses*                                    0.42%        0.40%         0.34%         0.32%         0.30%       0.37%
      Gross expenses*                                  0.42%        0.40%         0.42%         0.45%         0.49%       0.59%

-------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND

                                                    6/30/03+     12/31/02      12/31/01      12/31/00      12/31/99    12/31/98
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           --            --            --           --       5/1/95
Net asset value, beginning of period                  $13.14       $14.78        $13.82        $10.87        $11.59      $15.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                0.36         0.80          0.64          0.56          0.77        0.73
   Net realized and unrealized
     gains (losses) on investments                      2.04        (1.01)         1.00          2.96         (0.82)      (3.46)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS          2.40        (0.21)         1.64          3.52         (0.05)      (2.73)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                               --            0.66          0.53          0.52          0.64        0.50
   Net realized gains                                  --            0.77          0.15          0.05          0.03        0.46
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                    --            1.43          0.68          0.57          0.67        0.96
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $15.54       $13.14        $14.78        $13.82        $10.87      $11.59
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A)                                      18.19%      (1.35)%        11.84%        32.54%       (0.22)%    (17.68)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $72,917      $70,164       $87,306       $73,799       $41,842     $47,756
   Ratios to average net assets:
      Net investment income*                           3.97%        4.81%         5.05%         5.62%         6.21%       5.43%
      Expenses*                                        0.90%        0.89%         0.90%         0.92%         0.94%       0.99%
   Portfolio turnover rate                               25%          90%           49%           56%           16%         29%

----------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                   NOTES TO FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) Information is for the period April 28, 2000, commencement of investment operations, through December 31, 2000.

(c) As of April 28, 2000, the Fund's name was changed to Mid-Cap Value Equity Fund from Value Equity Fund.

(d)  Less than $0.01 per share.

* Annualized for periods less than one year.

+    Unaudited.


                                                                                                      PREMIER
                                                                       U.S.          S&P 500          GROWTH           VALUE
STATEMENTS OF ASSETS                                                 EQUITY            INDEX          EQUITY          EQUITY
AND LIABILITIES JUNE 30, 2003 (UNAUDITED)                              FUND             FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $95,810,789;
       $606,923,536; $103,203,825; $31,962,327; $182,826,797;
       $56,489,575; $33,334,448; $252,108,731; $15,703,005;
       $121,831,417; $0; and $58,489,141, respectively)          $95,465,636     $482,731,358     $97,721,717    $31,979,212
   Short-term Investments (at Amortized Cost)                      2,892,356       17,481,784       6,878,940        320,893
   Cash                                                                  874               --              --             --
   Foreign Cash (cost $0; $0; $0; $179; $0; $0; $92,554; $0;
       $230,929; $52,583; $0; and $0, respectively)                       --               --              --            194
   Receivable for investments sold                                   195,494               --          47,654        884,602
   Income receivables                                                 77,128          610,080          60,713         30,098
   Receivable for fund shares sold                                    88,689          164,742       2,549,278        126,182
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS                                               98,720,177      500,987,964     107,258,302     33,341,181
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned                        1,166,257               --       1,085,147             --
   Payable for investments purchased                                 128,826               --       2,014,588        886,131
   Payable for fund shares redeemed                                    1,377               --             354             --
   Payable to GEAM                                                    50,592          163,255          58,667         21,204
   Variation margin payable                                               --               --           4,425             --
   Payable for total return swaps                                         --               --              --             --
   Options written at market (Premium received $0; $0; $0;
       $0; $0; $0; $0; $31,301; $0; $5,217; $0; $296, $244)               --               --              --             --
   Interest/Dividend payable                                              --               --              --             --
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES                                           1,347,052          163,255       3,163,181        907,335
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $97,373,125     $500,824,709    $104,095,121    $32,433,846
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                               119,304,546      642,404,584     123,927,902     35,557,033
   Undistributed net investment income                               472,248        3,115,931          78,768        151,085
   Accumulated net realized gain (loss)                          (22,054,216)     (19,896,167)    (14,425,016)    (3,291,170)
   Net unrealized appreciation/(depreciation) on:
       Investments                                                  (345,153)    (124,192,178)     (5,482,108)        16,885
       Futures                                                        (4,300)        (607,461)         (4,425)            --
       Written Options                                                    --               --              --             --
       Foreign currency transactions                                      --               --              --             13
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $97,373,125     $500,824,709    $104,095,121    $32,433,846
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value)                               3,438,134       27,741,425       1,684,361      4,023,089
Net asset value per share                                             $28.32           $18.05          $61.80          $8.06

* Includes $1,166,257, $1,085,147, $9,121,469, $12,093,570, $3,860,441 and
  $12,911,312 of securities on loan in the U.S. Equity Fund, Premier Growth Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund and Total Return Fund respectively.

-----------------
See Notes to Financial Statements.



                                                                       MID-CAP       SMALL-CAP  INTERNATIONAL
 STATEMENTS OF ASSETS                                             VALUE EQUITY    VALUE EQUITY         EQUITY          INCOME
 AND LIABILITIES JUNE 30, 2003 (UNAUDITED)                                FUND            FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $95,810,789;
       $606,923,536; $103,203,825; $31,962,327; $182,826,797;
       $56,489,575; $33,334,448; $252,108,731; $15,703,005;
       $121,831,417; $0; and $58,489,141, respectively)            $181,688,048    $59,914,058    $33,132,138    $257,552,812
   Short-term Investments (at Amortized Cost)                        17,148,624     15,818,727      4,839,913      34,382,661
   Cash                                                                      --             --             --           2,627
   Foreign Cash (cost $0; $0; $0; $179; $0; $0; $92,554; $0;
       $230,929; $52,583; $0; and $0, respectively)                          --             --         92,406              --
   Receivable for investments sold                                    1,490,496         89,527             --      41,852,549
   Income receivables                                                   318,652         59,529        145,887       2,080,081
   Receivable for fund shares sold                                    2,398,639        149,145             --          21,738
--------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS                                                 203,044,459     76,030,986     38,210,344     335,892,468
--------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned                           9,121,468     12,093,570      3,860,441              --
   Payable for investments purchased                                    686,916        353,710          7,204      89,975,138
   Payable for fund shares redeemed                                       2,264             --         58,009         170,435
   Payable to GEAM                                                      109,167         45,437        123,816         119,451
   Variation margin payable                                               2,400             --             --          13,125
   Payable for total return swaps                                            --             --             --           7,500
   Options written at market (Premium received $0; $0; $0;
       $0; $0; $0; $0; $31,301; $0; $5,217; $0; $296, $244)                  --             --             --          31,406
   Interest/Dividend payable                                                 --             --             --          33,546
--------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES                                              9,922,215     12,492,717      4,049,470      90,350,601
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                         $193,122,244    $63,538,269    $34,160,874    $245,541,867
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                  196,897,280     66,160,598     51,565,066     230,709,273
   Undistributed net investment income                                1,038,639         99,740        388,296       3,741,359
   Accumulated net realized gain (loss)                              (3,673,151)    (6,146,552)   (17,595,500)      5,617,295
   Net unrealized appreciation/(depreciation) on:
       Investments                                                   (1,138,749)     3,424,483       (202,310)      5,444,081
       Futures                                                           (1,775)            --             --          29,964
       Written Options                                                       --             --             --            (105)
       Foreign currency transactions                                         --             --          5,322              --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                         $193,122,244    $63,538,269    $34,160,874    $245,541,867
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value)                                 12,911,695      5,969,170      4,971,757      18,302,861
Net asset value per share                                                $14.96         $10.64          $6.87          $13.42





                                                                      GLOBAL           TOTAL           MONEY     REAL ESTATE
 STATEMENTS OF ASSETS                                                 INCOME          RETURN           MARKET     SECURITIES
 AND LIABILITIES JUNE 30, 2003 (UNAUDITED)                              FUND            FUND             FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $95,810,789;
       $606,923,536; $103,203,825; $31,962,327; $182,826,797;
       $56,489,575; $33,334,448; $252,108,731; $15,703,005;
       $121,831,417; $0; and $58,489,141, respectively)           $17,855,350    $127,542,261  $           --     $64,523,699
   Short-term Investments (at Amortized Cost)                       1,329,783      25,082,305     534,723,359       9,584,212
   Cash                                                                    --              --              --             --
   Foreign Cash (cost $0; $0; $0; $179; $0; $0; $92,554; $0;
       $230,929; $52,583; $0; and $0, respectively)                   245,205          52,523              --             --
   Receivable for investments sold                                         --       4,012,562              --         302,736
   Income receivables                                                 248,510         450,863         653,614         413,799
   Receivable for fund shares sold                                     85,051         581,075              --             --
------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS                                                19,763,899     157,721,589     535,376,973      74,824,446
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned                                --      12,911,312              --             --
   Payable for investments purchased                                       --       9,148,532              --       1,562,500
   Payable for fund shares redeemed                                        --             134       1,855,183          20,251
   Payable to GEAM                                                     13,436          62,643         195,517          54,496
   Variation margin payable                                                --           2,225              --             --
   Payable for total return swaps                                          --           1,067              --             --
   Options written at market (Premium received $0; $0; $0;
       $0; $0; $0; $0; $31,301; $0; $5,217; $0; $296, $244)                --           5,234              --         270,000
   Interest/Dividend payable                                               --           5,738              --             --
------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES                                               13,436      22,136,885       2,050,700       1,907,247
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $19,750,463    $135,584,704    $533,326,273     $72,917,199
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in                                                 17,587,610     133,587,517     533,380,419      62,839,868
   Undistributed net investment income                                205,948       1,195,235           9,723       2,923,836
   Accumulated net realized gain (loss)                              (219,163)     (4,892,789)        (63,869)      1,092,693
   Net unrealized appreciation/(depreciation) on:
       Investments                                                  2,152,345       5,710,844              --       6,034,558
       Futures                                                             --         (18,660)             --             --
       Written Options                                                     --             (17)             --          26,244
       Foreign currency transactions                                   23,723           2,574              --             --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                        $19,750,463    $135,584,704    $533,326,273     $72,917,199
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($0.01 par value)                                1,735,477       9,759,131     533,379,435       4,692,211
Net asset value per share                                              $11.38          $13.89           $1.00          $15.54



                                                                                                       PREMIER
                                                                         U.S.         S&P 500           GROWTH         VALUE
STATEMENTS OF OPERATIONS                                               EQUITY           INDEX           EQUITY        EQUITY
FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)                           FUND            FUND             FUND          FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend                                                  $     745,705     $  3,921,226   $     368,160   $   247,810
      Interest*                                                        17,967           79,560          23,447         4,283
      Less: Foreign taxes withheld                                     (2,677)              --          (2,937)         (769)
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME                                                      760,995        4,000,786         388,670       251,324
-------------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees                                268,325          791,365         292,327        88,543
      Transfer agent                                                    1,496            1,758             793         1,678
      Trustee's fees                                                    1,471            7,559           1,234           364
      Custody and accounting expenses                                  12,232           42,024           8,749         7,916
      Professional fees                                                 5,058           30,586           4,032         1,264
      Registration expenses                                               297           21,301             256            74
      Other expenses                                                    2,780            9,865           2,511           954
-------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES                                                    291,659          904,458         309,902       100,793
-------------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME                                             469,336        3,096,328          78,768       150,531
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                               (4,721,326)      (3,644,070)     (5,547,465)     (692,581)
         Futures                                                       81,963        1,829,567          56,959            --
         Written options                                                   --               --              --            --
         Swaps                                                             --               --              --            --
         Foreign currency transactions                                     34               --              --            15
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                               13,504,099       49,293,219      16,717,808     3,218,841
         Futures                                                        3,250         (418,861)         (8,450)           --
         Written options                                                   --               --              --            --
         Foreign currency transactions                                    (10)              --              --            17

-------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments               8,868,010       47,059,855      11,218,852     2,526,292
-------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 9,337,346      $50,156,183     $11,297,620    $2,676,823
-------------------------------------------------------------------------------------------------------------------------------

   * Income attributable to security lending activity, net of rebate expenses, for the U.S. Equity Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund and Total Return Fund was $1,460, $797, $168, $5,093, $5,197 and $1,304 respectively

-----------------
See Notes to Financial Statements.



                                                                         MID-CAP      SMALL-CAP   INTERNATIONAL
STATEMENTS OF OPERATIONS                                            VALUE EQUITY   VALUE EQUITY          EQUITY          INCOME
FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)                              FUND           FUND            FUND            FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend                                                      $  1,567,922   $    267,267    $    628,510  $           --
      Interest*                                                           46,761         39,502          10,470       4,188,797
      Less: Foreign taxes withheld                                            --             --         (73,712)             --
--------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME                                                       1,614,683        306,769         565,268       4,188,797
--------------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees                                   545,059        212,257         156,536         588,791
      Transfer agent                                                       1,586          1,728           1,355           1,696
      Trustee's fees                                                       2,427            698             556           3,186
      Custody and accounting expenses                                     13,862          7,660          12,274          18,829
      Professional fees                                                    8,281          2,208           2,403          10,296
      Registration expenses                                                  493            147             100             667
      Other expenses                                                       4,336          1,620           1,212           5,461
--------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES                                                       576,044        226,318         174,436         628,926
--------------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME                                              1,038,639         80,451         390,832       3,559,871
--------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                                    (298,352)    (2,876,244)     (3,578,329)      5,256,769
         Futures                                                          90,891             --              --        (510,298)
         Written options                                                      --         16,449              --              --
         Swaps                                                                --             --              --         354,901
         Foreign currency transactions                                        --             --         (14,871)         40,552
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                                  19,600,442      5,257,106       6,440,501        (302,020)
         Futures                                                          (8,100)            --              --         250,587
         Written options                                                      --        (13,649)             --            (105)
         Foreign currency transactions                                        --             --             420              --

--------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments                 19,384,881      2,383,662       2,847,721       5,090,386
--------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $20,423,520     $2,464,113      $3,238,553      $8,650,257
--------------------------------------------------------------------------------------------------------------------------------




                                                                          GLOBAL            TOTAL           MONEY     REAL ESTATE
STATEMENTS OF OPERATIONS                                                  INCOME           RETURN           MARKET     SECURITIES
FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)                              FUND             FUND             FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividend                                                    $           --    $     709,968    $          --   $  1,570,281
      Interest*                                                          274,403          818,497        4,229,727         36,588
      Less: Foreign taxes withheld                                            --          (39,035)              --          --
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME                                                         274,403        1,489,430        4,229,727      1,606,869
---------------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administrative fees                                    61,648          291,375        1,199,977        281,588
      Transfer agent                                                         712            1,452            2,343          1,451
      Trustee's fees                                                         291            1,806           10,300          1,009
      Custody and accounting expenses                                      5,906           19,989           44,012          8,288
      Professional fees                                                    1,030            6,885           35,720          3,767
      Registration expenses                                                   59              347            2,076            198
      Other expenses                                                         853            3,243           14,593          2,040
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES                                                        70,499          325,097        1,309,021        298,341
---------------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME                                                203,904        1,164,333        2,920,706      1,308,528
---------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments                                                          --       (1,462,175)             119      1,285,110
         Futures                                                              --            6,902               --          --
         Written options                                                      --               --               --       (137,766)
         Swaps                                                                --           58,205               --          --
         Foreign currency transactions                                    32,785            5,724               --          --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments                                                     827,038       11,351,700               --      8,719,486
         Futures                                                              --           (6,300)              --          --
         Written options                                                      --              (17)              --         26,244
         Foreign currency transactions                                     7,647              323               --          --

---------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain on investments                    867,470        9,954,362              119      9,893,074
---------------------------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $1,071,374      $11,118,695       $2,920,825    $11,201,602
---------------------------------------------------------------------------------------------------------------------------------


                                                                         U.S.                             S&P 500
STATEMENTS OF                                                          EQUITY                               INDEX
CHANGES IN NET ASSETS                                                    FUND                                FUND
--------------------------------------------------------------------------------------------------------------------------------

                                                           SIX MONTHS ENDED   YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                             JUNE 30, 2003   DECEMBER 31,      JUNE 30, 2003    DECEMBER 31,
                                                              (UNAUDITED)        2002           (UNAUDITED)         2002
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                $      469,336   $      951,963   $    3,096,328   $     6,521,672
     Net realized loss on investments,
       futures, written options, foreign
       currency transactions and swaps                        (4,639,329)      (9,918,043)      (1,814,503)      (16,235,739)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, foreign currency
       translation                                            13,507,339      (15,504,283)      48,874,358      (135,055,684)
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                   9,337,346      (24,470,363)      50,156,183      (144,769,751)
--------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                         --            (993,741)           --           (6,556,635)
     Net realized gains                                            --               --               --             (829,052)
     Return of Capital                                             --               --               --                --

--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                             --            (993,741)           --           (7,385,687)
--------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions                              9,337,346      (25,464,104)      50,156,183      (152,155,438)
--------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from shares sold                                 7,358,541       33,406,302       31,081,845        57,680,096
     Value of distributions reinvested                             --             995,035            --            7,385,652
     Cost of shares redeemed                                 (21,434,799)     (22,403,673)     (29,586,351)     (113,906,645)

--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions         (14,076,258)      11,997,664        1,495,494       (48,840,897)
   TOTAL INCREASE (DECREASE) IN NET ASSETS                    (4,738,912)     (13,466,440)      51,651,677      (200,996,335)

NET ASSETS
   Beginning of period                                       102,112,037      115,578,477      449,173,032       650,169,367
--------------------------------------------------------------------------------------------------------------------------------
    End of period                                          $  97,373,125     $102,112,037     $500,824,709     $ 449,173,032
--------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD                    $     472,248    $       2,912     $  3,115,931     $       6,492
--------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold                                                 274,681        1,160,738        1,830,132         3,189,728
     Issued for distributions reinvested                           --              38,975            --              459,021
     Shares redeemed                                            (802,423)        (821,917)      (1,854,694)       (6,561,675)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                          (527,742)         377,796          (24,562)       (2,912,926)
--------------------------------------------------------------------------------------------------------------------------------


----------------
See Notes to Financial Statements.


                                                                            PREMIER                        VALUE
STATEMENTS OF                                                                GROWTH                       EQUITY
CHANGES IN NET ASSETS                                                   EQUITY FUND                         FUND
-----------------------------------------------------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
                                                                JUNE 30, 2003   DECEMBER 31,    JUNE 30, 2003   DECEMBER 31,
                                                                 (UNAUDITED)        2002         (UNAUDITED)        2002
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                  $         78,768  $        42,373   $    150,531   $    218,393
     Net realized loss on investments,
       futures, written options, foreign
       currency transactions and swaps                            (5,490,506)     (8,217,182)       (692,566)    (1,325,932)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, foreign currency
       translation                                                16,709,358     (14,952,655)      3,218,858     (3,237,924)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                      11,297,620     (23,127,464)      2,676,823     (4,345,463)
-----------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                             --            (44,437)          --          (218,481)
     Net realized gains                                                --               (450)          --             --
     Return of Capital                                                 --              --              --             --

-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                                 --            (44,887)          --          (218,481)
-----------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions                                 11,297,620     (23,172,351)      2,676,823     (4,563,944)
-----------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from shares sold                                    18,610,164      27,353,130       6,075,483     12,311,784
     Value of distributions reinvested                                 --             44,881           --           218,492
     Cost of shares redeemed                                     (13,382,009)    (20,841,624)       (941,839)    (1,545,036)

-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions               5,228,155       6,556,387       5,133,644     10,985,240
   TOTAL INCREASE (DECREASE) IN NET ASSETS                        16,525,775     (16,615,964)      7,810,467      6,421,296

NET ASSETS
   Beginning of period                                            87,569,346     104,185,310      24,623,379     18,202,083
-----------------------------------------------------------------------------------------------------------------------------
    End of period                                               $104,095,121    $ 87,569,346     $32,433,846    $24,623,379
-----------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD                         $     78,768   $          --     $   151,085    $       554
-----------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold                                                     314,512         448,985         809,169      1,499,387
     Issued for distributions reinvested                               --                826           --            29,890
     Shares redeemed                                                (229,931)       (352,563)       (131,136)      (204,240)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                                84,581          97,248         678,033      1,325,037
-----------------------------------------------------------------------------------------------------------------------------




                                                                       MID-CAP                      SMALL-CAP
STATEMENTS OF                                                     VALUE EQUITY                   VALUE EQUITY
CHANGES IN NET ASSETS                                                     FUND                           FUND
-----------------------------------------------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED   YEAR ENDED SIX MONTHS ENDED   YEAR ENDED
                                                            JUNE 30, 2003   DECEMBER 31,  JUNE 30, 2003   DECEMBER 31,
                                                             (UNAUDITED)        2002       (UNAUDITED)        2002
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                               $    1,038,639  $    1,550,847  $      80,451  $     148,237
     Net realized loss on investments,
       futures, written options, foreign
       currency transactions and swaps                         (207,461)     (3,409,314)    (2,859,795)   (3,310,811)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, foreign currency
       translation                                           19,592,342     (28,885,073)     5,243,457    (4,298,064)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                 20,423,520     (30,743,540)     2,464,113    (7,460,638)
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                        --         (1,584,008)         --          (73,785)
     Net realized gains                                           --           (990,323)         --         (250,340)
     Return of Capital                                            --              --             --          (55,579)

------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                            --         (2,574,331)         --         (379,704)
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions                            20,423,520     (33,317,871)     2,464,113    (7,840,342)
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from shares sold                               14,317,868      73,119,537     10,955,448    35,695,241
     Value of distributions reinvested                            --          2,574,490          --          379,704
     Cost of shares redeemed                                (12,041,504)    (50,997,498)    (2,240,204)   (8,663,118)

------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions          2,276,364      24,696,529      8,715,244    27,411,827
   TOTAL INCREASE (DECREASE) IN NET ASSETS                   22,699,884      (8,621,342)    11,179,357    19,571,485

NET ASSETS
   Beginning of period                                      170,422,360     179,043,702     52,358,912    32,787,427
------------------------------------------------------------------------------------------------------------------------
    End of period                                          $193,122,244    $170,422,360    $63,538,269   $52,358,912
------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD                    $  1,038,639    $         --    $    99,740   $   19,289
------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold                                              1,017,803       4,644,472      1,102,167     3,096,382
     Issued for distributions reinvested                          --            195,185          --           37,226
     Shares redeemed                                           (921,372)     (3,461,117)      (232,588)     (764,622)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                           96,431       1,378,540        869,579     2,368,986
------------------------------------------------------------------------------------------------------------------------



                                                                    INTERNATIONAL
 STATEMENTS OF                                                             EQUITY                           INCOME
 CHANGES IN NET ASSETS                                                       FUND                             FUND
------------------------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED   YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                             JUNE 30, 2003   DECEMBER 31,      JUNE 30, 2003    DECEMBER 31,
                                                              (UNAUDITED)        2002           (UNAUDITED)         2002
------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                                $      390,832  $       341,829    $   3,559,871    $    6,120,595
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps                                 (3,593,200)      (7,906,420)       5,141,924         4,427,269
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, foreign currency
       translation                                             6,440,921         (903,995)         (51,538)        4,724,386
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                   3,238,553       (8,468,586)       8,650,257        15,272,250
------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                         --            (383,022)           --           (6,251,649)
     Net realized gains                                            --               --               --           (2,651,600)
------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                             --            (383,022)           --           (8,903,249)
------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
     and distributions                                         3,238,553       (8,851,608)       8,650,257         6,369,001
------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from shares sold                                21,824,840      202,917,291       39,589,803       123,549,021
     Value of distributions reinvested                             --             382,956            --            8,903,228
     Cost of shares redeemed                                 (22,585,547)    (204,884,183)     (23,498,243)      (35,760,845)
------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions            (760,707)      (1,583,936)      16,091,560        96,691,404
   TOTAL INCREASE (DECREASE) IN NET ASSETS                     2,477,846      (10,435,544)      24,741,817       103,060,405

NET ASSETS
   Beginning of period                                        31,683,028       42,118,572      220,800,050       117,739,645
------------------------------------------------------------------------------------------------------------------------------
    End of period                                           $ 34,160,874   $   31,683,028     $245,541,867      $220,800,050
------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD                    $     388,296  $          (2,536) $    3,741,359   $      181,488
------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold                                               3,441,185       26,962,871        3,017,148         9,557,400
     Issued for distributions reinvested                           --              62,269            --              689,104
     Shares redeemed                                          (3,552,040)     (27,031,775)      (1,785,396)       (2,781,816)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                          (110,855)          (6,635)       1,231,752         7,464,688
------------------------------------------------------------------------------------------------------------------------------


---------------
See Notes to Financial Statements.

                                                                       GLOBAL                          TOTAL
 STATEMENTS OF                                                         INCOME                         RETURN
 CHANGES IN NET ASSETS                                                   FUND                           FUND
-----------------------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
                                                           JUNE 30, 2003  DECEMBER 31,    JUNE 30, 2003   DECEMBER 31,
                                                            (UNAUDITED)       2002         (UNAUDITED)        2002
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                               $     203,904  $      321,344  $    1,164,333  $    2,672,355
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps                                   32,785        (99,430)     (1,391,344)     (2,921,944)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, foreign currency
       translation                                             834,685      1,611,276      11,345,706     (11,884,451)
-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations                 1,071,374      1,833,190      11,118,695     (12,134,040)
-----------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                       --          (106,455)          --         (2,769,507)
     Net realized gains                                          --             --              --         (1,156,629)
-----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                           --          (106,455)          --         (3,926,136)
-----------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
     and distributions                                       1,071,374      1,726,735      11,118,695     (16,060,176)
-----------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from shares sold                               7,519,456     17,291,800      13,990,380      10,707,489
     Value of distributions reinvested                           --           106,399           --          3,926,126
     Cost of shares redeemed                                (6,646,190)   (10,204,523)     (2,271,086)    (16,583,322)
-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions           873,266      7,193,676      11,719,294      (1,949,707)
   TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,944,640      8,920,411      22,837,989     (18,009,883)

NET ASSETS
   Beginning of period                                      17,805,823      8,885,412     112,746,715     130,756,598
-----------------------------------------------------------------------------------------------------------------------
    End of period                                          $19,750,463   $ 17,805,823    $135,584,704    $112,746,715
-----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD                    $   205,948  $       2,044    $  1,195,235    $     30,902
-----------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold                                               682,457      1,705,600       1,050,042         783,209
     Issued for distributions reinvested                         --             9,870           --            311,845
     Shares redeemed                                          (589,336)    (1,023,011)       (181,196)     (1,231,329)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                          93,121        692,459         868,846        (136,275)
-----------------------------------------------------------------------------------------------------------------------




                                                                  MONEY                         REAL ESTATE
 STATEMENTS OF                                                    MARKET                         SECURITIES
 CHANGES IN NET ASSETS                                              FUND                               FUND
---------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED YEAR ENDED
                                                       JUNE 30, 2003    DECEMBER 31,     JUNE 30, 2003 DECEMBER 31,
                                                        (UNAUDITED)         2002          (UNAUDITED)      2002
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income                           $   2,920,706      $ 10,565,808     $ 1,308,528    $3,867,376
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps                                  119           (63,988)      1,147,344     3,229,250
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, foreign currency
       translation                                           --                --          8,745,730    (8,975,587)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations             2,920,825        10,501,820      11,201,602    (1,878,961)
---------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                              (2,920,706)      (10,565,808)          --       (3,241,233)
     Net realized gains                                      --               (3,335)          --       (3,776,580)
---------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                  (2,920,706)      (10,569,143)          --       (7,017,813)
---------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
     and distributions                                         119           (67,323)     11,201,602    (8,896,774)
---------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from shares sold                         212,285,168     2,039,837,252       4,053,994    37,590,583
     Value of distributions reinvested                   3,056,429        10,649,387           --        7,017,750
     Cost of shares redeemed                          (367,368,835)   (2,077,221,799)    (12,502,786)  (52,853,195)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions  (152,027,238)      (26,735,160)     (8,448,792)   (8,244,862)
   TOTAL INCREASE (DECREASE) IN NET ASSETS            (152,027,119)      (26,802,483)      2,752,810   (17,141,636)

NET ASSETS
   Beginning of period                                 685,353,392       712,155,875      70,164,389    87,306,025
---------------------------------------------------------------------------------------------------------------------
    End of period                                    $ 533,326,273  $    685,353,392    $ 72,917,199  $ 70,164,389
---------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD              $       9,723  $         9,723     $  2,923,836  $   1,387,933
---------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold                                       212,285,169     2,039,837,252         281,032     2,428,854
     Issued for distributions reinvested                 3,056,429        10,649,387           --          536,115
     Shares redeemed                                  (367,368,835)   (2,077,221,799)       (928,500)   (3,532,649)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares                (152,027,237)      (26,735,160)       (647,468)     (567,680)
---------------------------------------------------------------------------------------------------------------------

                        NOTES TO FINANCIAL STATEMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Company is comprised of fourteen investment portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Income Fund, Global Income Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund.

Effective May 1, 1997, the Common Stock Index Portfolio changed its name to the S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 of the 1940 Act governing money market funds. To effect this change, the Money Market Fund declared a stock split in the ratio of 10.41 to 1. As a result of the stock split, the Money Market Fund began maintaining a constant net asset value per share of $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock split.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each Fund.

As of June 30, 2003, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities listed on the NASDAQ will be valued at the NASDAQ's official closing price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Directors of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the

                        NOTES TO FINANCIAL STATEMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the

                        NOTES TO FINANCIAL STATEMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------



return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

                        NOTES TO FINANCIAL STATEMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


At June 30, 2003, information on the tax components of capital is as follows:


                                                                                         Net Tax Unrealized
                                              Gross Tax                   Gross Tax            Appreciation
                                             Unrealized                  Unrealized          (Depreciation)
                                           Appreciation                Depreciation           on Investments
----------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                           $  4,729,663              $    5,074,815         $       (345,152)
S&P 500 Index Fund                           34,459,547                 158,651,725             (124,192,178)
Premier Growth Equity Fund                    5,723,747                  11,205,855               (5,482,108)
Value Equity Fund                             1,552,428                   1,535,543                   16,885
Mid-Cap Value Equity Fund                    15,022,371                  16,161,120               (1,138,749)
Small-Cap Value Equity Fund                   6,527,676                   3,103,193                3,424,483
International Equity Fund                     2,715,372                   2,917,682                 (202,310)
Income Fund                                   6,467,858                   1,023,777                5,444,081
Global Income Fund                            2,152,345                          --                2,152,345
Total Return Fund                            10,554,799                   4,843,955                5,710,844
Real Estate Securities Fund                   9,081,215                   3,046,657                6,034,558

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at June 30, 2003.

As of December 31, 2002, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund                                                Amount          Expires
--------------------------------------------------------------------------------

U.S. Equity Fund                               $ 4,904,289              2009
                                                 6,357,685              2010
S&P 500 Index Fund                              13,942,991              2010
Premier Growth Equity Fund                       7,239,991              2010
Value Equity Fund                                  154,171              2008
                                                   848,212              2009
                                                   815,670              2010
Mid-Cap Value Equity Fund                        3,150,013              2010
Small-Cap Value Equity Fund                      1,402,817              2010
International Equity Fund                        3,956,798              2009
                                                 8,364,676              2010
Global Income Fund                                 248,999              2008
Total Return Fund                                2,151,624              2010
Money Market Fund                                   63,988              2010

                        NOTES TO FINANCIAL STATEMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2002 as follows:

Fund                                        Currency                Capital
-------------------------------------------------------------------------------

U.S. Equity Fund                          $     17               $  901,773
S&P 500 Index Fund                              --                  904,425
Premier Growth Equity Fund                      --                  230,617
Value Equity Fund                               --                  132,160
Small-Cap Value Equity Fund                     --                1,875,169
International Equity Fund                    2,534                1,096,891
Income Fund                                     --                  169,803
Total Return Fund                            1,157                  800,246


DISTRIBUTIONS TO SHAREHOLDERS The Money Market Fund declares net investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, distributions from Real Estate Investment Trusts (REITS) and treatment of realized and unrealized gains and losses on forward foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.


3.   LINE OF CREDIT

Effective December 18, 2002, and expiring December 17, 2003, the Company (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $50 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Company during the period ended June 30, 2003. The S&P 500 Index Fund is currently not covered under a revolving credit facility.

                        NOTES TO FINANCIAL STATEMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------



4.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Funds. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:


                                                   Annualized based on average daily net assets
                                            -------------------------------------------------------
                                                Average Daily                      Advisory and
                                             Net Assets of Fund                 Administration Fees
----------------------------------------------------------------------------------------------------
U.S. Equity Fund                               All net assets                             .55%
S&P 500 Index Fund                             All net assets                             .35%
Premier Growth Equity Fund                     All net assets                             .65%
Value Equity Fund                              All net assets                             .65%
Mid-Cap Value Equity Fund                      All net assets                             .65%
Small-Cap Value Equity Fund                    All net assets                             .80%
International Equity Fund                    First $100 million                          1.00%
                                              Next $100 million                           .95%
                                              Over $200 million                           .90%
Income Fund                                    All net assets                             .50%
Global Income Fund                             All net assets                             .60%
Total Return Fund                            First $100 million                           .50%
                                              Next $100 million                           .45%
                                              Next $100 million                           .40%
                                              Next $100 million                           .35%
                                              Over $400 million                           .30%
Money Market Fund*                           First $100 million                           .50%
                                              Next $100 million                           .45%
                                              Next $100 million                           .40%
                                              Next $100 million                           .35%
                                              Over $400 million                           .30%
Real Estate Securities Fund                  First $100 million                           .85%
                                              Next $100 million                           .80%
                                              Over $200 million                           .75%
--------------------------------------------------------------------------------------------------

* GEAM voluntarily agreed to waive a portion of the fee payable by the Money Market Fund so that the fee paid by the Money Market Fund was equal to 0.25% through April 30, 2000, and effective May 1, 2000, was equal to 0.30%. GEAM discontinued the waiver as of January 1, 2002.

Effective January 1, 2002, GECIS (General Electric Capital International Services, an indirectly owned subisdiary of General Electric Company) began performing certain accounting and certain administration services previously provided by an unaffiliated service provider. For the period ending June 30, 2003 $19,994 was charged to the Funds and was allocated pro rata across funds and share classes based upon relative net assets.

DIRECTORS' COMPENSATION The Funds pay no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Directors are reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Directors and are based upon the relative net assets of each Fund.

                        NOTES TO FINANCIAL STATEMENTS  June 30, 2003 (unaudited)
--------------------------------------------------------------------------------


5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund; Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund; and Seneca Capital Management, L.L.C. ("Seneca") is the Sub-Adviser to the Real Estate Securities Fund. SSgA, Palisade and Seneca are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays SSgA, Palisade and Seneca monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

Effective October 1, 2000, GEAM, as Investment Adviser to the Mid-Cap Value Equity Fund and Global Income Fund, assumed day-to-day portfolio management responsibility from NWQ Investment Management Company and GE Asset Management Limited, formerly GE Investments (US) Limited, the previous Sub-Advisers to the Mid-Cap Value Equity Fund and Global Income Fund, respectively.


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2003 were as follows:

                                          Purchases                  Sales
-------------------------------------------------------------------------------
U.S. Equity Fund                      $  17,683,953          $  30,237,148
S&P 500 Index Fund                       16,539,603             22,184,472
Premier Growth Equity Fund               16,725,552             15,651,409
Value Equity Fund                        14,207,380              8,638,709
Mid-Cap Value Equity Fund                22,736,104             25,838,893
Small-Cap Value Equity Fund              41,232,743             33,918,001
International Equity Fund                 6,835,874              7,039,702
Income Fund                             584,789,579            559,276,342
Global Income Fund                        3,869,371                     --
Total Return Fund                        77,126,388             65,479,969
Real Estate Securities Fund              15,202,499             24,363,035


OPTIONS During the period ended June 30, 2003, the following option contracts were written:

                      Small-Cap Value Equity Fund         Income Fund            Total Return Fund    Real Estate Securities Fund
                     ------------------------------  ---------------------     --------------------   ---------------------------
                        Number of                    Number of                Number of                Number of
                        of Contracts  Premium        of Contracts Premium     of Contracts  Premium    of Contracts     Premium
---------------------------------------------------------------------------------------------------------------------------------
Balance as of
   December 31, 2002         70       $  16,450          --     $    --          --       $    --          --      $      --
Written                      --              --          30      31,301           5         5,217       2,250         630,978
Closed and Expired          (70)        (16,450)         --          --          --            --      (1,500)       (334,734)
Exercised                    --              --          --          --          --            --          --              --
---------------------------------------------------------------------------------------------------------------------------------
Balance as of
   June 30, 2003             --       $      --          30    $ 31,301           5       $ 5,217         750       $ 296,244
---------------------------------------------------------------------------------------------------------------------------------


                                                                   NOTES TO FINANCIAL STATEMENTS  June 30, 2003 (unaudited)
---------------------------------------------------------------------------------------------------------------------------

SWAP AGREEMENTS Open swap transactions held by the Funds consisted of the following as of June 30, 2003:

INCOME FUND                                                                                                  Notional Amount
---------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/
negative return on the Index and pays one month LIBOR minus 44 basis points monthly, expires
September 30, 2003.                                                                                                 $800,000

Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/
negative return on the Index and pays one month LIBOR minus 10 basis points monthly, expires
July 31, 2003.                                                                                                    $6,800,000

TOTAL RETURN FUND                                                                                            Notional Amount
---------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/
negative return on the Index and pays one month LIBOR minus 44 basis points monthly, expires
September 30, 2003.                                                                                                 $900,000

Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/
negative return on the Index and pays one month LIBOR minus 10 basis points monthly, expires
July 31, 2003.                                                                                                      $400,000

SECURITY LENDING At June 30, 2003, the following Funds participated in securities lending:

                                                              Loaned securities at
                                                                  market value                      Cash Collateral
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                  $ 1,123,809                        $ 1,166,257
Premier Growth Equity Fund                                          1,040,343                          1,085,147
Mid-Cap Value Equity Fund                                           8,878,800                          9,121,468
Small-Cap Value Equity Fund                                        11,789,140                         12,093,570
International Equity Fund                                           3,697,158                          3,860,441
Total Return Fund                                                  12,526,920                         12,911,312

                                       85

                                             ADDITIONAL INFORMATION  (unaudited)
--------------------------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    54

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    58

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board, Chief Executive Officer and President of GE Investment Distributors, Inc., a registered broker-dealer, from 1993 to 2003; Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board of GE Private Asset Management Funds, Inc. since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    56

POSITION(S) HELD WITH FUND    Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 58

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    36

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Manager of Mutual Fund Operations at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York; from September 1998 to August 1999 a Supervisor in the Investment Company Group at McGladrey & Pullen LLP (Acquired by PricewaterhouseCoopers LLP in August 1999); from June 1996 to September 1998 a Manager of Audit Services at Condon O'Meara McGinty & Donnelly LLP. Treasurer of GE Funds, GE Lifestyle Funds, GE Institutional Funds, Elfun Funds, and GE Savings & Security Funds since June 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

                                             ADDITIONAL INFORMATION  (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    42

POSITION(S) HELD WITH FUND    Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Asset Management Services at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998; Secretary of GE Private Asset Management Funds, Inc. since 2002.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A



NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM 3003 Summer St. Stamford, CT  06905

AGE   57

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception; Director of GE Private Asset Management Funds, Inc. since December 2001.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   55

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception; Director of GE Private Asset Management Funds since December 2001.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   67

POSITION(S) HELD WITH FUND    Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.;

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   48

OTHER DIRECTORSHIPS HELD BY TRUSTEE GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds, GE Institutional Funds and GE LifeStyle Funds since their inception; Director of GE Private Asset Management Funds since December 2001.

                                                                 INVESTMENT TEAM
--------------------------------------------------------------------------------



EUGENE K. BOLTON*
--------------------------------------------------------------------------------

Eugene K. Bolton is Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. He leads a team of portfolio managers for the U.S. EQUITY FUND. He has served in that capacity since the Fund's financial inception date. Mr. Bolton joined GE Asset Management in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.


DAVID B. CARLSON*
--------------------------------------------------------------------------------

David B. Carlson is a Senior Vice President of GE Asset Management and portfolio manager for the PREMIER GROWTH EQUITY FUND. Mr. Carlson is also responsible for the domestic equity portion of the TOTAL RETURN FUND. He has served in those capacities since each Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.


DONALD J. DUNCAN
--------------------------------------------------------------------------------

Donald J. Duncan is a Vice President of GE Asset Management. He is portfolio manager of MONEY MARKET FUND and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager--Short Term Securities in 1990 and Vice President--Money Markets in 2002.


WILLIAM M. HEALEY
--------------------------------------------------------------------------------

William M. Healey is a Vice President of GE Asset Management. He is portfolio manager of the GLOBAL INCOME FUND and has served in this capacity since September 2002. He has served on the Fund's portfolio management team since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.


RALPH R. LAYMAN
--------------------------------------------------------------------------------

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman leads a team of portfolio managers for the INTERNATIONAL EQUITY FUND and is also responsible for the international equity portion of the TOTAL RETURN FUND. He has served in those capacities for the International Equity and Total Return Funds since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became Executive Vice President in 1992.


ROBERT A. MACDOUGALL
--------------------------------------------------------------------------------

Robert A. MacDougall is a Director and Executive Vice President of GE Asset Management. He manages the overall fixed income investments for GE Asset Management. Mr. MacDougall leads a team of portfolio managers for the INCOME FUND. Mr. MacDougall is also responsible for the fixed income portion of the TOTAL RETURN FUND. He has served in those capacities for the Money Market and Total Return Funds since 1997 and for the Income Fund since the Fund's financial inception date. Mr. MacDougall joined GE Asset Management in 1986 as Vice President. He became Senior Vice President of Fixed Income in 1993 and a Director and Executive Vice President of Fixed Income in 1997.


PAUL REINHARDT
--------------------------------------------------------------------------------

Paul Reinhardt is a Senior Vice President of GE Asset Management and portfolio manager of the VALUE EQUITY FUND. He has served in this capacity since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.


RALPH E. WHITMAN
--------------------------------------------------------------------------------

Ralph E. Whitman is a Senior Vice President of GE Asset Management and portfolio manager of the MID-CAP VALUE EQUITY Fund. He has served in this capacity since October 2000. He joined GE Asset Management in 1987 as an Equity Analyst. He became Vice President for U.S. Equity Investments in 1995 and Senior Vice President for U.S. Equity Portfolios in 1998.

*Effective September, 2003 David B. Carlson will replace Eugene K. Bolton as the manager of U.S. equity investments for GE Asset Management and will become the portfolio manager of the U.S. Equity Fund.

--------------------------------------------------------------------------------


SUB-ADVISERS
--------------------------------------------------------------------------------
PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE")

SUB-ADVISER FOR THE SMALL-CAP VALUE EQUITY FUND

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $2.0 billion as of June 30, 2003. Palisade translates its experience from various institutional and private accounts to mutual funds it sub-advises for GE Asset Management. Palisade has managed the Fund since inception.

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg, Dennison Veru and Richard Whitman. Mr. Feiler, Chief Investment Officer at Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program. Mr. Feiler has more than 30 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995. Mr. Feiler received his Bachelor's degree in 1964 from City College of New York and his Juris Doctor degree from Brooklyn Law School in 1967.

SENECA CAPITAL MANAGEMENT ("SENECA")

SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND

Seneca is a majority owned subsidiary of Phoenix Investment Partners ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is a publicly-traded company listed on the New York Stock Exchange. Seneca is an investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. As of June 30, 2003, Seneca managed approximately $13.1 billion in equity, fixed income and real estate assets.

David A. Shapiro, portfolio manager of the Real Estate Securities Fund, joined Seneca as a portfolio manager in 1995. In 1992, Mr. Shapiro became and still remains a principal of Asset Holdings Group. From 1982 to 1992 he was a Managing Director of The Adco Group, a real estate development and finance company.

SSGA FUNDS MANAGEMENT, INC. ("SSGA")

SUB-ADVISER FOR THE S&P 500 INDEX FUND

SSgA is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which, as a result of a change in federal law, has succeeded the registered investment company advisory business of State Street Global Advisors in May 2001. As of June 30, 2003, State Street Global Advisors had approximately $901.2 billion in assets under management.

The Fund is managed by a team of portfolio managers led by Karl Schneider. Mr. Schneider is a Principal of SSgA in the U.S. Structured Products Group. He joined State Street Global Advisors in 1996. Before joining the U.S. Structured Products Group, Mr. Schneider worked as a portfolio manager in State Street Global Advisor's Currency Management Group. Prior to this, he was an analyst in the Process Engineering division within State Street's custody operations. Mr. Schneider holds B.S. degrees in Finance and Investments from Babson College.

--------------------------------------------------------------------------------



INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Robert Herlihy

ASSISTANT TREASURER
John Crager

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL
Sutherland, Asbill & Brennan, L.L.P.

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT AUDITORS
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, PRESIDENT
Eugene K. Bolton, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, SALES AND MARKETING
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, MARKETING
Don W. Torey, EVP, REAL ESTATE AND PRIVATE EQUITIES
John J. Walker, EVP, CHIEF FINANCIAL OFFICER
William R. Wright, EVP, GE INSURANCE

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
201 MERRITT 7
PO BOX 4800
NORWALK, CT 06856-4800

WWW.GEASSETMANAGEMENT.COM


[LOGO OMITTED]

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

ITEM 2. CODE OF ETHICS.

                Applicable only to an annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Applicable only to an annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Applicable only to an annual filing.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Applicable only to Closed-End Management Investment Companies.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.



                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUND, INC.

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove.
      CHAIRMAN, GE INVESTMENTS FUNDS, INC.

Date:  August 28, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ROBERT HERLIHY
      Robert Herlihy
      TREASURER, GE INVESTMENTS FUNDS, INC.

Date:  August 28, 2003



                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.